UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☑	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

INGEVITY CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT

PURIFY | PROTECT | ENHANCE

ingevity

2025 ACHIEVEMENTS

Transforming for Growth: The New Ingevity

PORTFOLIO REVIEW COMPLETED

Announced New Ingevity, a focused specialty materials company comprised of two industry-leading businesses: Performance Materials and Pavement Technologies. This strategic transformation sharpens our portfolio, retaining our global scale, maintaining a strong financial profile and providing a much more stable, simplified specialty materials portfolio poised to deliver profitable growth with best-in-class EBITDA margins and shareholder returns.

$56M RETURNED TO STOCKHOLDERS

Returned value to stockholders through $56 million in share repurchases during 2025, demonstrating disciplined capital allocation and commitment to long-term shareholder value.

SAFETY

Safety remains a key priority: In 2025, we achieved a 29% reduction in personal, process safety and environmental incidents compared to 2024, our third consecutive year of improvement, and completed the global rollout of our Zero Harm Behaviors program across all manufacturing sites.

EXECUTIVE TEAM EVOLUTION

Executed executive leadership transformation to drive our next chapter and strengthen strategic capabilities: welcomed David H. Li as CEO; announced CFO transition from Mary Dean Hall to Phillip J. Platt effective May 2026; appointed Ruth Castillo as SVP and President, Performance Materials; and named Reid Clontz as SVP, Operations.

REFRESHED BOARD LEADERSHIP

Advanced board renewal to align with our strategic transformation: Bruce Hoechner elected Chair; Kevin Willis appointed Audit Committee Chair; and welcomed new directors David H. Li and F. David Segal, enhancing governance through experienced diversity of thought.

HONORS AND RECOGNITION

Earned national recognition for corporate responsibility and excellence: named one of America’s Most Responsible Companies by Newsweek for the third consecutive year; honored by TIME as one of America’s Best Midsized Companies; and received the 2025 CandE Award for best-in-class candidate experience in talent acquisition.

CULTURE AND IMPACT

In 2025, Ingevity employees contributed nearly 4,000 volunteer hours through our IngeviCares philanthropic program and embraced the reinstated matching gift program, reinforcing our commitment to making a positive impact in the communities we call home.

Dear Fellow Ingevity Stockholders,

It is my pleasure to invite you to the 2026 annual meeting of stockholders (the “Annual Meeting”) of Ingevity Corporation (“Ingevity,” the “Company” or “us”) on behalf of Ingevity’s Board of Directors (the “Board”). The Annual Meeting will be held virtually via live audio webcast on April 29, 2026, at 9:30 a.m. Eastern Time.

2025 was a pivotal year for Ingevity. We finalized our strategic portfolio review, announced and executed a comprehensive executive leadership transition, strengthened our financial position, and set the stage for long-term value creation.

Leadership for the future

In April 2025, I was honored to join Ingevity as Chief Executive Officer. From the outset, my focus has been clear: sharpen our strategy and strengthen our culture, and position Ingevity to deliver significant value for all our stockholders. Together with our leadership team and Board, we have taken decisive steps to transform our portfolio and build a foundation for long-term success.

The New Ingevity

In December, we completed our strategic portfolio review and announced New Ingevity—a focused specialty materials company comprised of two industry-leading businesses: Performance Materials and Pavement Technologies. These segments represent our most valuable platforms, characterized by resilient demand, technology depth and industry leadership.

As part of this New Ingevity transformation, we announced the sale of Industrial Specialties, exiting our remaining crude tall oil-based product lines, and closed the sale on January 1, 2026. We also announced plans to explore strategic alternatives for Advanced Polymer Technologies and Road Markings.

Driving financial strength and capital allocation

Throughout 2025, we delivered consecutive quarters of margin expansion, improved free cash flow* and accelerated deleveraging. Adjusted EBITDA margin* reached 31%, free cash flow* totaled $273.5 million and net debt ratio* improved to 2.6x by year-end. We also resumed share repurchases, buying back $56 million.

Looking ahead, we expect to generate ~$1 billion in deployable cash over the next two years which we plan to allocate toward organic growth, debt reduction and meaningful capital returns—including at least $300 million in share repurchases. Our goal over the next two years is clear: EPS growth and sustained best-in-class margins.

*

Reconciliation of these non-GAAP financial measures to the nearest GAAP measure can be found in Appendix A.

2025 marked a turning point for Ingevity as we transformed our portfolio to focus on core segments with resilient demand, and strong, sustainable performance. With disciplined capital allocation and a streamlined portfolio, the New Ingevity is positioned for long-term value creation.

Leadership evolution

This year marked significant leadership transitions:

●
Mary Dean Hall, our CFO since 2021, will conclude her tenure in May 2026 after playing a critical role in strengthening our financial foundation and guiding Ingevity through a period of transformation.
●
Richard A. White, President of Performance Chemicals, transitioned to a special projects role and will depart the company in May 2026. His leadership was instrumental in repositioning Performance Chemicals and driving operational improvements.
●
Phillip J. Platt, currently SVP, Finance and Chief Accounting Officer, will succeed Mary Dean Hall as CFO in May 2026, bringing strong financial discipline and operational insight.
●
Reid Clontz was appointed SVP, Operations consolidating leadership over global manufacturing, supply chain, procurement, continuous improvement and safety.
●
Ruth Castillo joined Ingevity as SVP and President, Performance Materials. Ruth brings extensive experience and a proven track record in specialty materials, positioning this important business for its next phase of profitable growth.

Governance excellence

We strengthened our Board with the election of Bruce Hoechner as Chair and the addition of new directors, including F. David Segal. We also acknowledged the dedicated service of founding directors, Jean S. Blackwell and Daniel F. Sansone, whose leadership and stewardship since 2016 have played a significant role in guiding Ingevity through periods of transition and transformation. In addition, Newsweek named Ingevity one of America’s Most Responsible Companies for the third consecutive year underscoring our commitment to responsible growth and strengthening the communities where we serve.

Strategic growth pathways

Performance Materials continues to lead the industry in evaporative emissions control for automotive while expanding into high-value filtration markets and pursuing emerging opportunities in energy storage and advanced materials through partnerships to advance our efforts in battery technology. Pavement Technologies is leveraging its proven product performance, strong advocacy and deep customer partnerships to drive adoption of specifications that improve roadway durability and reduce lifecycle costs. Together, these businesses reflect the strengths of the New Ingevity portfolio—technology leadership, customer trust and a focus on performance-driven solutions for critical markets.

Positioned for long-term success

Ingevity enters 2026 as a leaner, stronger, more focused company positioned for sustained profitability, disciplined capital allocation and long-term value creation. Thank you for your continued confidence as we move into the next chapter of our company.

Sincerely,

David H. Li

President and CEO

Additional information about this year’s Annual Meeting

A notice of internet availability of proxy materials or proxy card is being mailed, and the attached proxy statement is being made available, beginning on March 17, 2026, to each holder of record of Common Stock as of the record date, March 2, 2026. Please see “Questions and Answers about the Annual Meeting, Proxy Solicitation and Voting Information” for additional information about how to attend, vote, examine the list of stockholders and submit questions during the Annual Meeting.

Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote and submit your proxy in advance of the Annual Meeting by one of the methods described in the proxy materials. Your vote will mean that you are represented at the Annual Meeting even if you do not attend virtually.

HOW TO VOTE

ONLINE

Vote online using the control number on your proxy card at www.proxyvote.com

PHONE

Locate the control number on your proxy card to vote by calling 1-800-690-6903

MAIL

If you received a printed version of the proxy materials, you may vote by mail using the instructions provided

DURING THE VIRTUAL MEETING

See “Questions and Answers about the Annual Meeting, Proxy Solicitation, and Voting Information” for details on how to virtually attend and vote during the meeting

DATE & TIME April 29, 2026 9:30 a.m. Eastern Time	LIVE AUDIO WEBCAST LOCATION www.virtualshareholder meeting.com/NGVT2026 To be admitted, enter the control number found on your proxy card or Notice regarding the availability of proxy materials	RECORD DATE March 2, 2026. Holders of record of our Common Stock at the close of business on the Record Date are entitled to receive notice of, virtually attend, and vote at the Annual Meeting

To allow our stockholders greater access to the meeting and lower the barriers to stockholder participation, our Annual Meeting will be held in a virtual format only with no physical meeting location.

ITEMS OF BUSINESS

At the Annual Meeting, stockholders will be asked to act on the following items:

●
Elect nine (9) director nominees;
●
Approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers;
●
Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026;
●
Approve amendment to increase share authorization under the Ingevity Corporation 2025 Omnibus Incentive Plan; and
●
Consider any other business properly brought before the meeting.

ADDITIONAL INFORMATION

Whether or not you plan to attend the Annual Meeting virtually, we urge you to review the proxy materials carefully and to vote in advance as promptly as possible.

By Order of the Board of Directors,

Ryan C. Fisher
Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on April 29, 2026. The Proxy Statement and our Annual Report are available at www.proxyvote.com.

2	PROXY STATEMENT SUMMARY
3	2025 Business Overview
2025 Achievements
4	Snapshot of the Board’s Director Nominees
5	Board Demographics
6	Corporate Governance Highlights
7	Executive Compensation Governance Practices
8	PROPOSAL 1 – ELECTION OF DIRECTORS
8	Vote Required:
9	Board Nominees for Director
18	Summary of the Board Nominees’ Skills and Experience
19	BOARD AND CORPORATE GOVERNANCE MATTERS
19	Role of the Board of Directors
19	Corporate Governance Guidelines
20	Board Leadership Structure
21	Committees of our Board of Directors
24	Director Nominees and Selection
25	Board Refreshment and Succession Planning
26	Evaluating Board Performance and Effectiveness
26	Board Meetings and Executive Sessions
27	Board’s Role in Risk Oversight
30	Management Development and Succession Planning
30	Board Oversight of Human Capital Matters
30	Director Education Program
30	Retirement Age, Term Limits and Significant Change in Job Responsibilities
30	Overboarding Policy
31	Stockholder Outreach and Engagement
31	How to Contact the Board
31	Code of Conduct
32	Governance Materials on Our Website
32	Related Party Transactions
33	DIRECTOR COMPENSATION
36	PROPOSAL 2 – NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF INGEVITY’S NAMED EXECUTIVE OFFICERS (SAY-ON-PAY)
37	COMPENSATION DISCUSSION AND ANALYSIS
37	2025 Named Executive Officers
38	Executive Summary
40	Executive Compensation Governance Practices
41	What Guides Our Program
42	How We Set Compensation

44	2025 Executive Compensation in Detail
52	Other Compensation Policies and Practices
53	Other Compensation and Benefits
56	Risk Analysis
57	Tax and Accounting Considerations
58	TALENT AND COMPENSATION COMMITTEE REPORT
59	COMPENSATION TABLES AND OTHER MATTERS
75	PROPOSAL 3 – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
76	AUDIT COMMITTEE MATTERS
76	Audit and Other Fees
76	Pre-Approval Policy and Procedures
77	AUDIT COMMITTEE REPORT
78	PROPOSAL 4 – APPROVAL OF AMENDMENT TO INGEVITY CORPORATION 2025 OMNIBUS INCENTIVE PLAN
85	OWNERSHIP OF EQUITY SECURITIES
87	QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING, PROXY SOLICITATION, AND VOTING INFORMATION
92	QUESTIONS AND ANSWERS REGARDING STOCKHOLDER COMMUNICATIONS, STOCKHOLDER PROPOSALS, AND COMPANY DOCUMENTS
94	FORWARD-LOOKING STATEMENTS
95	APPENDIX A – NON-GAAP FINANCIAL MEASURES AND RECONCILIATION TABLES
107	APPENDIX B – AMENDMENT TO INGEVITY CORPORATION 2025 OMNIBUS INCENTIVE PLAN
FREQUENTLY REQUESTED INFORMATION
4	SNAPSHOT OF THE BOARD’S DIRECTOR NOMINEES
27	BOARD’S ROLE IN RISK OVERSIGHT
31	STOCKHOLDER OUTREACH AND ENGAGEMENT
40	EXECUTIVE COMPENSATION GOVERNANCE PRACTICES
59	COMPENSATION TABLES AND OTHER MATTERS
71	PAY VERSUS PERFORMANCE

This summary highlights information about Ingevity Corporation and certain information contained elsewhere in this proxy statement (the “Proxy Statement”) for our 2026 Annual Meeting of Stockholders (the “Annual Meeting”). This summary does not contain all of the information that you should consider in deciding to vote. Please read the entire Proxy Statement carefully before voting.

Agenda Items and Board Recommendations

BOARD VOTE RECOMMENDATION

FOR each of the 9 director nominees

PROPOSAL 1 – ELECTION OF DIRECTORS

●
Our Board consists of a group of accomplished and highly qualified leaders who possess the requisite skills, experience, and character to effectively oversee Ingevity’s evolving needs and strategy
●
Our Board is committed to refreshment, with four new directors appointed since 2023, to bring new perspectives and skills required to develop and support Ingevity’s corporate strategy

See page 8

FOR

PROPOSAL 2 – ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (SAY-ON-PAY)

●
Our executive compensation program is designed to align the interests of our executives with our stockholders
●
A significant portion of our executive’s compensation is contingent on the achievement of financial metrics that deliver value to our stockholders

See page 36

FOR

PROPOSAL 3 – RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026

●
PricewaterhouseCoopers LLP (“PwC”) is an internationally renowned auditing firm with the requisite skill and experience to perform public company audits
●
PwC has the right mix of long-term relationship to understand our business and sufficient independence, with periodic refreshment of the audit partner, to effectively audit our financials

See page 75

FOR

PROPOSAL 4 – APPROVE AMENDMENT TO INCREASE AUTHORIZED SHARES UNDER THE INGEVITY CORPORATION 2025 OMNIBUS INCENTIVE PLAN

●
The 2025 Omnibus Incentive Plan provides the Talent and Compensation Committee of the Board appropriate tools to incentivize our employees across the organization to achieve results that are aligned with stockholder interests
●
Our Board believes that this share increase is necessary to ensure that the Company has a sufficient reserve of shares available to attract and retain the services of key individuals to support the Company’s long-term strategy

See page 78

2      INGEVITY  |  2026 Proxy Statement

Proxy Statement Summary

2025 Business Overview

Disciplined execution. Forward momentum.

In 2025, Ingevity completed its strategic portfolio review and announced the New Ingevity, a focused specialty materials company anchored in Performance Materials and Pavement Technologies. This transformation sharpens our focus and strengthens our ability to deliver sustained profitability and operational efficiency.

On January 1, 2026, we completed the sale of the North Charleston crude tall oil refinery and the Industrial Specialties product line, excluding certain lignin-based dispersants (herein referred to as the “Divestiture”). Beginning with the third quarter of 2025, we began presenting the Divestiture, previously included within the Performance Chemicals segment, as discontinued operations. The amounts included within this table are presented on a total Company basis, inclusive of both continuing and discontinued operations.

For the full year 2025, Ingevity delivered $1.29 billion in revenue and a total adjusted EBITDA margin* of 30.8%, reflecting strong operational performance and a leaner, more focused financial profile. Throughout the year, we executed disciplined capital allocation, prioritizing organic growth, reducing debt and returning cash to shareholders. These actions included the sale of Industrial Specialties for $110 million (closed January 1, 2026) and initiating plans to explore strategic alternatives for Advanced Polymer Technologies and Road Markings. Our restructuring delivered forward momentum, marked by six consecutive quarters of margin expansion, underscoring the strength of our transformation.

OVERALL FINANCIAL PERFORMANCE+

$1.29b NET SALES	$(167.1)m NET INCOME (LOSS)	$397.5m TOTAL ADJUSTED EBITDA*

30.8% TOTAL ADJUSTED EBITDA MARGIN*	$331.2m CASH FLOW PROVIDED BY OPERATING ACTIVITIES	$273.5m FREE CASH FLOW*

PERFORMANCE MATERIALS

$606.9m NET SALES	$326.3m SEGMENT EBITDA	53.8% SEGMENT EBITDA MARGIN

ADVANCED POLYMER TECHNOLOGIES

$160.2m NET SALES	$32.1m SEGMENT EBITDA	20.0% SEGMENT EBITDA MARGIN

PERFORMANCE CHEMICALS+

$522.1m NET SALES	$70.3m SEGMENT EBITDA	13.5% SEGMENT EBITDA MARGIN

*	Definitions and reconciliations of these non-GAAP financial measures to the nearest GAAP measure can be found on Appendix A.

+ Inclusive of continued and discontinuing operations.

INGEVITY  |  2026 Proxy Statement      3

Proxy Statement Summary

Snapshot of the Board’s Director Nominees

	DIRECTOR SINCE	COMMITTEES					OTHER PUBLIC COMPANY BOARDS
		A	T&C	N&G	S&S	E
LUIS FERNANDEZ-MORENO, 63 IND Sole Member and Manager, Strat and Praxis LLC; Former Interim President and CEO, Ingevity Corporation; Former Senior Vice President and President, Chemicals Group at Ashland Inc.	2016						1
DIANE H. GULYAS, 69 IND Former President, DuPont Performance Polymers, E.I. du Pont de Nemours	2019						1
BRUCE D. HOECHNER (CHAIR), 66 IND Former CEO, Rogers Corporation	2023						1
DAVID H. LI, 53 President and CEO, Ingevity Corporation	2025						1
FREDERICK J. LYNCH, 61 IND Operating Partner, AEA Investors LP; Former President and CEO, Masonite International Corporation	2016
KAREN G. NARWOLD, 66 IND Former EVP, Chief Administrative Officer, General Counsel and Corporate Secretary, Albemarle Corporation	2019						2
F. DAVID SEGAL, 56 IND Former VP, Investment Excellence, International Paper Company	2025
J. KEVIN WILLIS, 60 IND SVP and CFO, Valvoline Inc.	2024
BENJAMIN G. (SHON) WRIGHT, 51 IND Vice President and President, Distribution Business, Cummins Incorporated	2022

IND Independent	∎ Chair	∎ Member

Committees: A = Audit	T&C = Talent and Compensation	N&G = Nominating and Governance	S&S = Sustainability and Safety	E = Executive

4      INGEVITY  |  2026 Proxy Statement

Proxy Statement Summary

Board Demographics*

AVERAGE AGE	MEDIAN TENURE	INDEPENDENT	WOMEN

IDENTIFY AS RACIALLY OR ETHNICALLY DIVERSE	COMMITTEES CHAIRED BY WOMEN	DIRECTORS ADDED SINCE 2023

*For the 2025-2026 Board term

INGEVITY  |  2026 Proxy Statement      5

Proxy Statement Summary

Corporate Governance Highlights

We recognize that strong corporate governance practices contribute to long-term stockholder value. We are committed to sound governance practices, including those described below.

BOARD INDEPENDENCE, COMPOSITION, AND ACCOUNTABILITY

●
10 of 11 directors are independent, including the Chair
●
Separate Chair and CEO roles
●
Five fully independent Board committees
●
Regular Board and committee executive sessions
●
Board with diverse skills, experiences and backgrounds
●
Director overboarding policy
●
Director retirement age of 72 (unless waived by the Board on a case by case basis)

BEST PRACTICES

●
Active stockholder engagement program
●
Ongoing commitment to Board refreshment, with four new directors added since 2023
●
Annual Board, committee and individual director self-evaluations
●
Board leadership role in CEO and executive succession planning
●
Robust enterprise risk management program that includes Board oversight of key risk areas
●
Board oversight of sustainability matters and cybersecurity risk (primarily through the Sustainability and Safety Committee)
●
Annual Sustainability Report containing measurable sustainability goals
●
Comprehensive new director orientation
●
Policy prohibiting officers, directors, and employees from hedging and pledging our Common Stock
●
Robust stock ownership guidelines applicable to executives and directors
●
Comprehensive Code of Conduct and Ethics and Compliance Program

STOCKHOLDER RIGHTS

●
Annual election of all directors
●
Majority voting with director resignation policy (plurality in contested elections)
●
Stockholders representing 50% of voting power may call special meetings
●
No poison pill
●
One share, one vote standard – no dual-class shares
●
No supermajority voting requirements
●
Annual advisory vote on executive compensation

6      INGEVITY  |  2026 Proxy Statement

Proxy Statement Summary

Executive Compensation Governance Practices

The T&C Committee continues to implement and maintain practices in our compensation programs and related areas that reflect responsible corporate governance and compensation policies. These practices include the following:

WHAT WE DO	Use performance metrics to align pay with Company financial performance
Balance short‑term and long‑term incentives through focused use of performance metrics
Emphasize stock ownership with long‑term incentives being paid in Common Stock and meaningful Common Stock ownership guidelines
Maintain a “clawback” policy for executive incentive compensation in the event of a restatement of financial results regardless of fault
Use “double trigger” change of control (with respect to replacement awards) for severance and equity vesting provisions
Engage an independent consultant to advise the T&C Committee
Discourage excessive risk taking by offering a balanced compensation program that uses multiple incentive metrics that balance focus on achievement of long- and short‑term goals
Pay dividend equivalents only on stock unit awards that vest, if any
WHAT WE DON’T DO	No repricing, backdating or discounting of stock options
No hedging, pledging or short sales of Common Stock by any director, executive officer or other employee
No excise tax gross‑ups for change of control payments
No excessive perquisites
No tax gross‑ups on perquisites other than in connection with relocation benefits

INGEVITY  |  2026 Proxy Statement      7

FOR each of our Board’s 9 director nominees

RECOMMENDATION OF THE BOARD

The board recommends that the stockholders vote “for” each of the director nominees below.

Luis Fernandez- Moreno	Diane H. Gulyas	Bruce D. Hoechner	David H. Li	Frederick J. Lynch	Karen G. Narwold	F. David Segal	J. Kevin Willis	Benjamin G. (Shon) Wright

Our Board currently has eleven members, each of whom were elected at the 2025 Annual Meeting of Stockholders (“2025 Annual Meeting”), except David H. Li and F. David Segal, who were appointed to the Board immediately following the 2025 Annual Meeting in April 2025. Dan Sansone will not stand for election at the Annual Meeting pursuant to the director retirement policy included in our Corporate Governance Guidelines. Jean S. Blackwell chose not to stand for election at the Annual Meeting. Upon the recommendation of our Nominating & Governance Committee, the Board has approved the reduction of the size of the Board to 9 persons effective as of the date of the Annual Meeting. Our Nominating & Governance Committee has further recommended, and the Board has nominated, the remaining nine incumbent directors for election at the Annual Meeting: Luis Fernandez-Moreno, Diane H. Gulyas, Bruce D. Hoechner, David H. Li, Frederick J. Lynch, Karen G. Narwold, F. David Segal, J. Kevin Willis, and Benjamin G. (Shon) Wright.

Each director elected at the Annual Meeting will serve until the 2027 annual meeting of stockholders and until his or her successor has been elected and qualified. Each Board nominee has consented to being named in this Proxy Statement and to serving as a director if elected. If any Board nominee is unable to stand for election for any reason, the Common Stock represented at our Annual Meeting by proxy may be voted for another candidate proposed by our Board.

Recommendation of the Board

The Board recommends a vote “FOR” each of the director nominees named in this Proxy Statement.

Vote Required:

At any meeting of stockholders for the election of directors at which a quorum is present, the election will be determined by a majority of the votes cast by the stockholders entitled to vote in the election, except that in the case of a contested election, the election will be determined by a plurality of the votes cast by the stockholders entitled to vote in the election. The election of directors is not contested at this Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

8      INGEVITY  |  2026 Proxy Statement

Proposal 1 Election of Directors

Board Nominees for Director

LUIS FERNANDEZ-
MORENO

Independent Director

AGE: 63

DIRECTOR
SINCE: 2016

COMMITTEE
MEMBERSHIP:

●
Talent and
Compensation
●
Nominating and
Governance (Chair)
●
Executive

EDUCATION:

●
B.S., Chemical Engineering,
Universidad Iberoamerica
●
Wharton Management
Certificate Program,
University of Pennsylvania

KEY BOARD CONTRIBUTIONS

Mr. Fernandez-Moreno served as interim President and CEO of Ingevity from October 2024 until April 2025, leveraging his extensive operational experience in the performance materials, chemicals and coatings industries to drive execution on the Company’s long-term strategy and optimize business performance. He has been a member of Ingevity’s Board since its spinoff from WestRock in 2016.

During his prior role as President of Ashland’s $3.5 billion chemical division and his current service on the board of Select Water Solutions, a $1.4 billion provider of sustainable water and chemical solutions to the energy industry, Mr. Fernandez-Moreno has overseen successful growth initiatives and developed a deep understanding of business impact and responsible environmental practices, which he leverages in Board discussions regarding strategies to maximize Ingevity’s stockholder value creation.

As former President of Water Technologies at Ashland, Mr. Fernandez-Moreno was instrumental in revitalizing the business. He introduced a focus on key growth opportunities that enhanced customer service and bolstered revenue growth, delivering a 55% increase in EBITDA year over year in 2013, ultimately resulting in a successful sale of the division for $1.8 billion in 2014. Having held numerous global leadership roles for large chemical producers in the U.S., Mexico, Brazil, France and the United Kingdom, he has worked to position complex global businesses for sustainable value creation, developing experience in M&A, joint ventures and divestitures.

CURRENT PUBLIC COMPANY BOARDS:

●
Select Water Solutions (NYSE: WTTR) (since 2022)

OTHER NOTABLE BOARDS/AFFILIATIONS:

●
HASA (since 2023)
●
Huber Engineered Materials (since 2019)
●
OQ Chemicals (2018 – 2023)
●
Ascensus Specialties (2017 – 2021)

PROFESSIONAL HIGHLIGHTS

Ingevity Corporation (NYSE:NGVT)

●
Interim President and CEO (October 2024 – April 2025)

Strat and Praxis –
a consulting services company

●
Founder (since 2018)

Ashland (NYSE:ASH) –
a global specialty materials company

●
SVP and President, Chemical Group (2015 – 2017)
●
President, Ashland Specialty Ingredients (2013 – 2017)
●
President, Ashland Water Technologies (2012 – 2013)

Arch Chemicals (previously publicly traded; NYSE:ARJ) –
a manufacturer of water treatment products

●
EVP, HTH Water Products & Wood Protection (2010 – 2011)

The Dow Chemical Company (NYSE:DOW) –
a leading materials science company

●
VP, Coating Materials (2009 – 2010)

Rohm and Haas (previously publicly traded; NYSE:ROH) –
a U.S. specialty chemicals manufacturer (acquired by Dow Chemical in 2009)

●
Group Vice President, Paint and Coatings (2005 – 2009)

INGEVITY  |  2026 Proxy Statement      9

Proposal 1 Election of Directors

DIANE H. GULYAS

Independent Director

AGE: 69

DIRECTOR
SINCE: 2019

COMMITTEE
MEMBERSHIP:

●
Talent &
Compensation (Chair)
●
Nominating &
Governance
●
Executive

EDUCATION:

●
B.S., Chemical Engineering, University of Notre Dame

KEY BOARD CONTRIBUTIONS

Ms. Gulyas has extensive senior leadership experience in the chemicals industry, including at DuPont, where she held a variety of executive positions over her 36-year career with the company. During her tenure, she led three multibillion-dollar growth-oriented businesses, including a $4 billion business portfolio covering 35 global sites, and served as chair of a $1 billion joint venture with the Japanese company Teijin, which enables her to provide global markets and industry relevant expertise to the Board.

Ms. Gulyas’ significant experience in international operations, particularly in Europe and Asia, spans risk oversight, sustainability, global manufacturing and sales. Her tenure at DuPont also included responsibility for a range of industries relevant to Ingevity’s business, including specialty chemicals.

She has extensive experience in marketing and international sales and distribution, having served as the first Chief Marketing Officer at DuPont with responsibilities for branding, market research, digital marketing and worldwide capacity. This expertise allows her to provide valuable insights into market trends and go-to-market strategies that impact the Company’s growth and overall performance.

Ms. Gulyas also has a track record of successfully overseeing transformative M&A, having served on the Board of W.R. Grace & Co. during the company’s $7 billion sale to Standard Industries.

CURRENT PUBLIC COMPANY BOARDS:

●
Expeditors International of Washington (NYSE: EXPD) (since 2015)

OTHER NOTABLE BOARDS/AFFILIATIONS:

●
W.R. Grace & Co. (2015 – 2021, until acquisition by Standard Industries)
●
Mallinckrodt Pharmaceuticals (NYSE: MNK) (2013 – 2018)
●
International Motors, LLC (formerly Navistar; previously publicly traded; NYSE: NAV) (2009 – 2012)
●
Viasystems (previously publicly traded; NASDAQ: VIAS) (2003 – 2009)

PROFESSIONAL HIGHLIGHTS

DuPont de Nemours (NYSE:DD) –
a global innovation leader with technology-based materials and solutions

●
President, Performance Polymers (2009 – 2014)
●
Global Chief Marketing and Sales Officer (2004 – 2006)
●
VP, Electronic and Communication Technologies Platform (2002 – 2004)
●
VP and General Manager, Advanced Fiber (1997 – 2002)

10      INGEVITY  |  2026 Proxy Statement

Proposal 1 Election of Directors

BRUCE D.
HOECHNER

Independent Director and Board Chair

INDEPENDENT CHAIR
SINCE: 2025

AGE: 66

DIRECTOR
SINCE: 2023

COMMITTEE
MEMBERSHIP:

●
Nominating &
Governance
●
Talent &
Compensation
●
Executive (Chair)

EDUCATION:

●
B.S., Chemical Engineering,
Pennsylvania State University
●
Wharton Management
Certificate Program,
University of Pennsylvania

KEY BOARD CONTRIBUTIONS

Mr. Hoechner is an accomplished senior executive with more than 40 years of experience delivering exceptional results at high-growth technology-driven global organizations. His strong financial acumen, as well as his expertise in business strategy development, international marketing and change management, enable him to contribute valuable perspectives to the Board’s strategy discussions and planning.

As CEO of Rogers Corporation, he successfully transformed the company into a globally recognized market-driven, innovation-led growth company, driving significant value creation. Mr. Hoechner built world-class market positions in technologies that enable significant performance improvement in battery power distribution systems for electric vehicles and neighborhood electric vehicles. He led the execution of several accretive acquisitions, including DeWAL Industries, which bolstered the company’s innovative technology applications portfolio and Silicone Engineering, expanding the company’s global footprint.

His manufacturing experience spans domestic and international regions, including China and Thailand. During his tenure at Rogers, the company expanded Asia operations, launching numerous manufacturing facilities and innovation centers to further identify break-through solutions instrumental in driving the company’s value creation strategy.

CURRENT PUBLIC COMPANY BOARDS:

●
Curtiss-Wright Corporation (NYSE: CW) (since 2017)

OTHER NOTABLE BOARDS/AFFILIATIONS:

●
Director, Rogers Corporation (NYSE: ROG) (2017 – 2023)
●
Director, Greater Phoenix Economic Council (2017 – 2022)

PROFESSIONAL HIGHLIGHTS

Rogers Corporation (NYSE:ROG) –
a global leader in engineered materials

●
President and CEO (2011 – 2022)

The Dow Chemical Company (NYSE:DOW) –
a materials science company

●
President, Dow Advanced Materials Division, Asia (2009 – 2011) and Rohm and Haas (previously publicly traded; NYSE:ROH) – a U.S. specialty chemicals manufacturer (acquired by Dow Chemical in 2009)
●
Corporate VP, General Manager, Paint and Coatings, Asia (2006 – 2009)
●
Various other roles of increasing responsibility (1981 – 2006)

INGEVITY  |  2026 Proxy Statement      11

Proposal 1 Election of Directors

DAVID H. LI President and CEO AGE: 53 DIRECTOR SINCE: 2025 EDUCATION: ● B.S., Chemical Engineering, Purdue University ● M.B.A, Northwestern University

KEY BOARD CONTRIBUTIONS

David H. Li brings over 25 years of global leadership in advanced materials, combining strategic vision with operational excellence and cultural transformation. He assumed the role of President and CEO of Ingevity on April 7, 2025, and quickly led the company through the successful divestiture of its Industrial Specialties business and crude tall oil refinery, demonstrating his ability to execute complex corporate transitions.

Prior to Ingevity, Mr. Li served as CEO, President and Board Member of CMC Materials (formerly Cabot Microelectronics) from January 2015 to January 2022. Under his leadership, CMC was repositioned around innovation and growth across semiconductor and energy markets and ultimately acquired by Entegris, representing a fourfold return to shareholders during his tenure.

Before becoming CEO, Mr. Li spent nearly two decades at CMC Materials in progressively senior roles including Vice President, Asia Pacific Region (2006–2015). During this time, he drove regional growth, led cultural change initiatives and developed deep relationships across engineering, sourcing, investor relations and corporate development teams.

Mr. Li is currently enhancing the strategic direction of several high-performance materials companies through board service at Hexcel Corporation, a global leader in advanced composites for aerospace, defense and industrial applications, and CoorsTek, a pioneer in technical ceramics and engineered materials for energy, semiconductor and medical markets.

CURRENT PUBLIC COMPANY BOARDS:

●
Hexcel Corporation (NYSE: HXL) (since 2025)

OTHER NOTABLE BOARDS/AFFILIATIONS:

●
Director, Maxeon Solar Technologies Ltd. (NASDAQ: MAXN) (2023 – 2025)

PROFESSIONAL HIGHLIGHTS

CMC Materials (f/k/a Cabot Microelectronics) (previously traded; NASDAQ:CCMP), a global supplier of specialty materials focused on the semiconductor and energy industries

●
President and CEO (2015 – 2022)
●
Vice President, Asia Pacific Region (2006-2015)

●
Various senior roles of increasing significance, including in engineering, sourcing, and corporate development (1997-2006)

12      INGEVITY  |  2026 Proxy Statement

Proposal 1 Election of Directors

FREDERICK J.
LYNCH

Independent Director

AGE: 61

DIRECTOR
SINCE: 2016

COMMITTEE
MEMBERSHIP:

●
Audit
●
Talent &
Compensation

EDUCATION:

●
B.S., Chemical Engineering,
Villanova University
●
M.B.A.,
Fox School of Business,
Temple University

KEY BOARD CONTRIBUTIONS

Mr. Lynch contributes extensive global operating experience gained during his leadership career at companies ranging from midsize to Fortune 100 multinational manufacturing corporations. He brings substantial knowledge of the chemicals industry, manufacturing, supply chain management, sustainability and strategic planning. He is also an Audit Committee Financial Expert under SEC rules.

During his time as CEO of Masonite International, Mr. Lynch led transformation initiatives including the innovation of the company’s digital approach and simplifying and accelerating the customer ordering experience. Under his leadership, Masonite International became a publicly traded company. During his tenure as CEO, he also oversaw the execution of numerous key portfolio optimization changes and strategic acquisitions, including the $82 million acquisition of National Hickman and $13 million acquisition of USA Wood Door. Mr. Lynch also oversaw several additional acquisitions in the UK, which transformed the company’s European business.

As an operating partner at a private equity firm, Mr. Lynch focuses on value-driven initiatives to enhance operational performance and develop high-quality leadership teams. This experience enhances the Board’s oversight of the company’s strategy, human capital management, senior leadership development and execution.

NOTABLE BOARDS/AFFILIATIONS:

●
Nations Roof (since 2024)
●
Verdesian Life Sciences (since 2023)
●
TileBar (since 2023)
●
Window Nation (2021-2022)
●
Traeger Pellet Grills Holdings (NYSE: COOK) (2020 – 2021)
●
Process Sensing Technologies (2020 – 2024)
●
Masonite International Corporation (previously publicly traded; NYSE: DOOR) (2009 – 2019)

PROFESSIONAL HIGHLIGHTS

AEA Investors, LP–
a global private investment firm

●
Operating Partner, Middle Market Private Equity Team (since 2020)

Masonite International (previously publicly traded; NYSE: DOOR) –
a leading global building products manufacturer

●
President and CEO (2006 – 2019)

Alpharma (previously publicly traded; NYSE:ALO) –
a global pharmaceutical company

●
President, Human Generics Division and SVP, Global Supply Chain (2003 – 2006)

Honeywell International (NASDAQ:HON) –
an aerospace technologies, industrial and building automation, and energy and sustainability solutions

●
VP, Specialty Chemical Business (1999 – 2003)
●
General Manager, Specialty Chemical Business (1997 – 1999)

INGEVITY  |  2026 Proxy Statement      13

Proposal 1 Election of Directors

KAREN G.
NARWOLD,
NACD.DC

Independent Director

AGE: 66

DIRECTOR
SINCE: 2019

COMMITTEE
MEMBERSHIP:

●
Sustainability &
Safety (Chair)
●
Audit
●
Executive

EDUCATION:

●
B.A., Political Science,
University of Connecticut
●
J.D., University of
Connecticut School of Law

KEY BOARD CONTRIBUTIONS

Ms. Narwold brings over 30 years of executive leadership experience with chemicals and multinational industrial manufacturing companies to the Board, including her service as Chief Administrative Officer and General Counsel at several public companies. Her areas of expertise include law, corporate governance, ethics and compliance, sustainability, government and regulatory affairs, human capital management, risk oversight, strategic planning, change management, M&A and cybersecurity.

Over her 13 years at Albemarle, Ms. Narwold guided the reengineering of the company’s legal department and compliance program, and restructured its external affairs organization to align with the operational needs of its global business units. Her leadership also supported the successful $6.2 billion acquisition of Rockwood Holdings, which elevated Albemarle to one of the leading lithium manufacturers in the world. Following the acquisition, Ms. Narwold guided the company through a digital transformation and overhaul of the global IT department to support the exponential growth.

With her significant experience in executive legal and operational roles in the global industrial manufacturing industry, she has developed deep insights into low-impact manufacturing, clean energy and workplace safety, as well as expertise in sustainability with a focus on leveraging best-in-class benchmarking to drive corporate accountability and reporting.

CURRENT PUBLIC COMPANY BOARDS:

●
Standard Lithium Ltd. (TSXV: SLI) (NYSE American: SLI) (since 2025)
●
Calumet, Inc. (NASDAQ: CLMT) (since 2025)

OTHER NOTABLE BOARDS/AFFILIATIONS:

●
Directorship Certification, National Association of Corporate Directors (since 2024)

PROFESSIONAL HIGHLIGHTS

Albemarle Corporation (NYSE:ALB) –
a specialty chemicals manufacturing company

●
EVP, CAO (2022 – 2023)
●
EVP, CAO, General Counsel, Corporate Secretary (2016-2022)
●
SVP, General Counsel, Corporate and Government Affairs, Corporate Secretary (2013 – 2016)
●
SVP, General Counsel and Corporate Secretary (2010 – 2013)

Barzel Industries (previously publicly traded; NASDAQ:TONS) –
a metal processing and distribution company manufacturing steel for industrial and construction use

●
VP, Strategic Counsel, Chief Administrative Officer (2008 – 2010)

Symmetry Holdings (previously traded; AMEX:SHJ) –
a company focused on acquiring industrial, asset-based businesses

●
VP, General Counsel (2007 – 2008)

GrafTech International Ltd. (NYSE:EAF) –
a manufacturer of graphite electrodes and petroleum coke

●
VP, General Counsel, Human Resources and Corporate Secretary (1990 – 2006)

14      INGEVITY  |  2026 Proxy Statement

Proposal 1 Election of Directors

F. DAVID SEGAL, NACD.DC

Independent Director

AGE: 56

DIRECTOR
SINCE: 2025

COMMITTEE
MEMBERSHIP:

●
Audit
●
Sustainability & Safety

EDUCATION:

●
B.A., University of Michigan
●
M.B.A., New York University, Stern School of Business

KEY BOARD CONTRIBUTIONS

Mr. Segal is a business leader with experience driving stockholder value through capital allocation, corporate strategy, investments and operational performance.

Mr. Segal served as the vice president of investment excellence at International Paper Company (NYSE: IP) from February 2021 to January 2025. In this capacity, Mr. Segal led the Company’s initiatives in creating stockholder value in all aspects, including capital allocation, corporate strategy, investments, and operating performance.

Prior to his tenure at International Paper Company, Mr. Segal was a portfolio manager for Franklin Mutual Advisers, where his global research and investment responsibilities included assessing strategic positioning, industry fundamentals and overall return potential, as well as the effectiveness of corporate actions, including mergers and acquisitions and other strategic transactions, for sectors such as industrials, automotive, paper and forest products and defense. From 1999-2002, Mr. Segal was a fixed income analyst in the Structured Finance Group of MetLife.

Mr. Segal also qualifies as an Audit Committee financial expert under SEC rules.

NOTABLE BOARDS/AFFILIATIONS:

●
International Automotive Components Group, a leading global auto parts supplier (2006 – 2019)
●
Directorship Certification, National Association of Corporate Directors (since 2025)
●
Designated as a Chartered Financial Analyst (since 2000)

PROFESSIONAL HIGHLIGHTS

International Paper Company (NYSE:IP) –
a leading producer of fiber based products

●
VP, Investment Excellence (2021 – 2025)

Franklin Mutual Advisers –
an investment advisory firm with approximately $43 billion in assets under management

●
Portfolio Manager (2002 – 2020)

INGEVITY  |  2026 Proxy Statement      15

Proposal 1 Election of Directors

J. KEVIN
WILLIS

Independent Director

AGE: 60

DIRECTOR
SINCE: 2024

COMMITTEE
MEMBERSHIP:

●
Audit (Chair)
●
Sustainability & Safety
●
Executive

EDUCATION:

●
B.S., Accounting,
Eastern Kentucky University
●
M.B.A., Kellogg Graduate
School of Management at
Northwestern University

KEY BOARD CONTRIBUTIONS

Mr. Willis is a financial leader currently serving as the Chief Financial Officer of Valvoline Inc., where he oversees all aspects of the corporate finance organization, including financial reporting, tax, strategic planning and financial risk analysis. As a member of Valvoline’s executive management, Mr. Willis shares overall responsibility for setting Valvoline’s global strategy, managing capital and upholding operating principles. His current role follows a distinguished 37-year tenure at Ashland Global, a global additives and specialty ingredients company, where Mr. Willis served in increasing roles of responsibility within the finance organization, including serving as CFO for over twelve years. Mr. Willis’ expertise in accounting principles and reporting requirements qualifies him as an audit committee expert under SEC rules.

Over the course of his career, Mr. Willis has had an integral role in shaping value-creating strategies through returns-driven capital allocation planning, operating efficiencies initiatives and business portfolio separations, including Ashland’s successful $3.9 billion separation from Valvoline. This experience allows him to contribute to the Board’s oversight of value creation and capital allocation strategies.

Mr. Willis brings substantial M&A execution experience to the Board. As CFO of Ashland, he directly oversaw a number of large-scale transactions, including Ashland’s spinoff of its Valvoline stake, $1.8 billion sale of its water technologies business to Clayton, Dublier & Rice and $1.7 billion sale of its Performance Adhesives business to Arkema.

Spending nearly three years in the Netherlands, he helped lead Ashland’s effort to standardize processes and implement accounting and other administrative shared services across European operations, improving regulatory compliance and risk mitigation and ensuring data consistency, leading to more effective decision making.

NOTABLE BOARDS/AFFILIATIONS:

●
AppHarvest (OTC: APPHQ) (2022 – 2023)

PROFESSIONAL HIGHLIGHTS

Valvoline (NYSE: VVV) – a leader in preventive automotive maintenance

●
VP and CFO (2025 – Present)

Ashland (NYSE: ASH) –
a global specialty materials company

●
VP and CFO (2013 – 2025)
●
VP, Finance and Controller for Ashland Specialty Ingredients (2011 – 2013)
●
VP and Treasurer (2007 – 2011)
●
General Auditor (2004 – 2007)

16      INGEVITY  |  2026 Proxy Statement

Proposal 1 Election of Directors

BENJAMIN G.
(SHON) WRIGHT

Independent Director

AGE: 51

DIRECTOR
SINCE: 2022

COMMITTEE
MEMBERSHIP:

●
Audit
●
Sustainability & Safety

EDUCATION:

●
B.S., Chemical Engineering,
University of South Carolina
●
M.B.A., Harvard
Business School
●
Cybersecurity Oversight
Certification, Carnegie
Mellon University’s
Software Engineering Institute

KEY QUALIFICATIONS

Mr. Wright is a seasoned international business leader with almost thirty years of proven success in strategy, operations, sales, and marketing. His dynamic career spans various sectors, including chemicals, automotive, and industrial manufacturing, where he has held prominent executive positions and delivered significant achievements. He excels in strategic planning, global operations, supply chain oversight, and risk management. With hands-on experience in production and logistics across South Africa, India, Western Europe, and China, Mr. Wright brings essential global insights to Ingevity’s Board as they oversee operations in more than 30 countries.

At Cummins, Mr. Wright has consistently taken full profit and loss responsibility for major segments. He now serves as Vice President and President of the Distribution Business, leading a $12 billion business segment with over 15,000 employees in 190 countries. In this capacity, he drives sales and service excellence, prioritizes employee development, enhances safety standards, and boosts operational efficiency.

Previously, as President of Components and Software, Mr. Wright managed a $2.5 billion division with 8,000 staff across 17 manufacturing sites. He oversaw notable expansions—including refurbishing U.K. facilities ($20 million), growing Charleston, SC ($25 million), and expanding Wuxi, China ($15 million)—which resulted in a 60% surge in sales in the global turbocharger sector. Mr. Wright also directed the integration of Cummins’ $325 million acquisition of Jacobs Vehicle Systems (JVS), opening avenues for growth and technical advancement. His dedication to high performance and sustained growth makes him an indispensable member of Ingevity’s board, steering informed decisions and supporting long-term success.

NOTABLE BOARDS/AFFILIATIONS:

●
Scania Cummins, a Cummins joint venture (2022-2025)
●
Wuxi Vane Wheel Engineering Company, a Cummins joint venture based in China (2017-2025)
●
Nuss Truck and Equipment (2013-2023)

PROFESSIONAL HIGHLIGHTS

Cummins (NYSE:CMI) – a global power technology company

●
VP and President, Distribution Business (since 2025)
●
VP, Cummins and President, Cummins Components and Software (2024-2025)
●
VP, Cummins and President, Cummins Engine Components (2022 – 2024)
●
VP, Cummins and President, Cummins Turbo Technologies (2017 – 2022)
●
Executive Director and General Manager, Americas (2014 – 2017)
●
Director, Mobile Generators (2011 – 2014)
●
Director, Global Parts (2009 – 2011)
●
Plant Manager, South Africa (2006 – 2009)
●
Director, Global Sourcing (2005 – 2006)
●
Manager, Strategic Planning (2004 – 2005)

British Petroleum (NYSE:BP) –
a leading multinational oil and gas company

●
Operations Services Manager (1997 – 2002)

INGEVITY  |  2026 Proxy Statement      17

Proposal 1 Election of Directors

Summary of the Board Nominees’ Skills and Experience

The Board nominees consist of a diverse group of respected leaders who possess the requisite skills, experience and character to effectively oversee Ingevity’s evolving needs and strategy. The following chart summarizes the core competencies that the Board considers valuable for effective governance and oversight and illustrates how the current Board members individually and collectively represent these key competencies.

SKILL/EXPERIENCE	FERNANDEZ- MORENO	GULYAS	HOECHNER	LI	LYNCH	NARWOLD	SEGAL	WILLIS	WRIGHT	TOTAL
Industry or Market Experience										9/9
C-Suite Experience										6/9
Other Public Company Board Experience										7/9
International Manufacturing & Supply Chain Experience										7/9
Executive Compensation/Human Capital Management										9/9
SEC Financial Expert*										5/9
Substantial Strategy, M&A/Joint Venture Experience										9/9
Compliance/Legal Experience										1/9
Corporate Governance										9/9
Environmental, Safety & Sustainability Experience										9/9
Cybersecurity Experience										2/9
Innovation & Technology Experience										6/9
Risk Management										9/9
*

While each of Mr. Hoechner and Mr. Li meet the qualifications of an audit committee financial expert under the SEC rules, neither of them presently serve on the Audit Committee or are formally designated as an audit committee financial expert for the Company.

In addition, many of our directors have experience as members of non-profit, academic and philanthropic institutions, which is aligned with our sustainability goal to make a positive impact in the communities where we operate, and adds additional perspective to their roles at Ingevity.

18      INGEVITY  |  2026 Proxy Statement

Role of the Board of Directors

The Board is responsible for overseeing and providing guidance on the Company’s strategy, business and performance, and protecting stockholder interests and value. In addition, the Board is responsible for appointing, overseeing and evaluating the executive officers who manage the Company’s day-to-day operations. The Board oversees management’s activities to ensure that the Company’s assets are properly safeguarded; that the Company maintains appropriate financial and other internal controls; and that the Company complies with responsible corporate governance practices, and applicable laws, regulations and ethical standards. One of the Board’s most important functions is oversight of risk management. This is discussed further below under the section titled “Board’s role in risk oversight.”

The Board actively oversees the development and execution of our strategies, including those related to business, operations and finance, as well as strategies focused on legal and regulatory matters, corporate responsibility and sustainability, stockholder engagement, innovation and protection of intellectual property, cybersecurity, talent development and executive succession.

In carrying out its responsibilities, the Board has created, and delegated responsibilities to, five fully independent committees:

●	The Audit Committee;
●	The Talent and Compensation Committee (the “T&C Committee”);
●	The Nominating and Governance Committee;
●	The Sustainability and Safety Committee; and
●	The Executive Committee.

Each committee’s responsibilities are described under “Committees of our Board of Directors.”

Corporate Governance Guidelines

The Board is committed to sound corporate governance policies and practices that are designed to enable Ingevity to operate responsibly and with integrity, to compete effectively, to sustain its business and to build long-term stockholder value. Our Board-approved Corporate Governance Guidelines (the “Guidelines”) are available on our website at https://ir.ingevity.com/ corporate-governance/corporate-governance-documents.

The Guidelines form a transparent framework for the effective governance of Ingevity, addressing matters such as the respective roles and responsibilities of the Board and management, the Board’s leadership structure, director independence and Board and committee membership criteria. The Guidelines are reviewed at least annually by the Nominating & Governance Committee in light of changing regulations, evolving best practices and other developments in corporate governance.

INGEVITY  |  2026 Proxy Statement      19

Board and Corporate Governance Matters

Board Leadership Structure

Our Board regularly reviews its leadership structure, how the structure is functioning, and whether the structure continues to be in the best interest of our stockholders. The Company’s current Board leadership structure consists of the following:

BRUCE HOECHNER Independent Chair

MAIN RESPONSIBILITIES:

●
Presides over Board and stockholder meetings
●
Provides advice and counsel to CEO
●
Acts as liaison between independent directors and CEO
●
Provides input to the T&C and Nominating & Governance Committees regarding the annual CEO performance evaluation, Board evaluation, and succession planning
●
Chairs the Executive Committee

DAVID H. LI President & CEO
MAIN RESPONSIBILITIES: ● Manages Ingevity’s day-to-day business and operations ● Manages and develops Ingevity’s executive leadership team ● Ensures proper execution of Ingevity’s corporate strategy

Our Guidelines do not contain a firm policy regarding separation of the offices of CEO and Chair. Instead, the Guidelines give the Board flexibility to make the determination that is in the best interests of the stockholders based on applicable circumstances at the time of the decision. Except in connection with a leadership transition in 2020, the Company has always separated the roles of Chair and CEO. The Board believes that separating the positions of CEO and Chair allows for clear delineation of the role of the Chair and minimizes duplication of effort between the CEO and the Chair. The separation of roles also allows the CEO to focus on executing Ingevity’s strategic plan and managing its operations and performance, and facilitates effective oversight by the Chair and improved communications and relations between the Board, the CEO, and other senior leaders of the Company.

The Guidelines provide that if the Chair is not independent, the Board must appoint a Lead Independent Director. During the leadership transition in 2020, Mr. Lynch served as the Lead Independent Director. Because the Chair is independent, there is no need to appoint a Lead Independent Director.

Upon the recommendation of the Nominating & Governance Committee, the Board elected Mr. Hoechner to serve as independent Chair of the Board in April 2025. Our Board Chair is elected to serve a two-year term, unless otherwise determined by the Board. Mr. Hoechner’s first term as Board Chair will end as of the end of day on the date of the Company’s 2027 Annual Meeting of Stockholders. Our Corporate Governance Guidelines limit service as Board Chair to two successive two-year terms unless the Board determines that it is in the best interests of the Company’s stockholders to make an exception.

20      INGEVITY  |  2026 Proxy Statement

Board and Corporate Governance Matters

Committees of our Board of Directors

Our Board has established five standing committees to help the Board fulfill its responsibilities. Committee members are elected annually by the Board based on the recommendations of the Nominating & Governance Committee. Each committee operates under a charter, all of which are available at https://ir.ingevity.com/corporate-governance/corporate-governance-documents.

The Board has determined that each member of its standing committees is independent under the relevant SEC and New York Stock Exchange (“NYSE”) standards, including the heightened independence standards required for members of audit and compensation committees. For more information on independence standards, see “Director independence.”

AUDIT COMMITTEE

CHAIR

J. Kevin Willis*

MEMBERS

Frederick J. Lynch*

Karen G. Narwold

Daniel F. Sansone*

F. David Segal*

Benjamin G. (Shon) Wright

2025 MEETINGS: 7

AVERAGE ATTENDANCE
IN 2025: 98%

*

Audit Committee Financial
Expert

PRIMARY RESPONSIBILITIES:

1.
Assist the Board with overseeing the integrity of the Company’s financial statements;
2.
Review management’s assessments and reports relating to the effectiveness of the Company’s internal control over financial reporting;
3.
Appoint, oversee, and evaluate the qualifications, performance, and independence of the Company’s independent registered public accounting firm;
4.
Oversee and evaluate the effectiveness of the Company’s internal audit function;
5.
Review and discuss any critical audit matter addressed in the audit and relevant financials with the internal auditor;
6.
Review the overall adequacy and effectiveness of the Company’s legal, regulatory, and ethics and compliance programs;
7.
Review significant legal, compliance, or regulatory matters;
8.
Review the Company’s capital allocation framework and certain other significant financial matters delegated to the committee by the Board; and
9.
Review the Company’s financial risk exposures and mitigating actions.

ADDITIONAL GOVERNANCE MATTERS:

The Board has determined that each member of the Audit Committee is independent in accordance with the heightened independence standards established by the Securities and Exchange Act of 1934 (the “Exchange Act”) and adopted by the NYSE for audit committee members. The Board has also determined that each Audit Committee member is financially literate, as such qualification is interpreted by the Board in its business judgement, and that each of Messrs. Lynch, Sansone, Segal, and Willis is an “audit committee financial expert” under SEC rules. No member of our Audit Committee serves on the audit committee of more than three public companies. The Audit Committee’s report for December 31, 2025, appears under “Audit Committee Report.”

INGEVITY  |  2026 Proxy Statement      21

Board and Corporate Governance Matters

TALENT AND COMPENSATION COMMITTEE
CHAIR Diane H. Gulyas MEMBERS Jean S. Blackwell Bruce D. Hoechner Frederick J. Lynch Daniel F. Sansone Luis Fernandez-Moreno 2025 MEETINGS: 8 AVERAGE ATTENDANCE IN 2025: 98%

PRIMARY RESPONSIBILITIES:

1.
Evaluate the CEO’s performance and determine the CEO’s compensation based on such evaluation;
2.
Review and approve the compensation of other executive officers;
3.
Review and recommend to the Board for its approval non-employee director compensation;
4.
Administer the Company’s equity and other compensation plans and programs;
5.
Review and make recommendations to the Board with respect to talent development and succession planning, diversity, equity, inclusion, and belonging programs, employee engagement initiatives, and corporate culture; and
6.
Review incentive compensation arrangements to confirm that incentive pay aligns with Company goals and outcomes and does not encourage inappropriate risk-taking.

ADDITIONAL GOVERNANCE MATTERS:

The Board has determined that each member of the T&C Committee is (i) an “outside director” under Section 162(m) of the Internal Revenue Code, as amended (the “Code”) and (ii) a “non-employee director” under Section 16b-3(b)(3)(i) promulgated under the Exchange Act.

The T&C Committee’s report for December 31, 2025, appears under “Talent and Compensation Committee Report.”

Mr. Sansone served on the T&C Committee until April 30, 2025, when he rotated onto the Sustainability & Safety Committee. Mr. Fernandez-Moreno joined the T&C Committee on April 30, 2025.

NOMINATING AND GOVERNANCE COMMITTEE
CHAIR Luis Fernandez-Moreno MEMBERS Jean S. Blackwell Diane H. Gulyas Bruce Hoechner 2025 MEETINGS: 6 AVERAGE ATTENDANCE IN 2025: 96%

PRIMARY RESPONSIBILITIES:

1.
Identify individuals qualified to become Board members and recommend nominees for election to the Board;
2.
Make recommendations to our Board concerning the composition and needs of the Board and its committees;
3.
Maintain a Board succession plan;
4.
Advise our Board on corporate governance matters;
5.
Oversee the annual Board and committee self-evaluation process; and
6.
Review related party transactions.

ADDITIONAL GOVERNANCE MATTERS:

Bruce Hoechner served as the chair of the Nominating and Governance Committee until he was elected chair of the Board on April 30, 2025. Luis Fernandez-Moreno was appointed chair of the Nominating and Governance Committee on April 30, 2025, following completion of his brief tenure as Interim President & CEO of the Company.

22      INGEVITY  |  2026 Proxy Statement

Board and Corporate Governance Matters

SUSTAINABILITY AND SAFETY COMMITTEE
CHAIR Karen G. Narwold MEMBERS Daniel F. Sansone F. David Segal J. Kevin Willis Benjamin G. (Shon) Wright 2025 MEETINGS: 5 AVERAGE ATTENDANCE IN 2025: 100%

PRIMARY RESPONSIBILITIES:

1.
Oversee and review Ingevity’s integration of environmental and corporate social responsibility principles into its business strategy and decision making;
2.
Oversee and review Ingevity’s environmental health program and its policies and procedures, and monitor performance with respect to environmental health, including monitoring progress against goals and program objectives;
3.
Oversee and review the periodic sustainability materiality assessment refreshes and the impact on the Company’s sustainability priorities;
4.
Oversee and review the Company’s policies, procedures, and performance relating to matters affecting certain aspects of its corporate social responsibility initiatives, including community engagement and community giving;
5.
Review Ingevity’s annual Sustainability Report;
6.
Oversee and review Ingevity’s policies, procedures, and monitor performance relating to matters affecting employee, public, process, and product safety; and
7.
Oversee and review the Company’s cybersecurity program and its policies and procedures, and monitor performance relating to matters affecting cybersecurity risk exposure and mitigation.
ADDITIONAL GOVERNANCE MATTERS: Daniel F. Sansone served on the Sustainability and Safety Committee starting on April 30, 2025.

EXECUTIVE COMMITTEE
CHAIR Bruce D. Hoechner MEMBERS Jean Blackwell Luis Fernandez-Moreno Diane H. Gulyas Karen G. Narwold Daniel F. Sansone J. Kevin Willis 2025 MEETINGS: 0

PRIMARY RESPONSIBILITIES AND LIMITATIONS:

1.
The Executive Committee is authorized to exercise certain powers of the Board not otherwise prohibited by law or Ingevity’s Guidelines or governing documents between Board meetings when a meeting of the full Board is impractical or not warranted under the circumstances.

ADDITIONAL GOVERNANCE MATTERS:

Ms. Blackwell and Mr. Sansone served on the Executive Committee until April 30, 2025. Messrs. Fernandez-Moreno and Willis joined the Executive Committee on April 30, 2025.

Each of the Audit Committee, T&C Committee, Nominating & Governance Committee, and Sustainability & Safety Committee is responsible for annually reviewing their charter and performance. The Nominating & Governance Committee further reviews each of the committee charters annually, including the Executive Committee charter.

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Board and Corporate Governance Matters

Director Nominees and Selection

The Board strives to select as director candidates a mix of individuals with experience at policy-making levels in substantive areas that are relevant to the Company’s activities, as well as other characteristics that will contribute to the overall ability of the Board to perform its duties and meet changing conditions.

The Nominating & Governance Committee is responsible for evaluating and recommending qualified director candidates to the Board for its consideration. In evaluating potential director nominees, the Nominating & Governance Committee considers the following, among other things:

●	relevant industry experience, including international manufacturing;
●	experience with mergers and acquisitions and other strategic transactions;
●	talent management experience;
●	independence and other related requirements for service on committees;
●	the number of public company boards on which the nominee serves;
●	conflicts of interest and other legal and ethical issues that would interfere with the proper performance of the responsibilities of a director (recognizing that some directors may also be executive officers of the Company);
●	the nominee’s commitment to discharging the duties of a director in accordance with the Guidelines and applicable law and to serving on the Board for an extended period of time;
●	the nominee’s available time and energy to carry out his or her duties effectively;
●	experience that would enable the nominee to meaningfully participate in deliberations of the Board and committees and to otherwise fulfill his or her duties; and
●	whether the nominee will enhance the diversity of the Board based on his or her personal, educational and professional background, experience, viewpoints or perspectives.

In addition, the Nominating & Governance Committee considers character, financial literacy, and relevant skills in light of the Board’s needs.

The Nominating & Governance Committee considers recommendations for director candidates from Board members, stockholders, and other third parties, such as search firms, that are regularly engaged to assist with identifying candidates. The Nominating & Governance Committee evaluates candidates recommended by stockholders using the same criteria it uses for all other candidates. Any stockholder wishing to recommend a director candidate should provide the Nominating & Governance Committee with the information required by the Company’s Bylaws to be provided with respect to director nominees submitted by stockholders. For more information, see “Questions and Answers Regarding Stockholder Communications, Stockholder Proposals, and Company Documents.”

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Board and Corporate Governance Matters

Board Refreshment and Succession Planning

2023	2024	2025

 Bruce Hoechner	 J. Kevin Willis	 David H. Li	 F. David Segal

The Board believes that periodic refreshment of its directors is vital to ensuring that the Board remains current and reflects a diversity of skills, professional experience and backgrounds. In order to encourage refreshment, the Board adopted a mandatory director retirement age of 72 and a mandatory term limit on its Board chair of no more than two successive two-year terms, in each case, unless the Board determines that it is in the best interests of the Company’s stockholders to make an exception. In 2025, the Board determined that it was in the best interest of the Company to permit Mr. Sansone to stand for election at the 2025 Annual Meeting and serve on the Board for one additional year despite reaching the retirement age of 72 to facilitate the transition of Mr. Willis to Audit Committee chair. Mr. Sansone is not standing for election at the Annual Meeting of Stockholders pursuant to the retirement age policy in our Corporate Governance Guidelines. Ms. Blackwell chose to conclude her service on the Board at the end of the current term and will not stand for election at the Annual Meeting. Upon the recommendation of the Nominating & Governance Committee, the Board reduced the size of the Board to 9 directors, effective upon the date of the Annual Meeting.

Since 2023, the Board has added four new directors. In April 2025, the Board appointed David H. Li and F. David Segal to the Board. Mr. Li was appointed in connection with his selection as President and CEO of the Company and Mr. Segal was appointed in connection with a cooperation agreement with Company stockholder, Vision One Management Partners.

The Nominating and Governance Committee actively engages in succession planning for the Board at least annually and more frequently as the situation warrants. The Nominating and Governance Committee reviews the skills and experience of the Board to identify opportunities to recruit directors that enhance areas of focus. In selecting Mr. Li, the Nominating & Governance Committee and the Board focused on adding significant industry experience from an executive with a proven track record of driving financial performance and innovation. In selecting Mr. Segal, the Nominating & Governance Committee focused on adding a leader with experience driving stockholder value through corporate strategy, including capital allocation.

Director independence

Our Guidelines and the NYSE require that a majority of our directors be independent under the applicable rules and regulations of the SEC and the general listing standards of the NYSE. Our Board, with the assistance of the Nominating & Governance Committee, annually (or more frequently if circumstances require) assesses the independence of each director.

In conducting its independence assessment, the Board reviews all relevant facts and circumstances, including each nominee’s affiliations and relationships, potential conflicts of interest, and all specific criteria included in the NYSE’s general listing standards. An independent director is a director who our Board affirmatively determines has no material relationship with the Company (either directly or as a partner, stockholder, or officer of an organization that has a relationship with the Company) other than in connection with his or her role as a director.

In February 2026, the Nominating & Governance Committee and Board conducted their review of each nominee’s affiliations that are relevant to independence. These affiliations were provided by the nominees in their responses to D&O questionnaires distributed by the Company in December 2025. Once the Company received the list of affiliations, it conducted additional diligence on each relationship and ran searches against the Company’s books and records to determine whether any financial transactions existed with the affiliates. Results of the diligence and searches were reported to the Nominating & Governance Committee and the Board.

After reviewing the affiliations and report described above, upon the recommendation of the Nominating & Governance Committee, the Board affirmatively determined that all director nominees other than Mr. Li (Ingevity’s President and CEO) are independent in accordance with applicable rules and regulations of the SEC and the listing standards of the NYSE. With respect to Mr. Fernandez-Moreno, who served as Ingevity’s Interim President and CEO from October 2024 until April 2025, the Nominating & Governance Committee determined that he is sufficiently independent under the circumstances and pursuant to NYSE rules and standards, which provide that service as an interim CEO or other executive officer shall not disqualify a director from being considered independent following that employment.

INGEVITY  |  2026 Proxy Statement      25

Board and Corporate Governance Matters

Evaluating Board Performance and Effectiveness

The Nominating & Governance Committee assists the Board in annually assessing the effectiveness of the Board, its committees, and each director in carrying out their respective roles, as described below.

FORMAT

The Nominating & Governance Committee determines the format of the evaluations, and annually considers the effectiveness of the evaluation process. Under the current process, each director completes a written questionnaire to provide feedback on various aspects of the Board and the committees on which such director serves, and to provide general feedback on each director. The chair of the Nominating & Governance Committee then reviews each questionnaire with the director who completed it to ensure the feedback given is well understood and to ensure that each director is given the opportunity to provide candid and comprehensive feedback.

TOPICS

Evaluation topics generally include, among other matters:

●
Board composition and structure;
●
Board culture;
●
Information flow and processes;
●
Board oversight of risk management and strategic planning;
●
Compliance and ethics program effectiveness;
●
Succession planning;
●
Access to management; and
●
Individual director effectiveness.

PRESENTATION OF FINDINGS

The Nominating & Governance Committee evaluates the findings and then presents to the Board and each committee chair the results of the evaluations. The Board and committees discuss the results to identify opportunities to enhance effectiveness.

FEEDBACK INCORPORATED	The Board and/or committees implement enhancements and other modifications to their respective policies and procedures as appropriate.

Examples of actions the Board has taken in recent years in response to the annual evaluation process include:

●	assigning oversight of cybersecurity risk management to the Sustainability & Safety Committee;
●	greater incorporation of enterprise risk management matters in business updates; and
●	recruitment of sitting chief financial officer in connection with Board succession planning

Board Meetings and Executive Sessions

Our Board meets on a regularly scheduled basis during the year to review significant developments affecting Ingevity and to act on matters requiring Board approval. The Board may hold special meetings between scheduled Board meetings when appropriate.

The Board met eight times during 2025. Each director attended at least 75% of the aggregate of (i) the number of meetings of the Board held during the period he or she was a director and (ii) the number of meetings of all committees of the Board held during the period he or she served on such committees. All directors attended the 2025 Annual Meeting of Stockholders.

Our Guidelines require that the non-management members of our Board meet in executive session without management present at each regularly scheduled Board meeting. Likewise, our committees generally meet in executive session without management present at each regularly scheduled committee meeting.

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Board and Corporate Governance Matters

Board’s Role in Risk Oversight

The Board, acting as a full Board and through its committees, oversees risk management on behalf of the Company. Our Board recognizes the importance of effective risk management in running successful business operations and believes it has effective processes in place to identify and monitor potential material risks facing the Company and to oversee the Company’s aggregate risk profile.

Ingevity’s enterprise risk management (“ERM”) process helps management and the Board identify, prioritize and manage risks that have the potential to present the most significant obstacles to achieving the Company’s business objectives or that otherwise present significant risk to the Company. Key leaders across the business in various functions work together to identify the major risks faced by the Company and its businesses. At least annually, the Company’s management and Board review the major risks identified through the Company’s ERM process along with risk mitigation plans and at least quarterly, the Company’s management updates the Board on the status of top risks. The ERM process is regularly refreshed to adequately address the overall risk environment and tailor the Company’s priorities and mitigation plans accordingly. Management reports regularly to the Board regarding material changes or developments.

Set forth below are key areas of risk overseen by the Board, directly or through its committees.

LEGAL, COMPLIANCE, AND REGULATORY RISKS

Our Board, both directly and through the Audit Committee, receives regular updates on various legal, compliance and regulatory matters, such as developments in litigation, compliance risks and our compliance programs. In addition, regular updates provided to the Audit Committee by our General Counsel and internal audit function provide insight into our risk assessment and risk management policies and processes.

FINANCIAL AND ACCOUNTING RISKS

The Audit Committee oversees the management of financial, accounting, internal controls, capital allocation, and liquidity risks. This oversight includes interaction at Audit Committee meetings with the Chief Financial Officer; management from our financial, accounting, internal audit, and treasury functions; and representatives from our independent registered public accounting firm. The Audit Committee also discusses with management our major financial risk exposures and the steps management has taken to monitor, control and remediate such exposure.

GOVERNANCE RISKS

The Nominating & Governance Committee oversees risks related to Board organization, Board membership (including director refreshment and succession), Board structure and other corporate governance matters.

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Board and Corporate Governance Matters

EXECUTIVE COMPENSATION PROGRAM RISKS

The T&C Committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs and with respect to succession planning for key management. For more information, see “Compensation Discussion and Analysis.”

CYBERSECURITY RISKS

As part of its oversight of cybersecurity risk, the Sustainability & Safety Committee receives updates at least quarterly from the Company’s Chief Information Security Officer and other management. Cybersecurity risk management is also integrated into our broader enterprise risk management program to ensure that cybersecurity matters are considered, and our IT department is consulted, during key business decisions that we make. In addition to the oversight provided by the Sustainability & Safety Committee, management provides an update to the full Board on matters pertaining to cybersecurity at least annually, including updates given by third-party cybersecurity experts on the risk landscape generally.

SUSTAINABILITY RISKS

The Sustainability & Safety Committee oversees and reviews certain aspects of our sustainability programs, including environmental health and corporate social responsibility in addition to having oversight of people, product and process safety risk. This scope includes oversight of climate risk. In addition to the reviews completed by the Sustainability & Safety Committee, Ingevity’s management also presents on sustainability matters to the full Board at least once annually.

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Board and Corporate Governance Matters

As shown below, although the Sustainability & Safety Committee has primary responsibility for certain sustainability matters, other committees, and occasionally the full Board, oversee specific sustainability-related matters.

COMMITTEES
		BoD	S&S	N&G	A	T&C
COMMITMENT TO	Sustainability Rating Agencies, Reporting and Sustainability Groups
SUSTAINABILITY	Sustainability Materiality Refresh
Goal Setting and Tracking Progress
Annual Sustainability Report
MANUFACTURE	Responsible Care Policy/Program
RESPONSIBLY	Environmental Health
PRIORITIZE PEOPLE	Employee Experience
Safety
Personal/Employee Safety
Process Safety
Public Safety/Environmental Health
Emergency Response and Crisis Communication Plans
Culture of Inclusion
Talent Attraction
Compensation and Talent Management
Employee Development
Health and Wellness
Corporate Social Responsibility
Community Engagement/IngeviCares/Philanthropic Giving
PURSUE EXCELLENCE	Commitment to Integrity and Ethical Behavior
Compliance & Ethics – Program Effectiveness, Complaints, Investigations, Financial Related Concerns
Code of Conduct
Supplier Principles of Conduct
Cybersecurity
Intellectual Property
Financial Performance
Governance
EMBRACE INNOVATION	Business and Segment Innovation
OTHER	Emerging Issues, regulations in Sustainability and Safety
Alignment of sustainability and safety programs to company strategy
Enterprise Risk Management

Committees: BoD = Board of Directors S&S = Sustainability and Safety N&G = Nominating and Governance A = Audit T&C = Talent and Compensation

Our latest Sustainability Report and other information regarding our related initiatives and progress are available on our website at https://www.ingevity.com/about/sustainability.

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Board and Corporate Governance Matters

Management Development and Succession Planning

One of our Board’s most critical functions is executive succession planning, which is reviewed at least once annually and more often as needed. The T&C Committee, which has the primary responsibility for overseeing the development of succession plans for all of our executive officers, regularly discusses succession in collaboration with our CEO and Chief Human Resources Officer (“CHRO”), and reports on the discussions to the Board. On March 10, 2025, the Company announced that its Board appointed David H. Li as the Company’s president and CEO, effective as of April 7, 2025.

Board Oversight of Human Capital Matters

Under its charter, the T&C Committee is responsible for overseeing and reviewing Ingevity’s policies and programs related to human capital matters, including employee engagement initiatives. At least once a year, the T&C Committee reviews matters related to the Company’s culture, including benefits offered, talent development, and workforce priorities. The T&C Committee also receives updates on the Company’s implementation of the IngeviWay, a framework which sets forth our purpose, vision and values and guides our behaviors and decision-making, to ensure alignment.

Additional information regarding human capital matters is available on our website at https://www.ingevity.com.

Director Education Program

Each director receives educational information about the Company and expectations of their role as part of an orientation upon joining the Board. Once on the Board, directors participate in an ongoing education program that incorporates site visits; management presentations; presentations by the Company’s independent registered public accounting firm, investment banks and internal and external legal counsel; third-party expert speakers on various topics; and the distribution of analyst reports and pertinent articles on the Company’s business and industry. The Nominating & Governance Committee annually reviews the Board education program and recommends changes that it deems appropriate.

Retirement Age, Term Limits and Significant Change in Job Responsibilities

Under our Guidelines, a director may not stand for re-election for any service year after such director turns 72 in the interest of facilitating Board refreshment. The Board will determine on a case-by-case basis whether to grant an exception to this limitation taking into account such factors as the then current needs of the Board and any particular expertise or unique attributes of the director. After review, the Board determined that it was in the best interest of the Company and its stockholders for Mr. Sansone to stand for election at the 2025 Annual Meeting and serve an additional term although he had reached the age of 72 prior to such meeting, given his in depth knowledge of the Company and its industry and to allow for an orderly transition of leadership of the Audit Committee. Pursuant to the Guidelines, Mr. Sansone is not standing for election at the Annual Meeting.

The Board has not established a policy enforcing a term limit because it believes that, on balance, such a policy would sacrifice the contribution of directors who have been able to develop, over a period of time, extensive insight into the Company and its operations. The Board annually evaluates each director’s contributions during the Board and committee evaluation process.

Our Guidelines require any director who has a significant change in his or her full-time job responsibilities to submit a resignation. The Board then considers whether to accept any such resignation taking into account all relevant factors.

Overboarding Policy

The Guidelines were amended in 2025 to make our overboarding policy more restrictive. Our Guidelines currently provide that independent directors generally may not serve on more than four public company boards (including Ingevity’s Board). However, a director who is actively employed as a CEO of a public company may not serve on more than two public company boards (including Ingevity’s Board), and a director who serves as an officer (other than CEO) at another public company may not serve on more than three public company boards (including Ingevity’s Board).

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Board and Corporate Governance Matters

Stockholder Outreach and Engagement

We value and are committed to regular, meaningful engagement with our stockholders and other stakeholders, including customers, suppliers, employees and our communities. In 2025, we engaged with stockholders and potential stockholders 227 times, representing 93% of our active1 stockholders, via in-person meetings and phone and video calls where we discussed a variety of topics, including financial results, capital allocation and leverage, and our strategic portfolio review. Senior leadership participated in approximately 80% of these engagements.

~70	150+
MEETINGS WITH STOCKHOLDERS AT CONFERENCES AND ROADSHOWS	OTHER CALLS AND MEETINGS WITH STOCKHOLDERS

In 2025, we also attended 9 conferences/roadshows hosted by analysts resulting in approximately 70 meetings with stockholders or potential stockholders. We also broadcast live audio webcasts of quarterly earnings presentations and hosted a strategic update in December to keep stockholders informed.

How to Contact the Board

Interested parties, including stockholders, may communicate with all or selected members of the Board as follows:

c
Via Email:	Via Mail:
corporatesecretary@ingevity.com	c/o Corporate Secretary Ingevity Corporation 4920 O’Hear Ave, Suite 400 N. Charleston, SC 29405

Correspondence should be addressed to the Board or any individual director(s) or group or committee of directors either by name or title (for example, “Chair of the Board,” “Chair of the Nominating & Governance Committee,” or “All Independent Directors”). All such correspondence will be forwarded as directed, except that we reserve the right not to forward any soliciting or advertising materials or any abusive, threatening, or otherwise inappropriate materials.

Code of Conduct

Our Code of Conduct applies to all Ingevity-controlled entities and their respective employees, officers and directors, including the Board. It emphasizes our commitment to doing things the right way to ensure our employees and others understand our “IngeviWay” value for integrity and ethical behavior. The Code of Conduct also contains information to enable better decision making on topics such as employee and leader responsibilities, data privacy and protection, and third-party interactions.

The Code of Conduct focuses the Board, management and our employees on areas of ethical risk, provides guidance and examples to help personnel recognize and deal with ethical issues, prominently features mechanisms to report unethical conduct, and helps to foster a culture of honesty and accountability. The Code of Conduct is available on our website at https://ir.ingevity.com/governance/codes-of-conduct. All employees, including executives, and all non-employee directors are required annually to review the Code of Conduct and to participate in Code of Conduct training.

Any waiver for directors or executive officers from the provisions of the Code of Conduct must be made by the Nominating & Governance Committee or by the Board at the recommendation of the Audit Committee or the Nominating & Governance Committee. Any such waiver will be disclosed within four business days of the waiver (or an implicit waiver) on our website at https://ir.ingevity.com/governance/codes-of-conduct, and will remain posted for a period of at least 12 months. Any amendment to the Code of Conduct (other than technical, administrative, or other non-substantive amendments) for which disclosure is required pursuant to Item 5.05 of Form 8-K under the Exchange Act will also be disclosed on that page of our website.

1 Active stockholders employ research-based investment strategies and may adjust holdings based on issuer-specific information, making them more receptive to direct engagement. Passive stockholders’ investment decisions are determined primarily by index methodology and automated processes, resulting in limited influence from issuer outreach.

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Board and Corporate Governance Matters

We have provided employees with a number of avenues to report ethics and compliance violations or similar concerns, including an anonymous telephone hotline, with options specific to the countries in which we operate to allow for reporting in local languages.

Governance Materials on Our Website

We maintain several governance documents on our website, which are listed below.

Our Code of Conduct is available at: https://ir.ingevity.com/corporate-governance/codes-of-conduct

The following materials are available at https://ir.ingevity.com/corporate-governance/corporate-governance-documents:

●	Certificate of Incorporation;
●	Bylaws;
●	Governance Guidelines;
●	Committee charters;
●	Anti-Hedging Policy; and
●	Stock Ownership Guidelines.

The following materials are available at: https://www.ingevity.com/about/sustainability/:

●	Sustainability Reports;
●	Ingevity’s alignment with ten of the United Nations’ Sustainable Development Goals;
●	Human Rights Policy;
●	Modern Slavery Policy;
●	Quality Policy; and
●	Supplier Principles of Conduct.

These materials are also available in print at no charge to any stockholder who requests a copy by writing to Corporate Secretary, Ingevity Corporation, 4920 O’Hear Ave, Suite 400, N. Charleston, SC 29405, or by email to: corporatesecretary@ingevity.com.

Related Party Transactions

The Board evaluates related party transactions consistent with Item 404 of Regulation S-K. Under its charter, the Nominating & Governance Committee is charged with reviewing all potential related party transactions and making recommendations to the Board regarding approval of any such transactions. Each year, the Company solicits information regarding potential related party transactions from directors, director nominees and executive officers, who are also required to promptly notify the Company and the Nominating and Governance Committee of any new affiliations or transactions as they arise. Transactions and affiliations disclosed by such persons are then reviewed and analyzed by our Law and Compliance department using searches run against the Company’s books and records to determine if there are any financial transactions involving the Company and such affiliates. The results of such analyses are reported to the Nominating and Governance Committee for review, analysis and determination of whether there are any related party transactions and, if any are found, whether such transactions should be approved or ratified based on the relevant circumstances.

Based on a review of the transactions and affiliations reported by the Company’s directors, director nominees, and executive officers beginning in December 2025, the Nominating & Governance Committee has advised the Board that it has not identified any related party transactions since the beginning of the fiscal year ended December 31, 2025, and none are currently proposed.

32      INGEVITY  |  2026 Proxy Statement

Ingevity’s Director Compensation Approval Process

The Board annually reviews and approves non-employee director compensation at the recommendation of the T&C Committee. This review involves a survey of director compensation at peer companies and other similarly situated companies and a discussion with our independent compensation consultant, Pearl Meyer, regarding director compensation practices.

2025 Non-Employee Director Compensation

The 2025 non-employee director compensation program consisted of the following:

Standard Compensation	Additional Cash Retainers for Leadership	Amount ($)
	Board Chair	100,000
	Lead Independent Director*	25,000
	Audit Committee Chair	20,000
	T&C Committee Chair	15,000
	Nominating & Governance Committee Chair	15,000
	Sustainability & Safety Committee Chair	15,000

*	The Company did not have a Lead Independent Director in 2025.

Cash Retainers

Cash retainers are paid to the non-employee directors quarterly in advance. Non-employee directors may elect to receive their annual cash retainer (both standard and leadership retainers) in the form of deferred stock units (“DSUs”) in lieu of cash under the 2025 Omnibus Incentive Plan and the Non-Employee Director Deferred Compensation Plan (“Director DCP”). If a director makes such an election, the cash retainer is converted into an amount of DSUs using the closing price of the Company’s Common Stock on the business day that the cash retainer would have otherwise been paid to the director. DSUs representing cash retainers are fully vested upon grant and are settled when the director terminates his or her service with the Board. DSUs in lieu of cash retainers do not confer voting rights but are entitled to dividend-equivalents, which accrue from the grant date and are delivered in cash when the underlying DSUs are settled.

Restricted Stock Unit Awards

Each non-employee director receives an annual award grant of Ingevity restricted stock units (“DRSUs”) under the 2025 Omnibus Incentive Plan equivalent to approximately $135,000 at the time of grant. The grant date for the DRSUs is the business day after the annual stockholders meeting. The DRSUs vest on the first anniversary of the grant date, and shares of Common Stock underlying DRSUs are delivered to the directors as soon as practicable thereafter. DRSUs do not confer voting rights but are entitled to dividend-equivalents, which accrue from the grant date and are delivered in cash when the underlying DRSUs are settled.

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Director Compensation

If a director with DRSUs ceases to be a director before the vesting date other than due to death, disability, or termination for cause, the director will vest and settle in a pro rata number of the DRSUs (rounded up to the nearest whole number) unless otherwise approved by the Board. If a director with DRSUs ceases to be a director due to death or disability, all DRSUs will vest. If a director with DRSUs is terminated for cause, all unvested and unsettled DRSUs will be forfeited, together with the associated dividend-equivalents.

Non-employee directors may elect to receive their annual DRSU award in the form of DSUs. DRSUs converted into DSUs with respect to the annual stock award are subject to the same conditions for vesting and dividend-equivalents as DRSUs. However, DSUs are not settled until the director terminates service from the Board.

Other Compensation

Directors are entitled to reimbursement for out-of-pocket expenses incurred in connection with their Board service. Ingevity does not provide perquisite allowances to non-employee directors.

Stock Ownership Guidelines; Prohibition on Hedging

Under our stock ownership guidelines, each non-employee director is expected to hold an amount of Common Stock equal to five times the annual base cash retainer. For 2025, the holding amount is $450,000. Non-employee directors have five years from the date they join the Board to meet the requirement.

Common Stock owned by a director or his or her immediate family members residing in the same household, either outright or in family trusts, and Common Stock held in retirement plan accounts are deemed to be owned for purposes of these guidelines, as are vested and unvested DRSUs and DSUs.

A non-employee director in the first five years of service on the Board who has not yet met these guidelines must hold 50% of his or her vested DSUs and DRSUs. A non-employee director who does not meet these guidelines within five years must hold 100% of his or her vested DSUs or DRSUs until the guidelines are met.

As of December 31, 2025, each non-employee director has attained the minimum required stock ownership levels, except for Mr. Segal, who joined the Board in 2025 and is on track to obtain the required ownership level in a timely manner.

Our directors are not permitted to engage in hedging activities with respect to our stock. See “Compensation Discussion and Analysis – Other Compensation Policies and Practices – Anti-hedging” for more information about the Company’s anti-hedging policy.

34      INGEVITY  |  2026 Proxy Statement

Director Compensation

2025 Director Compensation Table

The following table includes information concerning compensation for service as a director paid to or earned by our directors during the fiscal year ended December 31, 2025 (note that compensation for Messrs. Fernandez-Moreno and Li is set forth in the “Summary Compensation Table” and not included below).

2025 NON-EMPLOYEE DIRECTOR COMPENSATION TABLE
	Fees Paid in	Stock	All Other	Total
	Cash(1)	Awards(2)	Compensation(3)	Compensation
Name	($)	($)	($)	($)
Jean S. Blackwell	140,000	135,017	—	275,017
Diane H. Gulyas	105,000	135,017	—	240,017
Bruce D. Hoechner	176,250	135,017	—	311,267
Frederick J. Lynch	90,000	135,017	—	225,017
Karen G. Narwold	105,000	135,017	—	240,017
Daniel F. Sansone	100,000	135,017	—	235,017
F. David Segal	67,500	135,017	—	202,517
J. Kevin Willis	105,000	135,017	—	240,017
Benjamin G. (Shon) Wright	90,000	135,017	—	225,017
(1)

Column includes the annual retainer and all additional leadership retainers earned by or paid in cash to our non-employee directors, regardless of whether such amounts were elected to be received in the form of DSUs. Please refer to footnote 3 of the Security Ownership of Directors and Executive Officers table for information on shares deferred by directors.

(2)

Amounts shown in this column represent the aggregate grant date fair market value of DRSUs (for all except Mr. Hoechner, Ms. Narwold, Mr. Segal, Mr. Willis, and Mr. Wright) or DSUs (for Mr. Hoechner, Ms. Narwold, Mr. Segal, Mr. Willis, and Mr. Wright, who elected DSUs in lieu of DRSUs) granted in 2025 to non-employee directors, calculated in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 718. As of December 31, 2025, each non-employee director had an aggregate 4,057 unvested DRSUs or DSUs in lieu of DRSUs, as applicable, that will vest on May 1, 2026.

(3)

The amount of perquisites and other personal benefits has been excluded for all non-employee directors as the total value of each director’s perquisites and other personal benefits was less than $10,000.

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OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL.

FOR

RECOMMENDATION OF THE BOARD

The board recommends that the stockholders vote “for” the adoption of this resolution to approve, on an advisory basis, the company’s executive compensation as described in this proxy statement.

In accordance with the requirements of Section 14A of the Exchange Act, we are asking stockholders to approve, on an advisory basis, the following resolution concerning the compensation of our named executive officers (“NEOs”):

RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of our named executive officers as described in this Proxy Statement, including the Compensation Discussion and Analysis and the tabular compensation disclosures and related narrative discussion.

In considering this proposal, we encourage you to review the Compensation Discussion and Analysis (“CD&A”) and the tabular compensation disclosures and accompanying narrative discussion that follow. The CD&A describes our executive compensation philosophy, programs, and objectives, while the tabular compensation disclosures and accompanying narrative discussion provide detailed information on the compensation of our NEOs.

We believe our compensation policies and procedures are competitive, focused on pay-for-performance principles, and strongly aligned with the long-term interests of our stockholders. Our executive compensation philosophy is based on the belief that compensation should be set at levels that enable us to attract and retain employees who are committed to achieving high performance and who demonstrate the ability to do so. We strive to provide executive compensation packages that are driven by Ingevity’s overall financial performance, stockholder value, the success of areas of our business directly impacted by each executive’s performance, and the performance of the individual executive. We view our compensation program as a strategic tool that supports the successful execution of our business strategy and reinforces a performance-based culture. To that end, our executive compensation program emphasizes long-term compensation over short-term compensation, with a significant portion weighted toward equity awards. This approach strongly aligns our executives’ compensation with the interests of our stockholders.

Because your vote is advisory, it will not be binding upon the Board. However, the Board and T&C Committee value stockholders’ opinions as expressed through their votes on this proposal, and will carefully consider the outcome of this proposal in connection with their ongoing evaluation of the Company’s executive compensation program.

Vote Required

An affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve, on an advisory basis, the compensation paid to Ingevity’s NEOs.

36      INGEVITY  |  2026 Proxy Statement

37	2025 Named Executive Officers
38	2026 Leadership Transitions
38	Executive Summary
38	Business Conditions and Company Performance in 2024
38	Fiscal Year 2025 Compensation Highlights
39	Say‑On‑Pay Results
40	Executive Compensation Governance Practices
41	What Guides Our Program
41	Executive Compensation Philosophy
41	Elements of Our Compensation Program
42	2025 target pay mix
42	How We Set Compensation
42	Role of the T&C Committee and the CEO
43	Role of the compensation consultant
43	Role of peer group analysis
44	2025 Executive Compensation In Detail
44	Base salaries
44	Short‑Term Incentive Plan and 2025 awards
50	Long‑Term Incentive Plan and 2025 Awards
52	Other Compensation Policies and Practices
52	NEO stock ownership policy
52	Insider Trading Policy
52	Anti‑hedging
53	Recoupment policy
53	Other compensation and benefits
53	Offer letters
53	Severance and change of control agreements
56	Retirement Savings Plan
56	Retirement Restoration Plan
56	Nonqualified Deferred Compensation Plan
56	Relocation and other benefits
56	Risk analysis
57	Tax and accounting considerations

This Compensation Discussion & Analysis (“CD&A”) describes our executive compensation program for our named executive officers (“NEOs”) comprised of the current and former executive officers listed below. This CD&A also describes the Talent & Compensation Committee’s (the “T&C Committee”) rationale and process for making compensation decisions related to the fiscal year ended December 31, 2025.

2025 Named Executive Officers

DAVID H. LI President & Chief Executive Officer
MARY DEAN HALL Executive Vice President & Chief Financial Officer
RICHARD A. WHITE Senior Vice President & President, Performance Chemicals
RYAN C. FISHER Senior Vice President, General Counsel and Corporate Secretary
TERRY DYER Senior Vice President, Chief Human Resources Officer

Former Executive	Former Role
Luis Fernandez-Moreno	Interim President & Chief Executive Officer
S. Edward Woodcock	Executive Vice President & President, Performance Materials

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Compensation Discussion and Analysis

2025 Leadership Transitions

On March 10, 2025, Ingevity Corporation (“Ingevity” or the “Company”) announced that its Board of Directors (the “Board”) appointed David H. Li as President and Chief Executive Officer (“CEO”) of Ingevity, effective April 7, 2025. Mr. Li also joined the Board immediately following Ingevity’s 2025 annual meeting of stockholders. In connection with Mr. Li’s appointment, Luis Fernandez-Moreno stepped down as interim President and Chief Executive Officer of Ingevity on April 7, 2025. Mr. Fernandez-Moreno continues to serve on the Board.

On July 1, 2025, S. Edward Woodcock, Executive Vice President and President, Performance Materials, left the Company and was paid severance benefits consistent with a termination without cause.

2026 Leadership Transitions

On December 8, 2025, the Company announced pivotal executive leadership changes as it completes its strategic portfolio review and positions the Company for the future. Mary Dean Hall, Executive Vice President and Chief Financial Officer (“CFO”), will transition from her current role effective May 1, 2026, and continue to support the Company in an advisory capacity for a period of one year. The Company has appointed Phillip J. Platt, currently Senior Vice President, Finance, and Chief Accounting Officer, as Ms. Hall’s successor and member of the executive leadership team, effective May 1, 2026. Richard A. White, Senior Vice President and President, Performance Chemicals, transitioned to a special projects role, effective January 1, 2026, and will leave the Company on May 1, 2026.

Executive Summary

Business Conditions and Company Performance in 2025

In 2025, Ingevity continued to advance its transformation and portfolio optimization, positioning the Company for sustainable, higher-margin growth. Despite global macroeconomic uncertainty, soft industrial demand, and raw material cost volatility, we executed with discipline to expand profitability, strengthen our balance sheet, and progress on strategic portfolio actions. These efforts provide a stronger foundation for enhanced profitability and long-term stockholder value.

We delivered Total Adjusted EBITDA* of $397.5 million, an increase of 10% year over year, and expanded Total Adjusted EBITDA margin* to 30.8%, an increase of 20% year over year. Free cash flow of $273.5 million enabled us to improve net leverage to 2.6x by year-end. These results reflect the benefits of our strategic repositioning and continued focus on operational excellence.

Our Performance Materials segment maintained industry-leading profitability in 2025, generating segment net sales of $606.9 million and segment EBITDA of $326.3 million, with margins of 53.8%. While net sales declined modestly due to lower auto production in certain regions/demand trends, the business continued to demonstrate strong margin performance. We also advanced development opportunities in hybrid and electric vehicle battery markets, including through strategic partnerships, supporting the segment’s long-term growth trajectory.

Our Advanced Polymer Technologies segment faced ongoing demand headwinds in 2025, particularly in industrial markets, and recorded a pre-tax non-cash goodwill impairment charge of $183.8 million in the second quarter. Segment net sales was $160.2 million, and segment EBITDA was $32.1 million, with margins of 20.0%. Despite near-term pressures, the business advanced pricing actions and portfolio mix initiatives to better position the segment for long-term value creation in higher-margin applications.

Our Performance Chemicals segment delivered improved profitability in 2025, benefiting from a more favorable raw material cost environment and greater focus on higher-margin markets. Segment net sales+ was $522.1 million, and segment EBITDA+ was $70.3 million, with margins of 13.5%, representing significant improvement versus prior year performance. We also closed on the divestiture of the majority of the Industrial Specialties product line and the North Charleston CTO refinery in January 2026.

For additional information on Ingevity’s performance in 2025, see the “2025 Business Overview” in the “Proxy Summary,” above.

Fiscal Year 2025 Compensation Highlights

The following summarizes the key compensation decisions for our NEOs for fiscal 2025:

Base Salary: In February 2025, the T&C Committee approved base salary increases for Ms. Hall and Messrs. White, Fisher, Dyer, and Woodcock. These adjustments, which ranged from 3.0% to 7.0%, were consistent with the Company’s U.S. merit budget and designed to maintain alignment of their compensation opportunities with market levels for their respective roles. Mr. Fisher’s increase also reflected continued alignment over time of his salary with market practice following his 2024 promotion.

*See Appendix A for definitions and reconciliations of these non-GAAP financial measures to the nearest GAAP measures

+ Inclusive of continued and discontinuing operations

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Compensation Discussion and Analysis

Short-Term Incentive Plan (“STIP”) Awards: Based on our 2025 STIP Adjusted EBITDA* and STIP Adjusted Revenue* results, as well as each NEO’s individual performance achievements, the T&C Committee approved STIP payouts to our NEOs who were active as of the end of the fiscal year ranging from 88% to 125.6% of target. Mr. Fernandez-Moreno, in his role as interim President & CEO, did not participate in the STIP. Mr. Woodcock received a pro-rated STIP payment for 2025 as described “Other Compensation and Benefits – Woodcock Agreement.”.

2025 Long-Term Incentive Plan (“LTIP”) Compensation: In 2025, our NEOs received annual long-term incentive awards delivered 50% in Performance Stock Units (“PSUs”) and 50% in Restricted Stock Units (“RSUs”). The PSUs are earned based on performance over a three-year period, measured 60% on relative Total Shareholder Return (“rTSR”) compared to the Russell 2000 Basic Materials Index and 40% on Cumulative Adjusted Constant Currency EBITDA* growth. PSU payouts are capped at target if Ingevity’s absolute TSR is negative over the performance period, and the realized value of PSUs (shares earned multiplied by the share price at vesting) is capped at five times the target award value to further align outcomes with stockholder experience. RSUs vest ratably over a three-year period on the first three anniversaries of the grant date, further reinforcing our commitment to long-term value creation.

Payout of 2023 PSU Award: The PSUs granted in 2023 had adjusted three-year cumulative earnings per share (“Cumulative EPS”)* and average adjusted return on invested capital (“Average ROIC”)* as the performance metrics for the 2023-2025 performance period. Based on our performance relative to the pre-established targets, the applicable NEOs earned 24% of their target PSUs.

For more information about our LTIP, please refer to “Long-Term Incentive Plan and 2025 Awards.”

CEO Onboarding: Mr. Li was appointed President and Chief Executive Officer effective April 7, 2025. He brings more than 25 years of experience in the specialty materials industry with demonstrated success in repositioning businesses across product lines and geographies to deliver substantial growth, strong financial performance and significant stockholder returns. The Board determined that his proven ability to drive strategic execution and organizational excellence across global enterprises makes him the right leader to guide Ingevity’s next chapter.

To this end, the T&C Committee approved a market-competitive CEO compensation package aligned with stockholder interests. His ongoing package includes a base salary of $1.1 million, a target annual incentive opportunity equal to 120% of base salary, and annual long-term equity incentives with a target value of 500% of base salary. Mr. Li’s annual long-term equity incentives were granted on his start date and were not pro-rated for the 2025 award. In addition, and in recognition of Mr. Li’s extensive expertise and successful track record, the T&C Committee approved a one-time, new-hire equity award with a grant date value of $5 million. This award consists of PSUs with a grant date value of $2 million, RSUs with a grant date value of $1 million, and stock options with a grant date value of $2 million. The PSUs will vest consistent with the 2025 LTIP design for the other NEOs and may range from 0% to 200% of target. While the RSUs granted to the other NEOs vest over three years, Mr. Li’s RSU and stock option awards have an extended four-year ratable vesting schedule to reinforce long-term alignment, subject to his continued service.

Mr. Li also receives relocation and travel benefits customary for a newly hired CEO and participates in the same employee benefit plans available to other senior executives. In accordance with his offer letter, Ingevity entered into a severance and change of control agreement with Mr. Li, effective March 7, 2025, providing severance and change of control benefits consistent with those offered to other senior executives. The foregoing descriptions of Mr. Li’s offer letter and severance agreement are subject to, and qualified in their entirety by, the full text of these agreements, which were filed with Ingevity’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025.

Say-On-Pay Results

The T&C Committee values the input received from our stockholders on the Company’s executive compensation practices. At the 2025 annual stockholders’ meeting, our stockholders approved the compensation of our NEOs on an advisory basis by 91% of the votes cast. Although the vote was non-binding, the T&C Committee considered the approval rate as an indication that Ingevity stockholders support the Company’s executive compensation philosophy and decisions.

*	See Appendix A for definitions and reconciliations of these non-GAAP financial measures to the nearest GAAP measures.

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Compensation Discussion and Analysis

Executive Compensation Governance Practices

We believe the following practices and policies within our program promote sound compensation governance and are in the best interests of our stockholders and executives:

WHAT WE DO	Use performance metrics to align pay with Company financial performance
Balance short-term and long-term incentives through focused use of performance metrics
Emphasize stock ownership with long-term incentives being paid in Common Stock and meaningful Common Stock ownership guidelines
Maintain a “clawback” policy for executive incentive compensation in the event of a restatement of financial results regardless of fault
Use “double trigger” change of control (with respect to replacement awards) for severance and equity vesting provisions
Engage an independent consultant to advise the T&C Committee
Discourage excessive risk taking by offering a balanced compensation program that uses multiple incentive metrics that balance focus on achievement of long- and short-term goals
Pay dividend equivalents only on stock unit awards that vest, if any
WHAT WE DON'T DO	No repricing, backdating or discounting of stock options
No hedging, pledging or short sales of Common Stock by any director, executive officer or other employee
No excise tax gross-ups for change of control payments
No excessive perquisites
No tax gross-ups on perquisites other than in connection with relocation benefits

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Compensation Discussion and Analysis

What Guides Our Program

Executive Compensation Philosophy

Ingevity’s executive compensation program reflects the Company’s “pay-for-performance” philosophy. Compensation is directly linked to business plans and individual performance, with short- and long-term incentive programs based on metrics tied to the achievement of key financial objectives and individual performance. We are focused on achieving long-term, sustainable stockholder value.

We designed our executive compensation program to attract, motivate, and retain highly talented executives. In setting compensation, the T&C Committee considers both our peer group and national survey data (“Comparative Compensation Data”). We also consider other factors, including each executive’s role and level of responsibility, the importance of the executive’s contributions toward meeting the Company’s goals and objectives, individual performance and experience, internal pay equity, and the economic and business environment in which the Company operates.

The Company’s executive compensation program is designed to:

SUPPORT OUR BUSINESS STRATEGY	PAY FOR PERFORMANCE	PAY COMPETITIVELY	ALIGN NEOS’ AND STOCKHOLDERS’ INTERESTS	DISCOURAGE EXCESSIVE RISK-TAKING

Our program aligns with our business strategy, which is focused on long-term earnings, revenue growth and sustained growth in stockholder value, by providing our NEOs with long-term incentives tied to growth and value creation.

A large portion of our executive pay is dependent upon the achievement of corporate and business unit goals and individual performance. We pay higher compensation when goals are exceeded and lower compensation when goals are not met.

We use the market median based on our Comparative Compensation Data as the main reference point for target compensation. Compensation targets for individual executives may differ from the market median based on roles and responsibilities, performance, strategic impact, experience, internal pay equity, special hiring situations, retention concerns, succession planning needs and other relevant considerations.

			We provide a significant portion of our NEOs’ overall compensation opportunity in the form of equity-based compensation focused on driving long-term stockholder value creation.	Our program includes balanced short- and long-term cash and equity, along with fixed and variable elements to discourage excessive risk-taking.

Elements of Our Compensation Program

The primary elements of our executive compensation program are summarized below.

Element	How It’s Paid	Purpose
Base Salary	Cash (Fixed)

Recognizes level of responsibilities, contributions towards meeting the Company’s goals and objectives, individual performance and experience, internal pay equity, the economic and business environment in which the Company operates, and other relevant considerations.

Short-Term Incentive Plan (“STIP”)	Cash (At-Risk)

Rewards achievement of key annual financial performance targets for the Company as a whole (in the case of our corporate leadership--CEO, CFO, General Counsel, Chief Human Resources Officer (“CHRO”), and Senior Vice President, Operations), and a blend of our full Company and applicable business segment results (in the case of our segment presidents) along with achievement of individual performance goals.

Long-Term Incentive Plan (“LTIP”)	Equity (At-Risk)	Promotes achievement of long-term financial objectives and aligns the executives’ interests with those of stockholders.

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Compensation Discussion and Analysis

2025 target pay mix

The charts below illustrate the target total direct compensation (base salary and target STIP and LTIP opportunity) of our current CEO, Mr. Li, and our other NEOs for fiscal year 2025. As illustrated in the charts, the majority of target total direct compensation is at-risk. The charts do not include “All Other Compensation” shown in the “Summary Compensation Table” or any one-time equity grants or awards outside of target annual total direct compensation, if any.

MR. LI*	OTHER NEOS**

*

On April 7, 2025, Mr. Li was appointed as President & CEO. Mr. Fernandez-Moreno’s compensation details are excluded given his role as interim President & CEO for only three months during 2025. See the “2025 Leadership Transitions” section of this CD&A for more information.

**	The “Other NEOs” chart reflects the average pay mix for the other four NEOs who were active as of the end of fiscal year 2025.

How We Set Compensation

Role of the T&C Committee and the CEO

CEO compensation

The T&C Committee is responsible for reviewing and approving the goals and objectives of Ingevity’s CEO, evaluating the CEO’s performance in light of such goals and objectives, and setting the CEO’s compensation based on such evaluation. The T&C Committee meets with the CEO to discuss his performance and compensation and seeks feedback on the CEO’s performance from the full Board and from senior management, including the officers that report to the CEO. Ultimately, decisions regarding the CEO’s compensation are made by the T&C Committee, meeting in executive session, without the CEO or any other executive present. In setting compensation for the CEO, the T&C Committee also takes into account other factors, including overall leadership and external survey data compiled from our peer group of companies by Pearl Meyer, the T&C Committee’s independent compensation consultant (the “Compensation Consultant”), other Comparative Compensation Data, and the advice of the Compensation Consultant.

Compensation for other executives

The T&C Committee is also responsible for reviewing and approving the compensation of senior executives reporting to the CEO, including the other NEOs. In approving compensation for the other NEOs, the T&C Committee considers the assessment of their performance by the CEO and other key internal stakeholders, addressing such factors as achievement of individual goals and objectives, contribution to Ingevity’s performance and corporate goals, and other considerations, including Comparative Compensation Data and the advice of the Compensation Consultant. In making his recommendations to the T&C Committee, the CEO is also supported by the CHRO.

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Compensation Discussion and Analysis

Role of the compensation consultant

The T&C Committee has retained the Compensation Consultant as its independent compensation consultant to advise the T&C Committee on the composition of the compensation peer group, specific compensation levels for the NEOs, and whether the compensation program is appropriately designed to discourage excessive risk-taking, among other compensation related services. The Compensation Consultant also compiles the Comparative Compensation Data. The T&C Committee has the sole discretion and is directly responsible for the appointment, termination, compensation, and oversight of the work of the Compensation Consultant.

Although the T&C Committee retains the Compensation Consultant directly, in carrying out assignments, the Compensation Consultant also interacts with management when appropriate. Specifically, the Compensation Consultant interacts with the CHRO, other leaders in the Company’s human resources organization, and other members of management with respect to compensation and benefits data, best practices, peer group developments, and executive compensation trends. In addition, the Compensation Consultant may seek input and feedback from members of management regarding its consulting work product before presenting it to the T&C Committee to confirm alignment with Ingevity’s business strategy, determine what additional data may be needed, or identify other issues.

The T&C Committee regularly meets with the Compensation Consultant in executive session independent of management. Further, the T&C Committee Chair speaks on occasion with the Compensation Consultant on executive compensation matters independently of management.

The Compensation Consultant does not provide any services to Ingevity other than its consulting services to the T&C Committee related to executive and director compensation. The T&C Committee determined that, in fiscal 2025, the work performed for the T&C Committee by the Compensation Consultant did not raise any conflict of interest. In making its determination, the T&C Committee considered the independence of the Compensation Consultant considering SEC rules and regulations and NYSE listing standards.

Role of peer group analysis

Consistent with Ingevity’s goal to provide compensation that remains competitive, the T&C Committee considers, among other things, the executive compensation practices of companies in a peer group selected based on recommendations from the Compensation Consultant. In selecting the peer group for 2025 executive compensation, the T&C Committee considered such factors as:

i.	revenue size and profit margins;
ii.	industry and business characteristics;
iii.	location and geographic reach, including global operations and/or distribution;
iv.	competition for talent; and
v.	data availability.

The T&C Committee generally targets compensation commensurate with the market median based on our Comparative Compensation Data. Compensation decisions also take into account other relevant factors, including an executive’s role and responsibilities, performance, the importance of the executive’s contributions towards meeting the Company’s goals and objectives, experience and tenure, internal pay equity, special hiring situations, retention concerns, and other relevant factors.

The T&C Committee, with input from its independent Compensation Consultant, periodically reviews the Company’s compensation peer group to ensure its ongoing appropriateness and comparability. Following an extensive review of peer group composition in 2024, which included an analysis of the peer group companies’ businesses, revenues, and relative performance, the T&C Committee approved the peer group set forth below for the purpose of setting 2025 compensation.

AdvanSix Inc.	Innospec Inc.
Ashland Inc.	Koppers Holdings Inc.
Avient Corp.	Mativ Holdings, Inc.
Balchem Corp.	Minerals Technologies Inc.
Cabot Corp.	Orion S.A.
Ecovyst Inc.	Quaker Chemical Corp.
Element Solutions Inc	Sensient Technologies Corp.
H.B. Fuller Co.	Stepan Co.
Hexcel Corp.	Tronox Holdings

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Compensation Discussion and Analysis

2025 Executive Compensation In Detail

Base salaries

Base salaries are intended to provide a level of fixed compensation sufficient to attract and retain an effective management team when considered in combination with the long-term and short-term incentive awards and other elements of our executive compensation program. The relative levels of base salary for executive officers are designed to reflect each executive officer’s scope of responsibility, experience and performance, competitive pay levels, market trends, economic conditions, and other relevant factors.

The T&C Committee generally reviews and approves base salaries annually in February, with new salaries effective as of February 1 of the same year. The T&C Committee may make other salary adjustments periodically in connection with promotions or changes in role or responsibilities, to reward individual performance, for reasons related to retention, or to ensure market competitiveness. The T&C Committee’s review focuses on whether base salaries are equitably aligned within Ingevity and are at sufficiently competitive levels to attract and retain top talent. In addition, consideration is given to Comparative Compensation Data and such other factors as the T&C Committee considers appropriate. The T&C Committee also reviews base salary compensation with the Compensation Consultant.

In February 2025, the T&C Committee approved base salary increases for Ms. Hall and Messrs. White, Fisher, Dyer, and Woodcock. These increases were consistent with the Company’s U.S. merit budget and designed to maintain alignment of their compensation opportunities with market levels for their respective roles. Mr. Fisher’s increase also reflected continued alignment over time of his salary with market practice following his promotion in 2024. Messrs. Li and Dyer were not NEOs in 2024. The full-year base salaries for our NEOs for 2025 were as follows:

	2025 Annual Base Salary	2024 Annual Base Salary
NEO	($)	($)	% Change
David H. Li(1)	1,100,000	—	0.0%
Mary Dean Hall	529,380	510,000	3.8%
Richard A. White	473,800	460,000	3.0%
Ryan Fisher	428,000	400,000	7.0%
Terry Dyer	420,000	400,000	5.0%
S. Edward Woodcock(2)	493,050	475,000	3.8%
(1)	Mr. Li joined the Company effective April 7, 2025.
(2)	Mr. Woodcock left the Company on July 1, 2025.

For 2025, Mr. Fernandez-Moreno received $795,455 in base salary for serving as interim President & CEO until Mr. Li was appointed President and CEO effective April 7, 2025.

Short-Term Incentive Plan and 2025 awards

Ingevity’s STIP consists of an annual cash incentive that is designed to reward participants for achieving Ingevity’s annual financial performance targets and their individual performance goals.

Target STIP award opportunities

The incentive award range that each NEO may earn is determined near the beginning of the year and expressed as a percentage of such NEO’s base salary.

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Compensation Discussion and Analysis

For 2025, the T&C Committee established the following threshold, target, and maximum STIP incentive opportunities for the NEOs. As interim President & CEO, Mr. Fernandez-Moreno does not participate in the STIP:

	Threshold	Target	Maximum
NEO	(as a percentage of base salary)*	(as a percentage of base salary)*	(as a percentage of base salary)*
Mr. Li	30.0%	120%	240%
Ms. Hall	17.5%	70%	140%
Mr. White	15.0%	60%	120%
Mr. Fisher	15.0%	60%	120%
Mr. Dyer	15.0%	60%	120%
Mr. Woodcock(1)	16.25%	65%	130%
(1)	Mr. Woodcock left the Company on July 1, 2025. See the “Severance and Change of Control Agreements” section of this CD&A for information on the severance payments received by Mr. Woodcock in connection with his departure from the Company.

* Linear interpolation is used to determine award payouts for performance between the threshold, target, and maximum goals.

Performance metrics

An individual NEO’s STIP award is based on the achievement of financial and individual performance objectives as follows:

Financial Metrics (80% of STIP Award): The primary financial metrics under the 2025 STIP were STIP-Adjusted EBITDA* and STIP-Adjusted Revenue*. STIP-Adjusted EBITDA* measures profitability and operational efficiency, while STIP-Adjusted Revenue* reflects the ability to generate sales. These metrics drive behaviors aligned with maximizing shareholder value by improving earnings and top-line performance. For corporate leadership, the financial portion of the STIP award is based on Company-wide STIP-Adjusted EBITDA* and Company-wide STIP-Adjusted Revenue*, focusing on the Company’s overall financial health and growth. For business segment leaders, the financial portion of the STIP award is based on a mix of Company-wide STIP-Adjusted EBITDA* and Company-wide STIP-Adjusted Revenue* and Business Unit (“BU”) STIP-Adjusted EBITDA* and BU STIP-Adjusted Revenue*, which provides a balanced focus on the Company’s overall success, as well as the success of their specific business unit.

Individual Metrics (20% of STIP Award): For both corporate and business segment leadership, the STIP recognizes non-financial contributions that are crucial to a leader’s role, such as strategic initiatives, leadership effectiveness, and other personal objectives. This ensures that leadership is rewarded not only for financial outcomes but also for the critical, often intangible, contributions that drive long-term growth, innovation, and employee engagement.

The following tables show financial and individual performance weights for each of the NEOs that are eligible for STIP(1):

	Financial Performance (80%)
	Company-Wide	Company-Wide
	STIP-Adjusted	STIP-Adjusted	Individual
Corporate Leadership	EBITDA* (75%)	Revenue* (25%)	Performance (20%)	Total
Mr. Li	60%	20%	20%	100%
Ms. Hall	60%	20%	20%	100%
Mr. Fisher	60%	20%	20%	100%
Mr. Dyer	60%	20%	20%	100%

	Financial Performance (80%)
	Company-Wide (20%)		BU (60%)
	STIP-Adjusted	STIP-Adjusted	STIP-Adjusted	STIP-Adjusted	Individual
Business Segment Leadership	EBITDA* (75%)	Revenue* (25%)	EBITDA* (75%)	Revenue* (25%)	Performance (20%)	Total
Mr. White(2)	15%	5%	45%	15%	20%	100%
Mr. Woodcock(3)	15%	5%	45%	15%	20%	100%
(1)	As interim President & CEO, Mr. Fernandez-Moreno does not participate in the STIP.
(2)	Performance Chemicals Segment
(3)	Performance Materials Segment

* See Appendix A for definitions and reconciliations of these non-GAAP financial measures to the nearest GAAP measures.

2025 Financial performance targets and results

Each year, the T&C Committee establishes performance targets in the first quarter based on several factors, including budget forecasts from senior management, a thorough assessment of macroeconomic conditions, and, under normal circumstances, an anticipated growth

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Compensation Discussion and Analysis

outlook. This process ensures that when the T&C Committee approves performance targets at the beginning of each year, they are both ambitious and realistic, striking a careful balance between challenge and achievability to drive meaningful results.

The performance targets selected by the T&C Committee for 2025 reflect the combination of the Company’s three reportable segments. In 2025, Company-wide and segment revenue targets were set modestly below 2024 actual results, consistent with our focus on higher-margin, more sustainable growth. The targets incorporate the anticipated impact of portfolio actions, including the planned exit of lower-margin businesses, and external factors such as continued softness in certain industrial and automotive markets. The Compensation Committee emphasized the quality and profitability of revenue—margin expansion, free cash flow generation, and balance sheet improvement—over absolute top-line growth. Accordingly, while revenue goals are lower than the prior year’s results, they represent rigorous performance expectations in the context of Ingevity’s ongoing transformation.

On January 1, 2026, we completed the Divestiture. Beginning with the third quarter of 2025, we began presenting the Divestiture, previously included within the Performance Chemicals segment, as discontinued operations. The amounts included within this table are presented on a Total Company basis, inclusive of both continuing and discontinued operations. The 2025 STIP targets and actual performance and payouts are set forth below.

		Company-Wide			Company-Wide
		STIP-Adjusted EBITDA*			STIP-Adjusted Revenue*
	Payout Range			% of Target			% of Target
	(% of target		Actual	Achieved/		Actual	Achieved/
Performance Level	award)	Goals(1)	Performance	Payout	Goals(1)	Performance(1)	Payout
Threshold**	25%	$340.0	$389.2	91.0%	$1,223.0	$1,279.5	65.0%
Target	100%	$400.0			$1,360.0
Maximum	200%	$460.0			$1,498.0

		Performance Chemicals			Performance Chemicals
		BU STIP-Adjusted EBITDA*			BU STIP-Adjusted Revenue*
	Payout Range			% of Target			% of Target
	(% of target		Actual	Achieved/		Actual	Achieved/
Performance Level	award)	Goals(1)	Performance(1)	Payout	Goals(1)	Performance(1)	Payout
Threshold**	25%	$26.0	$61.7	178.2%	$502.0	$519.9	57.0%
Target	100%	$46.0			$556.0
Maximum	200%	$66.0			$617.0

		Performance Materials			Performance Materials
		BU STIP-Adjusted EBITDA*			BU STIP-Adjusted Revenue*
	Payout Range			% of Target			% of Target
	(% of target		Actual	Achieved/		Actual	Achieved/
Performance Level	award)	Goals(1)	Performance	Payout	Goals(1)	Performance	Payout
Threshold**	25%	$315.8	$328.0	80.5%	$550.0	$604.8	94.0%
Target	100%	$335.8			$613.0
Maximum	200%	$350.8			$662.0
*	See Appendix A for definitions and reconciliations of these non-GAAP financial measures to the nearest GAAP measures.
**	No payout is earned on a metric if results are below threshold.
(1)	Amounts expressed in millions

Individual performance

Performance goals are typically established near the beginning of the year and generally include both leadership objectives and strategic business objectives. Individual NEO performance is evaluated by the T&C Committee by comparing actual performance to the pre-established individual goals, as well as by considering individual accomplishments and other relevant performance criteria.

Against the challenging and dynamic backdrop of 2025, and based on individual achievements against their goals, the T&C Committee approved STIP funding for the individual performance component of the STIP-eligible NEOs awards ranging from 88.0% to 125.6% of target. A description of each NEO’s individual performance achievements with respect to 2025 is set forth below under “2025 NEO STIP Payouts.”

46      INGEVITY  |  2026 Proxy Statement

Compensation Discussion and Analysis

2025 NEO STIP Payouts

Based on the financial performance results described above, and the following individual performance achievements for each STIP-eligible NEO, STIP payouts for fiscal 2025 were as follows:

David H. LI, President & Chief Executive Officer
Age: 53	Base salary: $1,100,000 Target STIP award: 120.0% of base salary Actual Award: 118.0% of base salary

Individual performance achievements:

●
Stepped into the CEO role on April 7, 2025, leveraging prior CEO experience and returning from retirement because of strong belief in Ingevity’s mission and growth potential
●
Led a period of strong market confidence, with Ingevity’s stock rising from a 52-week low of $28.49 to ~$69.44, more than a 140% increase over the prior year
●
Set a focused agenda on executing current priorities, reducing debt, and pursuing targeted growth, while providing transparent business updates through Q1 and Q2 forums
●
Co-led with CFO, Ms. Hall, Ingevity’s strategic repositioning and Investor Day, supporting enterprise strategy, investor communications, and long-term value narrative.
●
Led the refresh of the executive team with announced changes at CFO, leadership of Performance Materials, and Performance Chemicals
●
Co-led efforts to refine and strengthen Company culture (IngeviWay) through engagement surveys, enhanced communication, and leadership summits

Mary Dean HALL, Executive Vice President & Chief Financial Officer
Age: 69	Base salary: $529,380 Target STIP award: 70.0% of base salary Actual Award: 61.0% of base salary

Individual performance achievements:

●
Led Ingevity’s strategic repositioning and investor strategic portfolio update readiness, supporting enterprise strategy, investor communications, and long-term value narrative
●
Aligned financial and organizational priorities for 2025, including execution of the financial plan, continuous improvement initiatives, and strengthened financial governance
●
Delivered Finance succession readiness through execution of planned leadership transitions

INGEVITY  |  2026 Proxy Statement      47

Compensation Discussion and Analysis

Richard A. WHITE, Senior Vice President, and President, Performance Chemicals
Age: 63	Base salary: $473,800 Target STIP award: 60.0% of base salary Actual Award: 75.0% of base salary

Individual performance achievements:

●
Improved profitability over the prior year through repositioning and cost actions, resulting in material EBITDA improvement of over 400% in Performance Chemicals
●
Advanced portfolio transformation through execution of the Industrial Specialties divestiture, progressing the sale ahead of the Company’s stated timetable
●
Delivered record Q4 Pavement Technologies sales, achieving year-over-year growth for the segment after the weather impact of H1

Ryan C. FISHER, Senior Vice President, General Counsel and Corporate Secretary
Age: 50	Base salary: $428,000 Target STIP award: 60.0% of base salary Actual Award: 61.0% of base salary

Individual performance achievements:

●
Provided enterprise leadership across legal, compliance, and governance, including resolution of the activist matter, oversight of executive transitions, execution of strategic transactions, including the Industrial Specialties divestiture and Chasm Advanced Materials investment, and strengthening of ethics, compliance, and Board governance processes
●
Advanced global government-affairs strategy through a segment-based advocacy model and expanded policy engagement aligned with automotive-carbon and pavement priorities
●
Delivered core sustainability outcomes, including on-time reporting, a multi-year strategic roadmap, cost efficiencies, and progress toward 2026 regulatory requirements
●
Directed enterprise communications supporting major initiatives, segment marketing alignment, and investor messaging

48      INGEVITY  |  2026 Proxy Statement

Compensation Discussion and Analysis

Terry DYER, Senior Vice President, Chief Human Resources Officer
Age: 59	Base salary: $420,000 Target STIP award: 60.0% of base salary Actual Award: 55.0% of base salary

Individual performance achievements:

●
Advanced enterprise talent management through standardized assessment frameworks and strengthened succession planning
●
Co-led with CEO, efforts to refine and strengthen Company culture (IngeviWay) through engagement surveys, enhanced communication, and leadership summits
●
Reduced key-role risk by enhancing accountability and formalizing knowledge-transfer practices
●
Aligned HR and leadership priorities to support long-term workforce capability and strategy

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Compensation Discussion and Analysis

		Financial Performance (achievement as a % of Target)(1)				Individual
	2025 STIP					Performance
	Award	Adjusted EBITDA		Adjusted Revenue		(achievement	2025 Actual Award(3)
NEO	Target ($)(2)	Company-Wide	BU	Company-Wide	BU	as a % of Target)(1)	(% of Target)	($)
Mr. Li	1,320,000	91.0	N/A	65.0	N/A	150.0	98.0	1,293,600
Ms. Hall	369,436	91.0	N/A	65.0	N/A	100.0	88.0	325,103
Mr. White	283,590	91.0	178.2	65.0	57.0	100.0	125.6	356,189
Mr. Fisher	255,400	91.0	N/A	65.0	N/A	170.0	102.0	260,508
Mr. Dyer	251,000	91.0	N/A	65.0	N/A	120.0	92.0	230,920
(1)	Financial and individual performance percentages (achievement as a % of target) report the percentages of target achieved for each metric (as shown in the tables and graphs above for each of the NEOs). See Appendix A for definitions and reconciliations of these non-GAAP financial measures to the nearest GAAP measures.
(2)	Target represents the target STIP opportunity percentage for each NEO multiplied by the amount of salary paid to such NEO in 2025, except for Mr. Li whose target represents his target STIP opportunity percentage multiplied by his total base salary.
(3)	To obtain “2025 Actual Award ($),” multiply “2025 STIP Award Target” by “2025 Actual Award (% of Target)”. Due to rounding, numbers may not add up precisely to the totals presented.

Long-Term Incentive Plan and 2025 Awards

Ingevity’s LTIP is designed to recognize the performance of our executives who drive the development and execution of our long-term business strategies and goals. These awards are designed to further align executives’ interests with those of Ingevity’s stockholders, reward executives for stockholder value creation, maintain the competitiveness of our total compensation packages, foster executive stock ownership, and promote retention. LTIP awards are granted under the 2025 Omnibus Incentive Plan, as amended (the “Omnibus Plan”), which provides for, among other things, “double trigger” vesting of any LTIP awards that qualify as replacement awards in connection with a change of control, as described under the heading “Severance and Change of Control Agreements.”

For 2025, the awards granted annually under the Company’s LTIP were delivered in two forms, as described below.

Type of Award	Vesting and Payment Terms
PSUs (50%)

PSUs vest upon certification by the T&C Committee of the achievement of pre-determined performance targets measured over a three-year performance period, subject to the recipient’s continued employment and satisfaction of other applicable terms and conditions. PSU payouts are capped at target if Ingevity’s absolute TSR is negative over the performance period, and the realized value of PSUs (shares earned multiplied by the share price at vesting) is capped at five times the target award value to further align outcomes with stockholder experience. The performance metrics and targets are described below. The performance metrics and targets and the rTSR modifier are described below.

RSUs (50%)

RSUs granted for the annual LTIP opportunity vest ratably in three annual increments beginning on the first anniversary of the grant date, provided the recipient meets the terms, including continued service.

The target values of individual NEO awards are expressed as a percentage of base compensation and are set early each year by the T&C Committee. The number of RSUs and PSUs awarded is based on the closing price of the Company’s Common Stock on the grant date. The table below shows the target annual LTIP award values granted for fiscal year 2025 for each of the NEOs.

NEO(1)	PSUs (at Target)	RSUs	Total Value*
Mr. Li(2)	$2,750,000	$2,750,000	$5,500,000
Ms. Hall	$529,415	$529,407	$1,058,822
Mr. White	$355,376	$355,353	$710,729
Mr. Fisher	$224,712	$224,717	$449,429
Mr. Dyer	$220,524	$220,523	$441,047
Mr. Woodcock(3)	$369,813	$369,794	$739,607
(1)	Mr. Fernandez-Moreno, in his role as interim President & CEO, was not eligible to participate in the 2025 LTIP.
(2)	In addition to his annual LTIP award granted in April 2025, the T&C Committee approved a one-time, new-hire equity award with a grant date value of $5 million. This award consists of PSUs with a grant date value of $2 million, RSUs with a grant date value of $1 million, and stock options with a grant date value of $2 million, which are not reflected in the table above. These PSUs will vest consistent with the same terms as the 2025 LTIP described above. The RSUs and stock options will vest ratably over four years, subject to Mr. Li’s continued service. For more information, please see the Summary Compensation Table.
(3)	Mr. Woodcock left the Company on July 1, 2025. See “Severance and Change of Control Agreements” in this CD&A for information on the severance payments received by Mr. Woodcock.

50      INGEVITY  |  2026 Proxy Statement

Compensation Discussion and Analysis

* Award amounts for RSUs were determined based on the closing price of our Common Stock on the date of grant, which was February 28, 2025 for all NEOs except Mr. Li, at a closing price of $47.66 and April 7, 2025 for Mr. Li at a closing price of $31.73. Award amounts for target PSUs were determined based on the closing price of our Common Stock on April 7, 2025, which was $31.73. For accounting purposes, the grant date fair value of PSUs is determined using a Monte Carlo valuation model, which reflects the impact of the rTSR performance metric and the absolute TSR cap on potential outcomes. The target PSU values shown above represent the intended award opportunity approved by the T&C Committee, which may differ from the grant-date fair value reported in the Summary Compensation Table.

Performance-based restricted stock units

In 2025, our NEOs received annual long-term incentive awards delivered 50% in PSUs and 50% in RSUs. The PSUs are earned based on performance over a three-year period, measured on relative Total Shareholder Return compared to the Russell 2000 Basic Materials Index and on Adjusted EBITDA* growth as follows:

60% - relative Total Shareholder Return (“rTSR”); and

40% - Cumulative Adjusted Constant Currency EBITDA* Growth.

Relative TSR directly aligns executive pay with stockholder value creation, while Cumulative Adjusted Constant Currency EBITDA Growth underscores management’s accountability for delivering sustainable, profitable growth. Together, these metrics balance external market performance with internal operational execution, reinforcing the Company’s long-term strategy.

Actual PSUs earned are subject to:

●	The percentile ranking of our rTSR over the three-year performance period relative to that of the companies comprising the Russell 2000 Basic Materials Index (the “Index”). TSR is calculated on a per share basis and means the Company's total shareholder return performance (i.e., (Ending Stock Price - Beginning Stock Price) divided by Beginning Stock Price), relative to the total shareholder return performance of the companies comprising the Index. “Beginning Stock Price” means the average closing price of a share of Stock for the period of thirty (30) trading days ending the day before the first day of the performance period. “Ending Stock Price” means the average closing price of a share of Stock for the last thirty (30) trading days during the performance period, with all dividends deemed reinvested. PSU payouts are capped at target if Ingevity’s absolute TSR is negative over the performance period, and the realized value of PSUs (shares earned multiplied by the share price at vesting) is capped at five times the target award value to further align outcomes with stockholder experience.
●	Cumulative Adjusted Constant Currency EBITDA. Constant Currency shall mean adjusting the externally reported Adjusted EBITDA by removing any impact of foreign exchange during each year of the three-year period. This calculation will be consistent with current and prior period PSU definitions where currency impacts were removed from the final payout calculation.

PSU metric adjustments

Under the Omnibus Plan, the T&C Committee may adjust results for PSU metrics from time to time to exclude the effect of certain non-recurring items of gain or loss or other significant out of the ordinary matters (such as mergers, acquisitions, and dispositions; entry into joint ventures; significant restructurings; or changes in accounting rules or tax codes) if they had not been factored in when performance targets were established. Any such adjustments are made to ensure that executives are neither unduly rewarded nor penalized for successfully implementing Board-approved strategic initiatives, or as a result of external events that were unforeseen or outside their control.

Payout of 2023 PC Transformation Award

Mr. White and other senior leaders of the Performance Chemicals (“PC”) segment received performance-based PC Transformation Awards (“PC Transformation Award”) granted in 2023. The PC Transformation Award as applicable to Mr. White had oleochemical /alternative fatty acid product volume (“AFA Product Volume”) and alternative fatty acid EBITDA Margin (“AFA EBITDA Margin”)* as the performance targets for the related May 1, 2023 through June 30, 2025 performance period. The performance targets for these grants were established in April 2023, reflecting the long-term goals in place at that time. The T&C Committee certified performance of the PC Transformation Award below the threshold level with respect to the AFA Product Volume, which was a prerequisite for the AFA EBITDA Margin target to apply. As a result, there was no payout of PSUs under such award for Mr. White. No other NEO was a recipient of a PC Transformation Award.

Payout of 2023 PSU award

The PSU awards granted in 2023 to the NEOs at the time (“2023 PSU Awards”) had adjusted three-year cumulative earnings per share (“Cumulative EPS”)* and average adjusted return on invested capital (“Average ROIC”)* as the performance targets for the related 2023-2025 performance period. The performance targets for these grants were established in April of 2023, reflecting the long-term goals in place at that time.

*See Appendix A for definitions and reconciliations of these non-GAAP financial measures to the nearest GAAP measures.

INGEVITY  |  2026 Proxy Statement      51

Compensation Discussion and Analysis

The T&C Committee approved payment to the NEOs of the 2023 PSU Awards, based upon the achievement of Cumulative EPS* and Average ROIC* performance goals as set forth in the table below. As a result, these PSUs were paid at 24% of the target amount.

Actual performance, as certified by the T&C Committee is reflected below:

Metric	Threshold	Target	Maximum	Actual Performance	Payout
Cumulative EPS* (70%)	$15.83	$17.57	$18.98	$12.23	—%
Average ROIC* (30%)	10.20%	13.20%	13.90%	12.10%	81.00%
*	See Appendix A for more details on the calculation of actual performance on the Cumulative EPS and Average ROIC.

The payment calculation for the 2023 PSU Awards that settled in February 2026 is shown below:

NEO*	Target PSUs	Percentage Payable	PSUs Payable**
Ms. Hall	7,413	24%	1,780
Mr. White	5,015	24%	1,204
Mr. Fisher	800	24%	192
Mr. Woodcock***	5,179	24%	1,243
*	Messrs. Fernandez-Moreno, Li, and Dyer did not receive a 2023 PSU award.
**	The Company does not issue fractional shares. Any fractional amount of PSUs are paid out to the next whole share.
***

Mr. Woodcock left the Company as of July 1, 2025. Pursuant to the terms of the grant agreement for the 2023 PSUs, Mr. Woodcock’s target PSUs were pro-rated based on the number of completed full months from the date the 2023 PSU Awards were granted to his separation date divided by thirty-six months, resulting in 4,029 PSUs eligible for vesting. The 24% payout was then applied against this pro-rated value to determine his payout.

Other Compensation Policies and Practices

NEO stock ownership policy

Our stock ownership guidelines align the long-term interests of our NEOs with those of our stockholders and discourage excessive risk-taking. Our guidelines require stock ownership levels as a value of Common Stock equal to a multiple of base salary. NEOs must retain 50% of net shares of Common Stock received under LTIP awards until the following stock ownership levels are met:

Position	Required Base Salary Multiple
CEO	5x
Executive Vice Presidents	3x
Senior Vice Presidents	2x

In determining compliance with these guidelines, stock ownership includes fully-vested Common Stock and unvested RSUs. Unvested PSUs and vested but unexercised stock options are not included. Executives generally have five years from the date of their designation to achieve the targeted level of ownership. If the required level of ownership is not achieved within the first five years, the holding requirement increases from 50% to 100% of net shares of Common Stock received under LTIP awards until the ownership levels are met.

As of December 31, 2025, Ms. Hall and Messrs. Li, White and Fisher have met their required target ownership and Mr. Dyer is on track to achieve his target ownership level in a timely manner.

Insider Trading Policy

We have adopted an insider trading policy that governs the purchase, sale, and other transactions involving our securities by directors, officers, and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the NYSE listing standards. Our insider trading policy also aligns with our commitment to ethical business conduct and compliance with laws. The full text of our insider trading policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Anti-hedging

Our insider trading policy also prohibits members of our Board, officers, and other employees from trading in options, warrants, puts and calls, or similar instruments involving Company securities or selling Company securities “short.” The policy also prohibits holding Company securities in margin accounts.

52      INGEVITY  |  2026 Proxy Statement

Compensation Discussion and Analysis

Recoupment policy

We maintain a compensation recoupment policy (“Clawback Policy”) covering our NEOs, which is compliant with current SEC and NYSE rules. Under our current Clawback Policy, in the event of a restatement of the Company’s financial statements filed with the SEC due to its material noncompliance with any financial reporting requirement under securities laws, the Board will require reimbursement or forfeiture of any Incentive Compensation (as defined therein) that was received by any current or former Covered Officers (as defined in the policy and required by the SEC and NYSE) during the three-year period preceding the restatement to the extent that such Incentive Compensation was awarded or paid based in whole or in part on the apparent achievement of financial results that were determined by reference to the originally filed financial information, but which financial results were not achieved based on the Company’s restated results. This requirement applies regardless of fault or misconduct on the part of a Covered Officer.

Policies and practices related to the timing of grants of certain equity awards and other equity grant practices

Under our equity granting policy, the T&C Committee approves annual equity awards at its regularly scheduled meeting during the first quarter, typically held in February. Per the policy, the grant date applicable to such annual grants is the last business day in February. This is designed to ensure that the stock price pertaining to the grant will be tied to a date that is more than one business day after the filing of our Form 10-K for the previous fiscal year and the Form 8-K that discloses the earnings for the applicable fourth quarter and full year. The T&C Committee has discretion to grant equity awards outside of the normal annual grant cycle, however, the T&C Committee does not have a policy or practice of granting equity awards, including stock option awards, in anticipation of the release of material, non-public information (“MNPI”), nor do we time the release of MNPI based on equity grant dates. The equity granting policy also prohibits the back-dating of awards.

Other Compensation and Benefits

Offer letters

The Company has entered into an offer letter with each of the following NEOs regarding employment terms (“Offer Letters”): Mr. Li, Ms. Hall, Mr. White, Mr. Fisher and Mr. Dyer. The Offer Letters generally list the compensation arrangements for the applicable NEO, including (as applicable) the STIP and LTIP details, details regarding sign-on or one-time equity or cash compensation, relocation benefits, and details on stock ownership guidelines and other applicable Company policies.

Severance and change of control agreements

The Company has a Severance and Change of Control agreement with each of the NEOs, except for Mr. Fernandez-Moreno. The purpose of the agreements is to ensure that Ingevity:

(a)	offers benefits that provide an overall compensation package that is competitive with that offered by other companies with which Ingevity competes for talent;
(b)	can retain and rely upon the undivided focus of its senior executives during and following a change of control; and
(c)	diminishes the inevitable distraction our NEOs will experience due to personal uncertainties and risks created by the potential job loss following a change of control.

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Compensation Discussion and Analysis

The following is a summary of the benefits provided for upon termination under the Severance and Change of Control agreements.

Involuntary Termination by Company other than for Cause and Absent a Change of Control	Involuntary Termination of Employment other than for Cause, or Termination for Good Reason, in Each Case within two years of a Change of Control	Retirement, Death, Disability, or Termination for Cause or Without Good Reason following a Change of Control
●
Base salary through date of termination;
●
Prorated target STIP for the calendar year in which the termination occurs;
●
Accrued unpaid vacation pay;
●
Severance payment of the following:
●
CEO: Two times sum of base salary and target STIP;
●
All other NEOs: Sum of base salary and target STIP;
●
Health benefits – cost of health coverage for:
●
CEO: Two years;
●
All other NEOs: One year;
●
Outplacement services; and
●
All other benefits in accordance with the terms of the applicable plans.

●
Base salary through date of termination;
●
Prorated target STIP for the calendar year in which the termination occurs;
●
Accrued unpaid vacation pay;
●
Severance payment of the following:
●
CEO: Three times sum of base salary and target STIP;
●
All other NEOs: Two times sum of base salary and target STIP;
●
Health benefits – cost of health coverage for:
●
CEO: Three years;
●
All other NEOs: Two years;
●
Outplacement services; and
●
All other benefits in accordance with the terms of the applicable plans, provided that, for any PSU award, the applicable performance goals will be deemed achieved at the greater of target or actual performance levels (if actual performance is determinable by the T&C Committee) with no proration.
No benefits other than outstanding base salary through the date of termination.

The agreements also include one-year post-termination restrictive covenants in the form of non-solicitation of customers and employees and non-competition provisions. All severance payable is further subject to the NEO signing an appropriate release of claims. None of the agreements include any tax gross-ups arising from any excise tax imposed by the Code on excess parachute payments. The benefits to be received are further described under “Potential Payments Upon Certain Termination Events or a Change of Control.”

Woodcock agreement. As disclosed in the Form 8-K filed on July 1, 2025, following his departure from the Company, Mr. Woodcock became eligible for severance compensation and benefits under the terms of his Severance Agreement dated March 1, 2017. Consistent with that agreement, the T&C Committee approved severance benefits generally aligned with those provided to other NEOs in the case of an involuntary termination by the Company without cause, and also authorized the early vesting of his $500,000 Cash Retention Award (originally scheduled to cliff vest on April 1, 2026) together with lump-sum cash payments for certain welfare and fringe benefits. Payment of these amounts was contingent upon his execution and non-revocation of a release of claims against the Company and his continued compliance with confidentiality, non-competition, non-solicitation, and non-disparagement covenants. A copy of the Letter Agreement was filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025.

Equity awards – Omnibus Plan

The treatment of Ingevity’s equity awards in the event of a change of control is governed by the award agreements and our Omnibus Plan. In particular, in the event of a change of control where the NEO receives a “replacement award,” there will be no accelerated vesting, exercisability, or payment of an outstanding award unless the NEO’s employment is terminated without Cause (as defined below), other than as a result of death or disability, or the NEO resigns for Good Reason (as defined below) within two years of the change of control event. In such cases, upon the second trigger, NEO holders of such awards will be entitled to accelerated vesting; awards will be exercisable and/or will be settled. If a NEO does not receive a replacement award or if an award is not otherwise assumed by the acquirer, then upon the occurrence of a change of control, all outstanding unvested awards will be fully vested (with the exception of PSUs, which will vest on a pro-rata basis as further described in the table below) and exercisable.

54      INGEVITY  |  2026 Proxy Statement

Compensation Discussion and Analysis

A summary of the treatment upon certain termination scenarios appears below.

Type of Award	Upon Involuntary Termination by the Company (other than Change of Control, for Cause, or for Poor Performance)	Termination by Executive due to Retirement (Absent Cause or Poor Performance)	Death or Disability	Change of Control with Qualified Termination, Assuming Replacement Awards are Issued	Change of Control, Assuming No Replacement Awards are Issued
Options	Vest on a pro rata basis beginning on or after the first anniversary of the Award Date. However, a retirement eligible person’s options would vest in full.	Immediately vest in full.
RSUs (3-year ratable vest and 3-year cliff vesting)	Vest on a pro rata basis beginning on or after the first anniversary of the Award Date.			Immediately vest in full.
PSUs	Vest on a pro rata basis beginning on or after the first anniversary of the Award Date, subject to actual performance as certified by the T&C Committee following the end of the performance period.			Immediately vest in full.	Vest on a pro rata basis, subject to actual performance through the date of the change of control, or based on target performance, if higher than actual performance.

Relevant definitions:

●	Retirement is defined as a termination by the grantee, not for Cause or certain other circumstances, upon the date that the grantee reaches Retirement Age. Commencing with awards granted in 2021, “Retirement Age” means on or after age 55 (with at least 20 years of service) or age 65 (with at least 5 years of service) for the participants who received non-grandfathered language. However, certain participants received grandfathered language in their 2021 awards whereby Retirement Age is defined as age 65 (or 55 with at least 20 years of service), which is the same definition in effect for awards issued prior to 2021. Both Mr. Woodcock and Ms. Hall have reached Retirement Age.
●	Cause is defined as: (a) the willful or gross neglect by the executive to perform his or her employment duties with the Company (or its affiliates) in any material respect; (b) a plea of guilty or nolo contendere to, or conviction for, the commission of a felony offense by the executive; (c) a material breach by the executive of a fiduciary duty owed to the Company (or its affiliates); (d) a material breach by the executive of any nondisclosure, non-solicitation or non-competition obligation owed to the Company (or its affiliates); (e) a clearly established, willful and material violation by the executive of the Company’s Code of Conduct; or (f) a willful and material act by the executive that represents a gross breach of trust that is inconsistent with the executive’s position of authority with the Company and is materially and demonstrably injurious to the Company, including through potential loss of reputation.
●	Good Reason (but only after a change of control during the requisite period) means: (a) a material diminution in the executive’s annual base salary; (b) a material diminution in the executive’s authority, duties, or responsibilities; (c) a material change in the geographic location at which the executive must perform services for the Company; or (d) any other action or inaction that constitutes a material breach by the Company of the award agreement.
●	Poor Performance is defined as the continuing failure by the executive to perform the executive’s duties in any material respect, as determined in the sole discretion of the Company, provided, however, that the executive shall be given notice and an opportunity effectuate a cure as determined by the Company in its sole discretion.
●	Qualified Termination means a termination of employment by the Company without Cause, other than as a result of death or disability, or a termination of employment by the executive for Good Reason.

INGEVITY  |  2026 Proxy Statement      55

Compensation Discussion and Analysis

Benefits to be received are further described under “Potential Payments Upon Certain Termination Events or a Change of Control.”

Retirement Savings Plan

The Company maintains the Ingevity Corporation Retirement Savings Plan (“RSP”). The RSP allows participants to make pay contributions on a pre-tax, Roth, and after-tax basis. The RSP provides for a Company match of up to 6% and an additional 3% automatic non-contributory Company contribution. Contributions and Company matches are 100% vested immediately, while any automatic non-contributory Company contribution is 100% vested after the first three years of employment.

Retirement Restoration Plan

The Company maintains a Retirement Restoration Plan that mirrors benefits provided under the WestRock Pension Plan, a qualified defined benefit plan sponsored and maintained by our former parent company, WestRock Company. The Retirement Restoration Plan is a non-qualified plan that was adopted by the Company to honor historical WestRock obligations under an Employee Matters Agreement between WestRock and the Company as part of the separation. Benefit amounts under the plan were frozen at the time of the separation. No additional employees may become participants under the plan and no current participants are accruing any additional benefits (other than what was in place and frozen at the time of separation). Messrs. Woodcock and Fisher are the only NEOs with a benefit under the plan. Mr. Woodcock ceased accruing a benefit under the plan as of his separation from the Company on July 1, 2025. He is expected to start receiving payments from the plan in February 2026.

Nonqualified Deferred Compensation Plan

The Company maintains the Ingevity Corporation Deferred Compensation Plan (the “DCP”). The purpose of the DCP is to attract and retain key employees by enabling participants to defer voluntarily the receipt of certain amounts, including compensation not otherwise eligible for deferral under the RSP, to provide matching contributions on certain deferrals, to restore lost defined contribution benefits due to Code limits, and to provide retirement and other benefits to participants through an individual account program. The DCP allows participants to defer up to 80% of their base compensation and 80% of their STIP. The restoration component of the DCP provides for a Company match of up to 6% and an additional 3% automatic non-contributory Company contribution.

Relocation and other benefits

We provide relocation assistance to employees, including our NEOs. Relocation benefits received by our NEOs during 2025 are reflected in “All Other Compensation” in the Summary Compensation Table and were paid pursuant to the Company’s broad-based relocation policy that covers all Company salaried employees.

We also provide limited other benefits to our executives, including our NEOs, to promote their security and well-being, thereby allowing them to focus on Company business. Other benefits paid to NEOs in 2025 include financial counseling and executive physicals. The value of the benefits is credited to the NEOs as imputed income. Other than with respect to relocation benefits, the Company does not provide any tax gross-ups.

In addition, NEOs participate in each of the benefit plans or arrangements that generally are made available to all U.S.-based salaried employees, including vacation benefits, medical and dental benefits, and life, accidental death and disability insurance.

Risk Analysis

At least annually, the T&C Committee reviews Ingevity’s executive and non-executive compensation programs to assess whether they encourage or create excessive risk-taking not in the best interest of the Company or its stockholders. The most recent assessment occurred in April 2025.

In conducting this assessment, the T&C Committee reviewed various components and design features of all of the Company’s executive and non-executive plans and programs as presented by management and the Compensation Consultant and analyzed them in the context of risk mitigation. Management and the Compensation Consultant presented their conclusions to the T&C Committee, which were that Ingevity’s compensation arrangements are not constructed or administered in a way that is likely to create risks that could materially and adversely affect the Company.

Among the factors considered in the assessment and reviewed by the T&C Committee were:

●	the balance of the Company’s overall program design, including the mix of cash and equity compensation;
●	the mix of fixed and variable compensation;
●	the balance of short-term and long-term objectives of our incentive compensation;

56      INGEVITY  |  2026 Proxy Statement

Compensation Discussion and Analysis

●	the performance metrics, performance targets, threshold performance requirements, and capped payouts related to our incentive compensation;
●	the Company’s share ownership guidelines, including share ownership levels, retention practices, and prohibitions on hedging and other derivative transactions related to Ingevity stock;
●	the T&C Committee’s ability to exercise discretion regarding the amount of the annual and long-term incentive awards;
●	the existence of a clawback policy; and
●	internal controls and oversight structures in place at the Company.

Based on its review, the T&C Committee’s deliberations, and such other matters as the T&C Committee deemed relevant, the T&C Committee believes Ingevity’s well-balanced mix of salary and short-term and long-term incentives, as well as the performance metrics that are included in the incentive programs, are appropriate and consistent with the Company’s risk management practices and overall strategies.

Tax and Accounting Considerations

The T&C Committee considers tax and accounting considerations in structuring our executive compensation program.

Section 162(m) of the Code generally disallows tax deductions for compensation paid by public companies to certain executive officers for compensation over $1 million in any year. Nonetheless, the T&C Committee believes that stockholder interests are best served if the T&C Committee’s discretion and flexibility in awarding compensation are not restricted, even though some compensation awards may result in non-deductible compensation expenses. Thus, the T&C Committee reserves the ability to approve compensation that is not deductible for income tax purposes, when the T&C Committee determines that such compensation is appropriate.

INGEVITY  |  2026 Proxy Statement      57

The T&C Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on this review and discussion, the T&C Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for fiscal 2025.

THE TALENT AND COMPENSATION COMMITTEE

Diane H. Gulyas, Chair

Jean S. Blackwell

Luis Fernandez-Moreno

Bruce D. Hoechner

Frederick J. Lynch

58      INGEVITY  |  2026 Proxy Statement

Summary Compensation Table

The table below includes the total compensation of our NEOs for the fiscal year ended December 31, 2025.

							Change in
							Pension Value
						Non-Equity	and Nonqualified
				Stock	Option	Incentive	Deferred Comp.	All Other
		Salary(1)	Bonus	Awards(2)	Awards(3)	Comp.(4)	Earnings	Comp.(6)	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)(5)	($)	($)
David H. Li(7)	2025	810,685		8,500,086	2,000,007	1,293,600		235,341	12,839,719
President & Chief Executive Officer
Mary Dean Hall	2025	527,734		1,058,822		325,100		81,487	1,993,143
EVP, Chief Financial Officer	2024	510,000		1,187,387		281,887		76,337	2,055,611
	2023	510,000		1,020,029		71,400		77,366	1,678,795
Richard A. White	2025	472,628		710,729		356,190		61,616	1,601,163
SVP & President, Performance Chemicals	2024	460,000		786,883		135,902		52,534	1,435,319
	2023	460,000		1,690,160		41,400		74,165	2,265,725
Ryan C. Fisher	2025	425,622		449,429		260,510	5,178	79,507	1,220,246
SVP, General Counsel & Corporate Secretary	2024	351,064		414,481		204,084		47,361	1,016,990
Terry Dyer	2025	418,301		441,046		230,920		100,660	1,190,927
SVP, Chief Human Resources Officer
Luis Fernandez-Moreno(7)	2025	789,041		135,017				141,428	1,065,486
Interim President & Chief Executive Officer	2024	739,131		1,135,076				161,235	2,035,442
S. Edward Woodcock(8)	2025	491,517		739,607			(52,783)	1,532,709	2,711,050
EVP & President, Performance Materials	2024	475,000		844,059		363,955		86,431	1,769,445
	2023	471,667		712,658		257,780	26,704	94,358	1,563,167
(1)	Amounts reported in this column represent salaries before contributions to the Company’s RSP and DCP.
(2)	2025 values represent the aggregate grant date fair value of the RSU and PSU grants awarded in 2025, and the 2025 DRSU award for Mr. Fernandez-Moreno, in each case, computed in accordance with FASB ASC Topic 718. The assumptions used in determining the grant date fair value of the RSUs, PSUs, and DRSUs are set forth in Note 11 to our audited consolidated financial statements for the year ended December 31, 2025, included in the Company’s Annual Report on Form 10-K filed with the SEC on February 26, 2026. For RSUs (including special awards) and DRSUs, the grant date fair value per share is equal to the closing price of Ingevity’s Common Stock on the NYSE on the grant date. For PSUs, the grant date fair value is reported assuming the target level of performance is achieved. For Mr. Li, amounts include sign-on awards of RSUs (“Sign-on RSUs”) and PSUs (“Sign-on PSUs”) with an aggregate grant date fair value of $3,000,040. The Sign-on RSUs vest ratably over four years on the anniversary of the grant date of April 7, 2025. The Sign-on PSUs have the same metrics and vesting terms as the pre-established metrics and terms set for the Company’s 2025 PSU LTIP awards (see Long-Term Incentive Plan and 2025 Awards above). If the maximum level of performance was achieved with respect to the annual PSUs granted in 2025 (excluding the Sign-on PSUs), the grant date fair value would be as follows for each NEO: Mr. Li - $5,500,078; Ms. Hall - $1,058,830; Mr. White - $710,750; Mr. Fisher - $449,424; Mr. Dyer - $441,047; Mr. Woodcock - $739,626. For Mr. Fernandez-Moreno, amounts include DRSUs with a grant date fair value of $135,017 granted to Mr. Fernandez-Moreno in his role as a non-employee director following the completion of his role as interim President and CEO of the Company.
(3)	Value represents the grant date fair market value of the sign-on award of stock options granted to Mr. Li in 2025 computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of this amount are included in Note 11 to our audited consolidated financial statements for the year ended December 31, 2025, included in the Company’s Annual Report on Form 10-K filed with the SEC on February 26, 2026. No options were awarded in 2025 to the other NEOs.

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Compensation Tables and Other Matters

(4)	2025 values represent cash payments made to NEOs under the STIP. See “Compensation Discussion and Analysis – Short-Term Incentive Plan and 2025 Awards” for additional information regarding the plan design, 2025 actual performance, and payouts authorized under the STIP.
(5)	The Company does not maintain a qualified defined benefit pension plan for any of our salaried employees, including our NEOs. However, the Company maintains a Retirement Restoration Plan that mirrors benefits provided under a qualified defined benefit plan sponsored and maintained by our former parent company, WestRock. See Pension Benefits Table - 2025 below. The present value of accumulated benefits is based on benefits payable at age 65 using a discount rate of 3.10 percent and mortality based on the ‘‘Pri-2012 Private Retirement Plans White Collar Mortality Table. While this amount appears as a lump sum, the normal form of payment is an annuity. These amounts are ‘‘pension accounting values’’ and were not realized by Mr. Woodcock or Mr. Fisher during 2025, however Mr. Woodcock is expected to start receiving annuity payments in February 2026 based on his separation from the Company on July 1, 2025. No above market or preferential earnings are provided to any NEO on non-qualified deferred compensation.
(6)	Amounts shown in the “All Other Compensation” column for 2025 are derived as follows:

	David H.	Mary Dean	Richard A.	Ryan C.	Terry	Luis	S. Edward
	Li	Hall	White	Fisher	Dyer	Fernandez -Moreno	Woodcock
	($)	($)	($)	($)	($)	($)	($)
Financial Planning/Counseling(a)	—	17,025	17,025	17,025	—	—	9,931
RSP Contributions(b)	27,000	17,511	24,058	31,500	20,987	31,500	31,500
DCP Contributions(c)	13,750	40,643	17,383	25,178	18,825	13,364	15,896
Life Insurance Premiums	2,117	1,350	1,217	1,058	1,058	941	629
Executive Long-Term Disability(d)	1,469	1,958	1,933	1,746	1,714	653	979
Relocation Expenses(e)	191,005	—	—	—	55,076	16,221	—
Executive Physical	—	3,000	—	3,000	3,000	—	—
Director Fees(f)						78,750
Payments upon separation from the Company(g)							1,473,774
TOTAL OTHER COMPENSATION	235,341	81,487	61,616	79,507	100,660	141,428	1,532,709
(a)	Company provided financial planning including service fees and travel expenses.
(b)	Annual matching and non-contributory contributions by the Company to the RSP.
(c)	Annual matching and non-contributory contributions by the Company to the DCP.
(d)	Annual long-term disability premium paid by the Company.
(e)	Includes a tax gross-up of $59,977 for Mr. Li; $18,742 for Mr. Dyer; and $7,421 for Mr. Fernandez-Moreno. Mr. Li’s relocation expense of $131,028 (pre-tax gross up) includes $35,434 in legal fees related to Mr. Li’s relocation and related employment arrangements, which are outside of the annual $100,000 cap on his relocation fees.
(f)	Non-employee director fees received by Mr. Fernandez-Moreno following the termination of his role as interim President and CEO consisting of the $67,500 cash retainer and $11,250 cash fees for service as chair of the Nominating & Governance Committee.
(g)	As part of his severance compensation, Mr. Woodcock received a cash severance payment of $813,533, a pro-rated STIP payment at target of $160,241, and payment of his cash retention award of $500,000.
(7)	Mr. Fernandez-Moreno served as interim President & CEO from October 2, 2024 until April 7, 2025, upon Mr. Li’s appointment as the Company’s President and CEO. See the “2025 Leadership Transitions” section of this CD&A for more information.
(8)	Mr. Woodcock departed the Company on July 1, 2025. See the “2025 Leadership Transitions” section of this CD&A for more information.

60      INGEVITY  |  2026 Proxy Statement

Compensation Tables and Other Matters

Grants of Plan-Based Awards in 2025

The following table reports plan-based awards granted to the NEOs during fiscal 2025. The material terms of our short- and long-term incentive compensation awards are described in “Compensation Discussion and Analysis — 2025 Executive Compensation in Detail.”

									All Other	All Other
									Stock	Option		Grant Date
									Awards:	Awards:	Exercise	Fair Market
			Estimated Future Payouts			Estimated Future Payouts			Number of	Number of	Or Base	Value of
	T&C		Under Non-Equity Incentive			Under Equity Incentive			Shares of	Securities	Price of	Stock and
	Committee		Plan Awards(1)			Plan Awards(2)			Stock or	Underlying	Option	Option
	Approval	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units(3)	Options(4)	Awards(5)	Awards(6)
Name	Date	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	($)
David H. Li
STIP			330,000	1,320,000	2,640,000
PSUs	3/6/2025	4/7/2025				37,426	149,703	299,406				4,750,076
RSUs	3/6/2025	4/7/2025							118,185			3,750,010
Options	3/6/2025	4/7/2025								123,229	31.73	2,000,007
Mary Dean Hall
STIP			92,359	369,436	738,871
PSUs	2/10/2025	4/7/2025				4,171	16,685	33,370				529,415
RSUs	2/10/2025	2/28/2025							11,108			529,407
Options
Richard A. White
STIP			70,898	283,590	567,180
PSUs	2/10/2025	4/7/2025				2,800	11,200	22,400				355,376
RSUs	2/10/2025	2/28/2025							7,456			355,353
Options
Ryan C. Fisher
STIP			63,850	255,400	510,800
PSUs	2/10/2025	4/7/2025				1,771	7,082	14,164				224,712
RSUs	2/10/2025	2/28/2025							4,715			224,717
Options
Terry Dyer
STIP			62,750	251,000	502,000
PSUs	2/10/2025	4/7/2025				1,738	6,950	13,900				220,524
RSUs	2/10/2025	2/28/2025							4,627			220,523
Options
Luis Fernandez-Moreno
STIP
PSUs
RSUs
Options
DRSUs(3)	n/a	5/1/2025							4,057			135,017
S. Edward Woodcock(7)
STIP			79,872	319,486	638,972
PSUs	2/10/2025	4/7/2025				2,914	11,655	23,310				369,813
RSUs	2/10/2025	2/28/2025							7,759			369,794
Options
(1)	Columns reflect threshold, target, and maximum amounts potentially payable under the STIP if certain performance criteria are satisfied during the 2025 fiscal year, subject to continued employment with the Company. See “Compensation Discussion and Analysis – Short-Term Incentive Plan and 2025 Awards” for additional detail regarding the performance targets and amounts that were actually earned for 2025 performance.
(2)	Columns reflect threshold, target, and maximum number of shares that may be earned for 2025 PSUs awarded under the LTIP if certain performance goals are satisfied as of the applicable performance period, subject to continued employment with the Company. PSUs reported represent the aggregate amount of PSUs granted on the grant date for both performance metrics and, for Mr. Li, include his Sign-on PSUs. See “Compensation Discussion and Analysis – Long-Term Incentive Plan and 2025 Awards” regarding the performance periods, performance targets, and amounts that may be earned.
(3)	RSU awards to our executives generally vest ratably in one-third increments over a three-year period from the grant date. Mr. Li’s RSUs represent the aggregate amount of RSUs granted to him on the grant date, including annual RSUs and Sign-on RSUs. Mr. Li’s Sign-on RSUs, which represent 31,516 RSUs out of the total reported for Mr. Li in the table above, vest ratably in one-fourth increments over a four-year period from the grant date. DRSUs granted to Mr. Fernandez-Moreno as annual compensation for serving as a non-employee director as of the grant date will vest on the one-year anniversary of the grant date.
(4)	Mr. Li’s options vest ratably over four years on the anniversary date of the grant, subject to continued employment with the Company.
(5)	Represents the closing price of the Common Stock of the Company on the grant date of the options.
(6)	Represents the grant date fair value of equity awards (PSUs, RSUs, and Options) computed in accordance with FASB ASC Topic 718. The value of the PSUs is calculated at target.
(7)	Mr. Woodcock departed the Company on July 1, 2025. As a result, he received a pro-rated STIP payment for 20225 and forfeited his 2025 equity grants. See “2025 Leadership Transitions” section of the Compensation Discussion and Analysis for more information.

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Compensation Tables and Other Matters

Outstanding Equity Awards at 2025 Fiscal Year End

The table below shows the equity awards that have been awarded by the Company to our NEOs and which remained outstanding as of December 31, 2025. Market and payout values are based on $59.18, the closing price of the Company’s Common Stock on December 31, 2025.

		Option Awards(1)					Stock Awards
										Equity
									Equity	Incentive
									Incentive	Plan
									Plan	Awards:
				Equity					Awards:	Market or
				Incentive					Number of	Payout
				Plan Awards:				Market	Unearned	Value of
		Number of	Number of	Number of			Number of	Value of	Shares,	Unearned
		Securities	Securities	Securities			Shares or	Shares or	Units or	Shares Units
		Underlying	Underlying	Underlying			Units of	Units of	Other	or Other
		Unexercised	Unexercised	Unexercised	Option		Stock that	Stock That	Rights that	Rights that
		Options	Options	Unearned	Exercise	Option	Have Not	Have Not	Have Not	Have Not
		Exercisable(1)	Unexercisable	Options	Price	Expiration	Vested(2)	Vested	Vested(3)	Vested
	Grant	(#)	(#)	(#)	($)	Date	(#)	($)	(#)	($)
Name (a)	Date	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
David H. Li	04/07/2025		123,229		31.73	4/7/2035	118,185	6,994,188	149,703	8,859,424
Mary Dean Hall	04/19/2021	2,519			73.21	04/19/2031
	02/28/2022	7,315			68.23	02/28/2032
	02/28/2023						1,647	97,469	7,413	438,701
	02/28/2024						8,472	501,373	13,519	800,054
	02/28/2025						11,108	657,371
	04/07/2025								16,685	987,418
Richard A. White	02/28/2020	819			45.04	02/28/2030
	02/26/2021	1,366			69.48	02/28/2031
	02/28/2022	3,407			68.23	02/28/2032
	02/28/2023						1,115	65,986	5,015	296,788
	02/28/2024						5,490	324,898	9,146	541,260
	02/28/2025						7,456	441,246
	04/07/2025								11,200	662,816

62      INGEVITY  |  2026 Proxy Statement

Compensation Tables and Other Matters

		Option Awards(1)					Stock Awards
										Equity
										Incentive
										Plan
									Equity	Awards:
									Incentive	Market or
				Equity					Plan	Payout
				Incentive					Awards:	Value of
				Plan					Number of Unearned	Unearned
				Awards:				Market	Shares,	Shares
		Number of	Number of	Number of			Number of	Value of	Units or	Units or
		Securities	Securities	Securities			Shares or	Shares	Other	Other
		Underlying	Underlying	Underlying			Units of	or Units	Rights	Rights
		Unexercised	Unexercised	Unexercised	Option		Stock that	of Stock	that Have	that Have
		Options	Options	Unearned	Exercise	Option	Have Not	That Have Not	Not	Not
		Exercisable(1)	Unexercisable	Options	Price	Expiration	Vested(2)	Vested	Vested(3)	Vested
	Grant	(#)	(#)	(#)	($)	Date	(#)	($)	(#)	($)
Name (a)	Date	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Ryan C. Fisher	02/28/2018	1,079			74.91	02/28/2028
	02/28/2019	667			115.22	02/28/2029
	02/28/2020	1,716			45.04	02/28/2030
	02/26/2021	1,171			69.48	02/26/2031
	02/28/2022	1,408			68.23	02/28/2032
	02/28/2023						400	23,672	800	47,344
	02/28/2024						1,891	111,909	1,458	86,284
	03/25/2024						1,418	83,917
	07/05/2024						775	45,865	1,744	103,210
	02/28/2025						4,715	279,034
	04/07/2025								7,082	419,113
Terry Dyer	02/28/2025						4,627	273,826
	04/07/2025								6,950	411,301
Luis Fernandez- Moreno	05/01/2025						4,057	240,093
S. Edward Woodcock(4)	02/27/2017	2,897			53.11	02/27/2027
	02/28/2018	3,235			74.91	02/28/2028
	02/28/2019	2,556			115.22	02/28/2029
	02/28/2020	8,369			45.04	02/28/2030
	02/26/2021	4,144			69.48	02/26/2031
	02/28/2022	5,070			68.23	02/28/2032
	02/28/2023								4,029	238,436
	02/28/2024								4,198	248,438
(1)	Options granted since 2019 generally vest ratably in one-third increments over a three-year period on each anniversary of the grant date. Options granted prior to 2019 vested in full on the third anniversary of the grant date. Mr. Li’s options vest ratably over a four-year period on each anniversary of the grant date.
(2)	The RSU awards reported in column (g) generally vest ratably in one-third increments over a three-year period tied to the grant date. However, the following RSU awards have alternative vesting schedules: (i) 31,516 RSUs from Mr. Li’s April 7, 2025 RSU grant vest ratably over a four year period on each anniversary of the grant date; (ii) Mr. Fernandez-Moreno’s May 1, 2025 grant is a DRSU award that will vest on the one-year anniversary of the grant date.
(3)	Column (i) includes (x) PSU awards granted on February 28, 2023, which will vest as determined by the T&C Committee based on the Company’s attainment of pre-established financial metrics relating to Average ROIC and Cumulative EPS for the performance period beginning January 1, 2023 through December 31, 2025, (y) PSU awards granted on February 28, 2024, which will vest as determined by the T&C Committee based on the Company’s attainment of pre-established financial metrics relating to Adjusted ROIC and LTIP Adjusted EPS for the performance period beginning January 1, 2024 through December 31, 2024, after application of the rTSR modifier for the performance period beginning January 1, 2024 through December 31, 2026, and (z) PSU awards granted on April 7, 2025, which will vest as determined by the T&C Committee based on the Company’s attainment of pre-established financial metrics relating to (1) Cumulative Adjusted Constant Currency EBITDA for the performance period beginning January 1, 2025 through December 31, 2027 and (2) rTSR for the performance period beginning April 7, 2025 through December 31, 2027.

The number of PSU shares for the awards granted in 2023, 2024, and 2025 are shown at target based on interim performance through the end of fiscal 2025. Cumulative EPS, LTIP Adjusted EPS, Average ROIC, Adjusted ROIC, and Cumulative Adjusted Constant Currency EBITDA are non-GAAP financial measures. Please see Appendix A for definitions and reconciliations of these non-GAAP financial measures, as applicable.

(4)	Mr. Woodcock left the Company on July 1, 2025, and, as a result, any vested options shall be forfeited if not exercised by the two-year anniversary of Mr. Woodcock’s departure.

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Compensation Tables and Other Matters

Option Exercises and Stock Vested During Fiscal 2025

This table shows the stock options that were exercised by, and the PSUs and RSUs that vested for, each of our NEOs during 2025.

			Option Awards			Stock Awards
						Number of
				Number of		Shares	Value
				Shares		Acquired	Realized
			Exercise or	Acquired on	Value Realized	on	Upon
			Vest Date,	Exercise	Upon Exercise(1)	Vesting(2)	Vesting(3)
Name	Award	Grant Date	As Applicable	(#)	($)	(#)	($)
David H. Li
Mary Dean Hall	PSU	02/28/2022	02/19/2025			1,675	80,836
	RSU	02/28/2022	02/28/2025			997	47,517
	RSU	02/28/2023	02/28/2025			1,647	78,496
	RSU	02/28/2024	02/28/2025			3,005	143,218
	RSU	02/28/2024	02/28/2025			1,233	58,765
Richard A. White	PSU	02/28/2022	02/19/2025			780	37,643
	RSU	02/28/2022	02/28/2025			464	22,114
	RSU	02/28/2023	02/28/2025			1,114	53,093
	RSU	02/28/2024	02/28/2025			2,033	96,893
	RSU	02/28/2024	02/28/2025			713	33,982
Ryan C. Fisher	PSU	02/28/2022	02/19/2025			323	15,588
	RSU	02/28/2022	02/28/2025			192	9,151
	RSU	02/28/2023	02/28/2025			399	19,016
	RSU	02/28/2024	02/28/2025			729	34,744
	RSU	02/28/2024	02/28/2025			217	10,342
	RSU	03/25/2024	03/25/2025			710	30,580
	RSU	07/05/2024	07/05/2025			388	17,592
Terry Dyer
Luis Fernandez-Moreno	DRSU	04/24/2024	04/24/2025			2,800	91,980
	RSU	10/02/2024	10/02/2025			15,573	876,916
S. Edward Woodcock(4)	PSU	02/28/2022	02/19/2025			1,161	56,030
	RSU	02/28/2022	02/28/2025			691	32,933
	RSU	02/28/2023	02/28/2025			1,151	54,857
	RSU	02/28/2024	02/28/2025			2,099	100,038
	RSU	02/28/2024	02/28/2025			969	46,183
	RSU	02/28/2023	07/01/2025			384	17,050
	RSU	02/28/2024	07/01/2025			700	31,080
	RSU	02/28/2024	07/01/2025			323	14,341
(1)	The value realized on exercise of an Option equals the number of shares for which the Option was exercised multiplied by the excess of the closing market price of our Common Stock on the exercise date over the exercise price per share.
(2)	Amounts reflect the number of shares relating to RSUs or DRSUs that vested on the applicable vesting date prior to withholding of any shares to satisfy taxes for each of the NEOs affected.
(3)	Column represents the value of the awards using the closing price of Common Stock on the date of settlement (or vesting, as applicable).
(4)	Mr. Woodcock’s RSU awards that vested on July 1, 2025 represent accelerated vesting of those shares as a result of the termination of his employment. See Severance and Change of Control Agreements in the CD&A for more information on the severance payments received by Mr. Woodcock.

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Compensation Tables and Other Matters

Pension Benefits Table – 2025

The following table provides information with respect to the Company’s non-qualified defined benefit plan (which we refer to as the “Retirement Restoration Plan”). The Company maintains the Retirement Restoration Plan, a non-qualified plan that mirrors benefits provided under a qualified defined benefit pension plan sponsored and maintained by our former parent, WestRock (the ”WestRock Pension Plan”). The Retirement Restoration Plan was adopted by the Company to honor obligations under the Employee Matters Agreement between the Company and WestRock to pay certain assumed historic liabilities transferred as a result of the separation of WestRock and the Company.

Mr. Woodcock and Mr. Fisher are the only NEOs who have a benefit under the Retirement Restoration Plan. None of our other NEOs currently accrues a benefit under this plan with respect to service with the Company. Mr. Woodcock ceased accruing a benefit under plan as of his separation from the Company on July 1, 2025. He is expected to start receiving payments from the plan in February 2026.

Payments
		Number of		During
		Years	Present Value	Last
		Credited	of Accumulated	Fiscal
		Service	Benefit(1)	Year
Name	Plan Name	(#)	($)	($)
S. Edward Woodcock	Retirement Restoration Plan	27.83	278,283	—
Ryan C. Fisher	Retirement Restoration Plan	9.75	41,966	—
(1)	The accumulated benefits included in this column were computed through December 31, 2025, using the assumptions stated in Note 14 to the Company’s audited consolidated financial statements for the year ended December 31, 2025, included in the Company’s Annual Report on Form 10-K filed with the SEC on February 26, 2026.

Understanding our pension benefits table

The WestRock Pension Plan (now frozen) provides an unreduced benefit payable at age 65 (or 62, if the employee has 20 years of service). The retirement benefit payable is equal to 1.6% of final average earnings (or pay) times years of benefit service (up to a maximum of 40 years), minus an employee’s primary social security benefit multiplied by 1.25% times years of benefit service (up to a maximum of 40 years of service). The formula is illustrated below:

[1.6% x Years of Benefit x Final Average Pay] Service (up to 40)

Less

[1.25% x Years of Benefit x Primary Social Security Benefit] Service (up to 40)

The Retirement Restoration Plan mirrors benefits provided under the WestRock Pension Plan following the same formula but recognizing compensation in excess of Code limits. Messrs Woodcock and Fisher, while participants in this plan, no longer accrue any benefit under this plan. Benefits are payable in annuity form only, and a lump sum is not available. The underlying plan, the WestRock Pension Plan, to which our Retirement Restoration Plan relates, was frozen on December 31, 2015. Accordingly, the values above represent a historic liability accrued under the WestRock Pension Plan with respect to service performed for WestRock, not Ingevity.

Non-Qualified Deferred Compensation at 2025 Fiscal Year End

The Company maintains a non-qualified deferred compensation plan that permits executives to defer up to 80% of their base salary and 80% of their short-term incentive compensation. The plan also operates as an excess benefit plan enabling employees to defer salary, Company matching, and other non-contributing contributions in excess of Code limits that apply to the RSP. The DCP provides for a Company match of up to 6% and an additional 3% automatic non-contributory Company contribution.

There is no guaranteed investment return with respect to any of these funds. The funds mirror those options available to all employees who participate in the Company’s broad-based qualified RSP including two additional funds. The Company adopted the use of a Rabbi Trust, which is funded through the purchase of Company-owned life insurance.

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Compensation Tables and Other Matters

The table below includes information on each of our NEO’s non-qualified deferred compensation plan accounts for 2025.

		Registrant		Aggregate	Aggregate Balance
	Executive Contributions in	Contributions in	Aggregate Earnings	Withdrawals/	at Last Fiscal
	Last Fiscal Year(1)	Last Fiscal Year(2)	in Last Fiscal Year	Distributions	Year-End(3)
	($)	($)	($)	($)	($)
David H. Li	—	13,750	91	—	13,841
Mary Dean Hall	78,946	40,643	126,395	—	926,835
Richard A. White	68,221	17,383	35,036	—	441,529
Ryan C. Fisher	33,570	25,178	68,558	—	550,840
Terry Dyer	209,167	18,825	16,860	—	244,852
Luis Fernandez-Moreno	—	13,364	158	—	—
S. Edward Woodcock	47,984	15,896	440,775	—	3,109,805
(1)	Amounts for each NEO represent contributions made by such NEO during 2025 and is reported as 2025 compensation under “Salary” in the Summary Compensation Table.
(2)	Amounts represent Company contributions during 2025 that exceeded the qualified plan contribution and compensation limits applicable to matching, nonelective, and transition contributions that would otherwise have been made to the RSP, but for the limits applicable to the RSP. These amounts are reported as “All Other Compensation” in the Summary Compensation Table.
(3)	Represents the balance of each participating NEO’s account under the DCP as of December 31, 2025. For each NEO, the portion of the aggregate balance at 2025 fiscal year end that was reported in the Summary Compensation Table for prior fiscal years is as follows: Mr. Li $0, Ms. Hall $680,851, Mr. White $320,889, Mr. Fisher $42,128, Mr. Dyer $0, Mr. Fernandez-Moreno $0, and Mr. Woodcock $2,605,180.

Potential Payments Upon Certain Termination Events or a Change of Control

Please refer to “Compensation Discussion & Analysis – Other Compensation and Benefits – Severance and change of control agreements” for a discussion of the benefits payable to our NEOs upon certain termination events and the definition of certain capitalized terms below.

The table below shows the benefits that would be payable to each of our NEOs (other than Mr. Fernandez-Moreno) if he or she had experienced the termination or change of control events indicated below on December 31, 2025. For Mr. Woodcock, the table below shows the actual amounts he was paid as of his termination date of July 1, 2025. Mr. Fernandez-Moreno is excluded from the table because, as Interim President & CEO, he was ineligible for severance payments. The table below does not include amounts under the RSP or DCP, accrued but unused vacation, disability benefits, or other benefits payable to the Company’s full-time U.S. employees. Actual amounts to be received on a termination event will vary based upon the closing price of the Company’s Common Stock on the date of termination, applicable proration requirements, and performance achievement for certain incentive awards. Further, the amounts below do not give any impact to the payment timing or other requirements under Section 409A of the Code, as amended. Other than as described below, no NEOs would receive any payments in the event they were terminated for “cause” or left voluntarily.

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Compensation Tables and Other Matters

	Involuntary Termination	Voluntary Termination		Change of Control with
	by Company other than for	by Executive; Termination	Termination	Qualified Termination	Change of
	Cause (or Poor Performance)	Due to Retirement	Due to	(Assuming	Control with
	and Absent a	(Absent Cause or	Death or	Replacement	No Replacement
	Change of Control	Poor Performance)	Disability	Awards Issued)(1)	Awards Issued(1)
	($)	($)	($)	($)	($)
David H. Li(9)
Cash Severance(2)	4,840,000	—	—	7,260,000	—
Target STIP(3)	1,320,000	—	—	1,320,000	—
Options(4), (5)	3,194,712	—	—	3,194,712	—
RSUs(4), (5)	1,554,264	—	1,554,264	6,994,188	6,994,188
PSUs(4), (5)	1,512,838	—	1,512,838	8,859,424	1,512,838
Health Benefits(6)	—	—	—	—	—
Outplacement Services(7)	40,000	—	—	40,000	—
TOTAL COMPENSATION	12,461,814	—	3,067,102	27,668,324	8,507,026
Mary Dean Hall(8)
Cash Severance(2)	899,946	—	—	1,799,892	—
Cash Retention(9)	900,000	—	750,000	900,000	900,000
Target STIP(3)	370,566	—	—	370,566	—
Options(4), (5)	—	—	—	—	—
RSUs(4), (5)	581,052	581,052	581,052	1,256,214	1,256,214
PSUs(4), (5)	1,122,677	1,122,677	1,122,677	2,226,174	1,122,677
Health Benefits(6)	6,706	—	—	13,412	—
Outplacement Services(7)	40,000	—	—	40,000	—
TOTAL COMPENSATION	3,920,947	1,703,729	2,453,729	6,606,258	3,278,891
Richard A. White
Cash Severance(2)	758,080	—	—	1,516,160	—
Cash Retention(9)	350,000		291,667	350,000	350,000
Target STIP(3)	284,280	—	—	284,280	—
Options(4), (5)	—	—	—	—	—
RSUs(4), (5)	383,437	—	383,437	832,130	832,130
PSUs(4), (5)	758,362	—	758,362	1,500,864	758,362
Health Benefits(6)	14,879	—	—	29,757	—
Outplacement Services(7)	40,000	—	—	40,000	—
TOTAL COMPENSATION	2,589,038	—	1,433,466	4,553,191	1,940,492

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Compensation Tables and Other Matters

	Involuntary Termination	Voluntary Termination		Change of Control with
	by Company other than for	by Executive; Termination	Termination	Qualified Termination	Change of
	Cause (or Poor Performance)	Due to Retirement	Due to	(Assuming	Control with
	and Absent a	(Absent Cause or	Death or	Replacement	No Replacement
	Change of Control	Poor Performance)	Disability	Awards Issued)(1)	Awards Issued(1)
	($)	($)	($)	($)	($)
Ryan C. Fisher
Cash Severance(2)	684,800	—	—	1,369,600
Cash Retention(9)	400,000	—	333,333	400,000	400,000
Target STIP(3)	256,800	—	—	256,800
Options(4), (5)	—	—	—	—
RSUs(4), (5)	238,865	—	238,865	544,397	544,397
PSUs(4), (5)	239,317	—	239,317	655,951	239,317
Health Benefits(6)	22,213	—	—	44,425
Outplacement Services(7)	40,000	—	—	40,000
TOTAL COMPENSATION	1,881,995	—	811,515	3,311,173	1,183,714
Terry Dyer
Cash Severance(2)	672,000	—	—	1,344,000
Cash Retention(9)	400,000	—	333,333	400,000	400,000
Target STIP(3)	252,000	—	—	252,000
Options(4), (5)	—	—	—	—
RSUs(4), (5)	76,063	—	76,063	273,826	273,826
PSUs(4), (5)	91,400	—	91,400	411,301	91,400
Health Benefits(6)	19,717	—	—	39,434
Outplacement Services(7)	40,000	—	—	40,000
TOTAL COMPENSATION	1,551,180	—	500,796	2,760,561	765,226
S. Edward Woodcock
Cash Severance(2)	813,533	—	—	—	—
Cash Retention(9)	500,000	—	—	—	—
Target STIP(3)	160,241	—	—	—	—
Options(4), (5)	—	—	—	—	—
RSUs(4), (5)	62,471	—	—	—	—
PSUs(4), (5)	365,279	—	—	—	—
Health Benefits(6)	28,388	—	—	—	—
Outplacement Services(7)	40,000	—	—	—	—
TOTAL COMPENSATION	1,969,912	—	—	—	—
(1)	Under the “change of control with qualified termination (assuming replacement awards issued)” column, reflects payout upon a change of control and either a termination by the Company, other than for Cause, or a termination by the executive for Good Reason, in each case within the two-year period following such change of control, under the terms of the Severance and Change of Control agreements and applicable omnibus plans. Under the “change of control with no replacement awards issued” column, reflects payout upon a change of control with no replacement awards on July 1, 2025 for Mr. Woodcock and on December 31, 2025 for all other NEOs, in each case, under the terms of the applicable omnibus plans.
(2)	With respect to an involuntary termination of employment by the Company, other than for Cause, absent a change of control, the Severance and Change of Control agreements provide for the payment of cash severance in the amount of two times the sum of the executive’s base salary and target STIP for Mr. Li, and one times the sum of the executive’s base salary and target STIP for all other NEOs other than Mr. Fernandez-Moreno. With respect to an involuntary termination of employment by the Company, other than for Cause, or a Good Reason termination by the executive, in each case within the two-year period following a change of control, the Severance and Change of Control agreements provide for the payment of cash severance in the amount of three times the sum of the executive’s base salary and target STIP for Mr. Li and two times the sum of the executive’s base salary and target STIP for all other NEOs other than Mr. Fernandez-Moreno.
(3)	Represents the value of STIP (assuming target performance levels) payable upon termination under the Severance and Change of Control agreements. Actual payout for 2025 was at 98% of target for Mr. Li, 88% of target for Ms. Hall, 125.6% of target for Mr. White, 102% of target for Mr. Fisher, and 92% of target for Mr. Dyer. Because this table depicts a termination on December 31, 2025 for all NEOs other than Mr. Woodcock, the amounts are not prorated. In the event an NEO departed the Company prior to the last day of the year, the amounts would be prorated, as was the case for Mr. Woodcock.
(4)	The treatment of Options, RSUs, and PSUs on the termination events is set forth under “Compensation Discussion and Analysis – Other Compensation and Benefits – Severance and Change of Control Agreements – Equity Awards – Omnibus Plan.”
(5)	RSU amounts shown are the sum of the amount of the award vesting multiplied by a stock price of (i) $44.40 for Mr. Woodcock, which was the closing price of the Company’s Common Stock on July 1, 2025, and (ii) $59.18 for all other NEOs, which was the closing price of the Company’s Common Stock on December 31, 2025. PSU amounts shown are the sum of the amount of the award vesting multiplied by (i) $44.40 for Mr. Woodcock, which was the closing price of the Company’s Common Stock on July 1, 2025, and (ii) $59.18, which was the closing price of the Company’s Common Stock on December 31, 2025, multiplied by the expected performance outcome, which is target performance for PSU awards granted on February 28, 2023, February 28, 2024, February 28, 2025, and April 7, 2025. For Mr. Li, option amounts shown are the sum of the amount of the award vesting multiplied by the per-option intrinsic value (the closing price of the Company’s Common Stock on December 31, 2025, $59.18, less the applicable exercise price). For all other NEOs, no outstanding options held by such NEOs have any intrinsic value as they are underwater. For this reason, no amount has been reported in the table for such NEOs for each triggering event. The number of underwater options held by each NEO at December 31, 2025 is as follows:

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Compensation Tables and Other Matters

Ms. Hall (2,438); Mr. White (1,136); Mr. Fisher (469); and Mr. Woodcock (1,690). Neither Mr. Dyer nor Mr. Fernandez-Moreno received a grant of stock options.
(6)	With respect to an involuntary termination of employment by the Company, other than for Cause, absent a change of control, the Severance and Change of Control agreements provide for the payment of the cost of two-years of health coverage for Mr. Li, and one year of health coverage for all other NEOs. With respect to an involuntary termination of employment by the Company, other than for Cause, or a Good Reason termination by the executive, within the two year period following a change of control, the Severance and Change of Control agreements provide for the payment of the cost of three years of health coverage for Mr. Li, and two years of health coverage for all other NEOs.
(7)	This represents the value of twelve months of outplacement services ($25,000), a benefit that is also provided for under the terms of the Severance and Change of Control agreements, as well as one year of financial counseling ($15,000).
(8)	Ms. Hall is entitled to benefits upon retirement.
(9)	Under the Cash Retention Award Agreements, applicable NEOs will vest in 100% of their cash awards upon an involuntary termination other than for cause or in the event of a change of control resulting in a termination of employment within two years of the change of control. In the event of a death or disability absent a change of control, the applicable NEOs will receive a pro-rata portion of the Cash Retention Award based on the number of months served through the date of the death or disability. Applicable NEOs will receive no portion of the Cash Retention Award in the event of a voluntary termination by the NEO absent cause, including in the event of a voluntary termination due to retirement. Neither Mr. Li nor Mr. Fernandez-Moreno received a Cash Retention Award. For additional information, see the Form of Service-Based Cash Award under the Ingevity Corporation 2016 Omnibus Incentive Plan—2025 Executive Team filed as Exhibit 10.78 to the Company’s Annual Report on Form 10-K filed with the SEC on February 19, 2025.

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Compensation Tables and Other Matters

CEO Pay Ratio—2025

In accordance with SEC rules, we are providing the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of the Company’s median employee. We had two CEOs during fiscal year 2025, Mr. Fernandez-Moreno and Mr. Li. SEC rules permit us to either (i) calculate and combine the compensation provided to each CEO for service as CEO in fiscal year 2025; or (ii) annualize the compensation of the CEO serving on the date selected to identify the median employee. We have elected to use option (ii) and have calculated the annualized compensation for full fiscal year 2025 of Mr. Li, the CEO serving for nine months during 2025. The ratio is a reasonable estimate calculated in a manner consistent with SEC rules and the methodology described below.

As permitted by SEC rules, we are using the same “median employee” identified for the 2024 pay ratio in our 2025 pay ratio calculation, as we believe that there has been no change in our employee population or employee compensation arrangements that we believe would result in a significant change to our pay ratio disclosure for 2025. The process that we used to determine our median employee for 2024 compensation is summarized below.

The following pay elements were included in determining the annual total cash compensation for each employee.

●	Salary, base wages and/or overtime received (as applicable)
●	Annual incentive payments received for performance in the 2024 year, as applicable
●	Other cash payments (including payments related to shift differential, holiday, or vacation)

Our calculation included all full-time, part-time and temporary employees of the Company and its subsidiaries (except the CEO) as of December 31, 2024. Our total U.S. and Non-U.S. employee population was 1,610 as of December 31, 2024.

We applied a foreign currency exchange rate as of December 31, 2024 to all compensation elements paid in currencies other than U.S. Dollars.

After calculating the annual total cash compensation described above for each employee, we removed the CEO from the listing and found the employee with the median total cash compensation. Once this individual was determined we calculated that employee’s annual total compensation in the same manner as the “Total Compensation” shown for the CEO in the “Summary Compensation Table.”

The same process described above was followed to determine the median employee’s 2025 compensation for purposes of calculating the pay ratio for 2025.

Mr. Li’s reported compensation in the “Summary Compensation Table” is $12,839,719. Per the SEC rules, and after annualizing his cash compensation, his total compensation for the purposes of the CEO pay ratio is $13,159,478, and for the median employee is $103,418. The resulting ratio of Mr. Li’s total annualized compensation to the median employee for 2025 is 127:1.

We believe this pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K, the applicable SEC regulation, based on our payroll and employment records and the methodology described above.

Given the varying methodologies used to determine pay ratio estimates, the Company’s pay ratio reported above should not be used as a basis for comparison with other companies.

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Compensation Tables and Other Matters

Pay Versus Performance

The table below includes the compensation of our NEOs and company performance metrics for fiscal years ended December 31, 2025, 2024, 2023, 2022, and 2021.

							Value of Initial Fixed
					Average	Average	$100 Investment
	Summary	Summary			Summary	Compensation	Based on:
	Compensation	Compensation	Compensation	Compensation	Compensation	Actually Paid	Total	Peer Group
	Table Total for	Table Total for	Actually Paid	Actually Paid	Table Total for	to Non-PEO	Shareholder	Shareholder	Net	Diluted
Year	First PEO(1)	Second PEO(1)	to First PEO	to Second PEO	Non-PEO NEOs	NEOs	Return	Return(2)	Income(3)	EPS
2025	12,839,719	1,065,486	24,509,304	1,595,756	1,513,190	2,187,869	78	90	(167.1)	(4.61)
2024	2,035,442	6,294,390	1,988,228	817,276	1,492,742	1,062,511	54	108	(430.3)	(11.85)
2023	5,291,042	n/a	(1,080,067)	n/a	1,718,066	218,609	62	114	(5.4)	(0.15)
2022	5,394,470	n/a	7,321,335	n/a	1,632,294	1,902,483	93	107	211.6	5.50
2021	4,822,288	n/a	3,458,254	n/a	2,158,730	1,915,624	95	125	118.1	2.95
(1)	Represents the amount reported for each of the corresponding years in the “Total” column of the Summary Compensation Table for David H. Li (CEO) and Luis Fernandez-Moreno (former interim CEO) the Company’s PEOs in fiscal year 2025, Luis Fernandez-Moreno (former interim CEO) and John C. Fortson (former CEO), the Company’s PEOs in fiscal year 2024, and for John C. Fortson, the Company’s PEO during fiscal years 2023, 2022, and 2021.
(2)	The peer group used for this purpose is the following published industry index: S&P 600 Chemicals Index.
(3)	Represents the amount of Net Income reflected in the Company’s audited financial statements for the applicable year.

The table below shows the additions and deductions to calculate Compensation Actually Paid as well as the executives covered in each fiscal year.(4)

	2021		2022		2023		2024			2025
		Average		Average		Average			Average			Average
		Non-PEO		Non-PEO		Non-PEO			Non-PEO			Non-PEO
	1st PEO	NEO	1st PEO	NEO	1st PEO	NEO	1st PEO	2nd PEO	NEO	1st PEO	2nd PEO	NEO

		Mary							Mary
		Dean Hall;		Mary		Mary			Dean Hall;			Mary
		Stacy L.		Dean Hall;		Dean Hall;			Stacy L.			Dean Hall;
		Cozad;		Stacy L.		Stacy L.			Cozad;			S. Edward
		Michael P.		Cozad;		Cozad;			S. Edward			Woodcock;
		Smith;		S. Edward		Rich White;	Luis		Woodcock;		Luis	Rich White;
	John C.	S. Edward	John C.	Woodcock;	John C.	S. Edward	Fernandez-	John C.	Rich White;		Fernandez-	Ryan Fisher;
	Fortson	Woodcock	Fortson	Rich White	Fortson	Woodcock	Moreno	Fortson	Ryan Fisher	David Li	Moreno	Terry Dyer
SCT Total	4,822,288	2,158,730	5,394,470	1,632,294	5,291,042	1,718,066	2,035,442	6,294,390	1,492,742	12,839,719	1,065,486	1,513,190
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	(2,475,054)	(1,077,066)	(2,820,065)	(630,718)	(4,000,032)	(1,049,604)	(1,135,076)	(4,683,951)	(829,969)	(10,500,093)	(135,017)	(679,927)
Increase of Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	2,360,413	1,051,388	3,312,410	735,497	1,227,626	282,949	1,087,862	0	558,077	22,169,678	240,093	1,022,634
Increase of Fair Value of Awards Granted during Applicable FY that Vested as of Applicable FY End, determined as of Applicable FY End	0	0	0	0	0	0	0	0	0	0	0	0
Increase/deduction for Awards Granted during Prior FYs that were Outstanding and Unvested as of Applicable FY End, determined based on change in Fair Value from Prior FY End to Applicable FY End	(1,109,324)	(178,326)	1,512,795	196,153	(3,874,416)	(820,193)	0	(154,637)	(41,541)	0	204,997	302,841
Increase/deduction for Awards Granted during Prior FYs that Vested During Applicable FY, determined based on change in Fair Value from Prior FY End to Vesting Date	(140,069)	(39,102)	(78,275)	(30,741)	481,618	104,701	0	267,327	(3,635)	0	220,196	51,404
Deduction of Fair Value of Awards Granted during Prior FY that were Forfeited during Applicable FY, determined as of Prior FY End	0	0	0	0	(205,906)	(17,310)	0	(905,853)	(113,163)	0	0	(22,273)
Increase based on Dividends or Other Earnings Paid during Applicable FY prior to Vesting Date	0	0	0	0	0	0	0	0	0	0	0	0
Increase based on Incremental Fair Value of Options/SARs Modified during Applicable FY	0	0	0	0	0	0	0	0	0	0	0	0
Deduction for Change in the Actuarial Present Values reported under the "Change in Pension Value and Nonqualified Deferred Compensation Earnings" Column of the Summary Compensation Table for Applicable FY	0	0	0	0	0	0	0	0	0	0	0	0
Increase for Service Cost and, if applicable, Prior Service Cost for Pension Plans	0	0	0	0	0	0	0	0	0	0	0	0
Total Adjustments	(1,364,034)	(243,106)	1,926,865	270,190	(6,371,109)	(1,499,457)	(47,214)	(5,477,114)	(430,231)	11,669,585	530,269	674,679
Compensation Actually Paid	3,458,254	1,915,624	7,321,335	1,902,483	(1,080,067)	218,609	1,988,228	817,276	1,062,511	24,509,304	1,595,756	2,187,869

(4)	Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant.

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Compensation Tables and Other Matters

Pay Versus Performance are estimated at close-day stock price as of 12/31/2025, calculations are subject to change)

	2021		2022		2023		2024			2025
		Average		Average		Average			Average			Average
		Non-PEO		Non-PEO		Non-PEO			Non-PEO			Non-PEO
	1st PEO	NEO	1st PEO	NEO	1st PEO	NEO	1st PEO	2nd PEO	NEO	1st PEO	2nd PEO	NEO

		Mary		Mary					Mary
		Dean Hall;		Dean Hall;		Mary			Dean Hall;			Mary
		Stacy L.		Stacy L.		Dean Hall;			Stacy			Dean Hall;
		Cozad;		Cozad;		Stacy L.			L. Cozad;			S. Edward
		Michael P.		Michael P.		Cozad;			S. Edward			Woodcock;
		Smith;		Smith;		S. Edward	Luis		Woodcock;		Luis	Rich White;
	John C.	S. Edward	John C.	S. Edward	John C.	Woodcock;	Fernandez-	John C.	Rich White;	David H.	Fernandez-	Ryan Fisher;
	Fortson	Woodcock	Fortson	Woodcock	Fortson	Rich White	Moreno	Fortson	Ryan Fisher	Li	Moreno	Terry Dyer
Increase/deduction for Awards Granted during Prior FYs that were Outstanding and Unvested as of Applicable FY End, determined based on change in Fair Value from Prior FY End to Applicable FY End	(1,109,324)	(178,326)	1,512,795	196,153	(3,874,416)	(820,193)	0	(154,637)	(820,193)	0	204,997	302,841
Increase/deduction for Awards Granted during Prior FYs that Vested During Applicable FY, determined based on change in Fair Value from Prior FY End to Vesting Date	(140,069)	(39,102)	(78,275)	(30,741)	481,618	104,701	0	267,327	104,701	0	220,196	51,404
Deduction of Fair Value of Awards Granted during Prior FY that were Forfeited during Applicable FY, determined as of Prior FY End	0	0	0	0	(205,906)	(17,310)	0	(905,853)	(17,310)	0	0	(22,273)
Increase based on Dividends or Other Earnings Paid during Applicable FY prior to Vesting Date	0	0	0	0	0	0	0	0	0	0	0	0
Increase based on Incremental Fair Value of Options/ SARs Modified during Applicable FY	0	0	0	0	0	0	0	0	0	0	0	0

	2021		2022		2023		2024			2025
		Average		Average		Average			Average			Average
		Non-PEO		Non-PEO		Non-PEO			Non-PEO			Non-PEO
	1st PEO	NEO	1st PEO	NEO	1st PEO	NEO	1st PEO	2nd PEO	NEO	1st PEO	2nd PEO	NEO

		Mary							Mary
		Dean Hall;		Mary					Dean Hall;			Mary
		Stacy L.		Dean Hall;		Mary			Stacy			Dean Hall;
		Cozad;		Stacy L.		Dean Hall;			L. Cozad;			S. Edward
		Michael P.		Cozad;		Stacy L.			S. Edward			Woodcock;
		Smith;		S. Edward		Cozad;	Luis		Woodcock;		Luis	Rich White;
	John C.	S. Edward	John C.	Woodcock;	John C.	Rich White; S. Edward	Fernandez-	John C.	Rich White;	David H.	Fernandez-	Ryan Fisher;
	Fortson	Woodcock	Fortson	Rich White	Fortson	Woodcock	Moreno	Fortson	Ryan Fisher	Li	Moreno	Terry Dyer
Deduction for Change in the Actuarial Present Values reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column of the Summary Compensation Table for Applicable FY	0	0	0	0	0	0	0	0	0	0	0	0
Increase for Service Cost and, if applicable, Prior Service Cost for Pension Plans	0	0	0	0	0	0	0	0	0	0	0	0
Total Adjustments	(1,364,034)	(243,106)	1,926,865	270,190	(6,371,109)	(1,499,457)	(47,214)	(5,477,114)	(430,231)	11,669,585	530,269	674,679
Compensation Actually Paid	3,458,254	1,915,624	7,321,335	1,902,483	(1,080,067)	218,609	1,988,228	817,276	1,062,511	24,509,304	1,595,756	2,187,869
(3)	Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant.

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Compensation Tables and Other Matters

Descriptions between Compensation Actually Paid and Company and Peer Group Performance

The charts below provide an illustration of the relationship between Compensation Actually Paid, Ingevity TSR, Peer Group TSR, Ingevity GAAP Net Income, and Ingevity Diluted EPS for fiscal years 2021 through 2025.

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Compensation Tables and Other Matters

Tabular List

The table below represents the most important financial performance measures used by Ingevity to link compensation actually paid to our named executive officers to company performance for FY25, as discussed further in our Compensation Discussion and Analysis (CD&A).

Adjusted EBITDA
Adjusted Revenue
Diluted EPS

74      INGEVITY  |  2026 Proxy Statement

OUR BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR FISCAL 2026.

FOR

RECOMMENDATION OF THE BOARD

The board recommends a vote “for” the ratification of the appointment of PwC as the independent registered public accounting firm of the company.

The Audit Committee is directly responsible for appointing, retaining, fixing the compensation of, and overseeing the work of our independent registered public accounting firm. PricewaterhouseCoopers LLC (“PwC”) acted as our independent registered public accounting firm for the fiscal year ended December 31, 2025 and the Audit Committee has retained PwC to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Although it is not legally required to do so, the Board has elected to seek stockholder ratification of the appointment of PwC as a matter of good corporate governance. If stockholders do not ratify the appointment of PwC, the Audit Committee will reconsider the appointment. Regardless of the outcome of this proposal, the Audit Committee may, in its discretion, select a new independent registered public accounting firm at any time during the year if it believes such a change would be in the Company’s best interest.

Representatives of PwC will be present at the Annual Meeting. They will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

Vote Required:

An affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the ratification of the appointment of PwC as our independent registered public accounting firm for fiscal 2026.

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Audit and Other Fees

The following table shows the fees paid by the Company to PwC for audit and other services provided for the fiscal years 2025 and 2024.

Amounts Shown in $	2025	2024
Audit Fees	2,815,000	2,320,000
Audit-Related Fees	—	25,000
Tax Fees	—	—
All Other Fees	10,000	77,500
TOTAL	2,825,000	2,422,500

Audit fees

Amount includes fees for professional services performed for the integrated audit of the Company’s annual consolidated financial statements included in the Company’s Form 10-K filing and review of financial statements included in the Company’s Form 10-Q filings. Amount also includes other services that are normally provided by PwC in connection with statutory and regulatory filings or engagements.

Audit-related fees

Amount includes fees paid for services that are reasonably related to the performance of the audit or review of the Company’s financial statements. There were no audit-related fees in 2025. For 2024, the amount includes services provided in connection with the Company’s assessment of the Pillar Two enactment.

Tax fees

Amount includes fees and expenses for U.S. federal, state, and international tax planning and tax compliance services. There were no tax fees for 2025 or 2024.

All other fees

Amount includes fees for services in connection with attestations by PwC that are required by statute or regulation.

Pre-Approval Policy and Procedures

The Audit Committee’s pre-approval policy requires that all services to be performed by the Company’s independent registered public accounting firm be pre-approved either on a case-by-case basis by the Audit Committee or its delegate or on a categorical basis based on the Audit Committee’s prior approval of a specific category of service and the expected cost thereof. Any request for services involving less than $150,000 may be approved by the Chair of the Audit Committee, provided that any such approval is presented to the full Audit Committee at its next regularly scheduled meeting.

The Audit Committee pre-approved all of the audit fees, audit-related fees, and all other fees paid to PwC in fiscal 2025.

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The Audit Committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2025, including management’s annual assessment of and report on the Company’s internal control over financial reporting, with management and with PwC, the Company’s independent registered public accounting firm. The Audit Committee has discussed with PwC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee also received from PwC the written disclosures and letter required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence and has discussed with PwC the issue of their independence from the Company.

Based on the foregoing, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.

THE AUDIT COMMITTEE

J. Kevin Willis, Chair
Frederick J. Lynch
Karen G. Narwold
Daniel F. Sansone

F. David Segal
Benjamin G. Wright

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OUR BOARD RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO THE 2025 OMNIBUS INCENTIVE PLAN.

FOR

RECOMMENDATION OF THE BOARD

The board recommends a vote “for” the approval of the amendment to the 2025 Omnibus Incentive Plan.

We are asking our stockholders to approve the amendment (the “Amendment”) to Ingevity Corporation’s 2025 Omnibus Incentive Plan (the “2025 Omnibus Incentive Plan”), which amends the 2025 Omnibus Incentive Plan to increase the number of shares available for issuance thereunder by 580,000 shares. As of March 2, 2026, 1,195,250 shares remained available for future grants under the 2025 Omnibus Incentive Plan. Our T&C Committee and our Board believe that this share increase is necessary to ensure that the Company has a sufficient reserve of shares available to attract and retain the services of key individuals essential to the Company’s long-term growth and success. No other changes to the 2025 Omnibus Incentive Plan are proposed. A copy of the Amendment is attached to this Proxy Statement as Appendix B, and the discussion in this proposal is qualified in its entirety by the full text of the Amendment.

Upon the recommendation of the T&C Committee, the Amendment was adopted by the Board on February 17, 2026, subject to stockholder approval. Currently, the 2025 Omnibus Incentive Plan provides that the maximum number of shares available for issuance pursuant to awards issued thereunder is (i) 425,000 shares of Common Stock, plus (ii) the number of shares of Common Stock that remain available for issuance under the Ingevity Corporation Amended and Restated 2016 Omnibus Incentive Plan (the “Prior Plan”) from and after April 30, 2025 (the “Effective Date”), plus (iii) the number of shares of Common Stock underlying any equity awards previously granted under the Prior Plan as of the Effective Date that, on or after the Effective Date, are forfeited, terminated, expire or lapse without being exercised, or any such awards that are settled for cash.  The foregoing shares of Common Stock described under (i), (ii) and (iii), above, plus the 580,000 shares of Common Stock to be added pursuant to the Amendment are the shares of Common Stock that will be available for issuance under the 2025 Omnibus Incentive Plan as amended by the Amendment, subject to the adjustment provisions of that plan (collectively, the “Authorized Plan Shares”).

If the stockholders do not approve the Amendment, the Amendment will not become effective, the 2025 Omnibus Incentive Plan will continue in effect (without giving effect to the Amendment), and we will be subject to the current share limit set forth in the 2025 Omnibus Incentive Plan. Because certain of our directors and executive officers may be eligible to receive awards under the 2025 Omnibus Incentive Plan, such directors and executive officers may be considered to have an interest in this proposal.

Rationale for the Amendment

In determining the number of shares to be added to the 2025 Omnibus Plan, the Board and the T&C Committee considered the following principal factors:

●	Number of Shares Available for Grant under the 2025 Omnibus Incentive Plan: As of March 2, 2026, 1,195,250 shares remained available for issuance under the 2025 Omnibus Incentive Plan. We project that this amount of shares may be exhausted prior to the expected 2027 equity grants expected to be made in February 2027, prior the Annual Meeting of Stockholders for 2027. If the Company is unable to grant competitive equity awards, it may be required to offer additional cash-based incentives to replace equity as a means of competing for or retaining key talent. An inability to attract and retain key talent through competitive compensation could impact the Company’s execution of its strategy and hamper the Company’s ability to achieve its

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Proposal 4 Approval of Ingevity Corporation 2025 Omnibus Incentive Plan

goals. After giving effect to the Amendment, we project to have a sufficient number of shares in the 2025 Omnibus Incentive Plan for the next three years, subject to factors such as key senior hires, stock price and other future circumstances unknown at this time.
●	Employee Engagement and Alignment with Stockholder Objectives: The Board and the Committee believe that equity ownership by Company employees has a direct correlation to increased employee engagement, which can help keep focus on execution of corporate strategy. In addition, employees with equity are aligned with our other stockholders in a desire to achieve results that drive stockholder value.
●	Compensation Philosophy: Delivering a significant portion of total compensation in the form of equity is part of our executive compensation philosophy of paying for performance and aligning NEO compensation with stockholder interests.

Overhang and Dilution. The table below sets forth information regarding the overhang, or potential stockholder dilution, and dilution rates as of December 31, 2025 and updated as of March 2, 2026.

	Potential Dilution	Potential Dilution	Potential Dilution
	as of December 31,	as of March 2,	After Giving Effect
	2025	2026	to the Amendment
Available for Issuance (2025 Omnibus Incentive Plan)	1,383,737	1,195,250	1,195,250
Unvested RSUs and DSUs and Unissued DSUs	636,843	643,125	643,125
Unvested PSUs	317,192	338,794	338,794
Options Outstanding	329,983	271,133	271,133
Employee Stock Purchase Plan	309,997	303,513	303,513
Shares Requested	n/a	n/a	580,000
Total	2,977,752	2,751,815	3,331,815

Burn Rate Information. The table below sets forth information regarding historical awards granted in 2025, 2024 and 2023.

	Number of Shares	Burn Rate
Year	Subject to Awards(1)	(%)
2025	552,119	1.6%
2024	450,720	1.2%
2023	278,000	0.8%
Three-Year Average Burn Rate		1.1%
(1)	Shares subject to awards include options and RSUs granted, and performance based awards earned, in the given year. As of March 2, 2026, there were 271,133 outstanding stock options, which had a weighted average exercise price of $54.07 and a weighted average remaining contractual term of 5.6 years.

Description of Principal Features of the 2025 Omnibus Plan, as amended by the Amendment

A copy of the Amendment is included as Appendix B to this Proxy Statement. The full text of the 2025 Omnibus Incentive Plan is incorporated by reference to Appendix B to the Company’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting (File No. 001-37586) filed on March 20, 2025. The following description of the principal features is not intended to be complete and is qualified in its entirety by the complete text of the 2025 Omnibus Plan and the Amendment.

Administration

Except as otherwise provided with respect to actions or determinations by the Board, the 2025 Omnibus Plan is administered by the Committee, which is comprised of non-employee members of the Board as defined in SEC Rule 16b-3, and who also satisfy the independence requirements prescribed by the NYSE, the exchange on which the Company lists its Common Stock.

Eligibility

All of employees of Ingevity or any of its subsidiaries and all non-employee directors are eligible to receive an award under the 2025 Omnibus Plan. The Committee has the sole and complete authority to determine the participants to whom awards will be granted under the 2025 Omnibus Plan, subject to certain limitations described below.

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Proposal 4 Approval of Ingevity Corporation 2025 Omnibus Incentive Plan

Types of Awards

Options to purchase shares of Common Stock, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), deferred stock units, other stock-based awards (e.g., performance units), cash awards, and performance awards may be granted under the 2025 Omnibus Plan. Options may be granted as incentive stock options under Section 422 of the Code or nonqualified stock options.

Repricing and Exchanges

Repricing of options and SARs and the cancellation of options and SARs in exchange for cash or other awards or options or SARs having a lower exercise price is prohibited under the 2025 Omnibus Plan without approval of our stockholders.

No Payment of Dividends on Unvested Shares

The Committee may include provisions in stock awards for the payment or crediting of dividends or dividend equivalents upon vesting of the award. However, no dividends or dividend equivalents will be paid on unvested stock awards, including restricted stock or RSUs or performance units that may be settled in Ingevity Common Stock, prior to vesting, and no dividends or dividend equivalents will be paid on options or SARs. Dividends and dividend equivalents shall be subject to the same vesting, restriction, forfeiture and payment conditions as the underlying awards.

Vesting Limitations

Except for (i) awards covering up to five percent of the number of shares of Ingevity Common Stock reserved for issuance under the 2025 Omnibus Plan, (ii) annual awards to non-employee directors that occur in connection with the annual meeting of the stockholders, (iii) replacement awards, (iv) awards granted in connection with a corporate transaction and (v) awards that may be settled in cash, all awards must have a minimum vesting period of one year. Annual awards to non-employee directors that occur in connection with the annual meeting of the stockholders may vest on the earlier of the one-year anniversary of the date of the grant or the date of the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting.

Number of Shares Authorized

Under the 2025 Omnibus Plan, the aggregate number of shares of Common Stock available for issuance (subject to adjustment provisions of the 2025 Omnibus Plan) shall not exceed the Authorized Plan Shares. If an award is forfeited, terminates, expires or lapses without being exercised, or any award is settled for cash, the number of shares previously subject to such award shall again be available for future grant.

Recoupment

Under the terms of the applicable award agreements, Ingevity may recoup any cash or shares distributed under the 2025 Omnibus Plan if the participant breaches any of the restrictive covenants contained in the applicable award agreement. In addition, all awards granted under the 2025 Omnibus Plan are subject to any recoupment policy adopted or amended by Ingevity.

Award Limits

For our non-employee directors, the sum of (i) the aggregate grant date fair value of all awards granted under the 2025 Omnibus Plan during a calendar year plus (ii) the total amount payable in cash during such calendar year, may not exceed $750,000.

Description and Terms of Awards

Options

An option provides a participant with the right to purchase, within a specified period of time, a stated number of shares of Ingevity Common Stock at the exercise price specified in the award agreement. The maximum term of an option granted under the 2025 Omnibus Plan will be ten years from the date of grant. The exercise price per share paid by a participant will be determined by the Committee at the time of grant but will not be less than the fair market value of one share of Ingevity Common Stock on the date the option is granted. Fair market value of a share will generally mean the closing sales price on the NYSE (or other exchange on which the stock is traded). Payment in respect of the exercise of an option may be made in cash or the Committee may, if the participant elects, allow such payment to be made by surrender of unrestricted shares of Ingevity Common Stock which are otherwise deliverable on the date of exercise. The Committee may also allow such payment to be made through a broker-assisted cashless exercise mechanism.

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SARs

An SAR is a contractual right that allows a participant to receive, either in the form of cash, shares of Ingevity Common Stock or a combination of the foregoing, the appreciation, if any, in the value of one share of Ingevity Common Stock over a certain period of time. The exercise price per SAR paid by a participant will be determined by the Committee at the time of grant but will not be less than the fair market value of one share of Ingevity Common Stock on the date the SAR is granted. The maximum term of a SAR granted under the Plan will be ten years from the date of grant.

Restricted stock

An award of restricted stock is a grant of shares subject to conditions and restrictions set by the Committee and specified in the applicable award agreement. The grant or vesting of an award of restricted stock may be conditioned upon service to Ingevity or our affiliates or upon the attainment of performance goals or other factors, as determined in the discretion of the Committee.

Restricted stock units

Upon the expiration of the vesting period with respect to any RSUs, Ingevity will deliver to the participant (i) one share of Ingevity Common Stock or, at the discretion of the Committee, an amount in cash equal to the fair market value of that number of shares at the expiration of the period over which the units are to be earned for each vested RSU and (ii) if provided for in the award agreement, cash or shares of Ingevity Common Stock equal to the dividend equivalents credited to the RSU.

Deferred stock units

A non-employee director is authorized, to the extent permitted by our Board, the Non-Employee Deferred Compensation Plan and the Non-Employee Director Compensation Policy, to defer payment of his or her compensation by electing to receive deferred stock units. If the director so elects, notional shares of deferred stock units will be credited to the director and may be subject to vesting and forfeiture conditions as provided in the Non-Employee Deferred Compensation Plan and the Non-Employee Director Compensation Policy. Each notional share credited to the director represents the right to receive one share of Ingevity Common Stock on or as soon as practicable after the director’s termination from service on our Board.

Other stock-based awards

The Committee is authorized to grant other awards of Ingevity Common Stock or other awards that are valued in whole or in part by reference to, or are otherwise based upon or settled in, Ingevity Common Stock including, without limitation, unrestricted shares of Ingevity Common Stock or performance units.

Cash awards

The Committee is authorized to grant cash awards under the 2025 Omnibus Plan. Cash awards granted under such plan will be subject to the terms and conditions determined by the Committee and specified in the applicable award agreement.

Performance awards

The Committee may, in its discretion, grant any award under the 2025 Omnibus Plan in the form of a performance award by conditioning the vesting of the award on the satisfaction of certain performance goals. The Committee must establish performance goals, which may reference one or more of the following:

●	Contract awards;
●	Backlog;
●	Market share;
●	Revenue;
●	Sales;
●	Day’s sales outstanding;
●	Overhead;
●	Other expense management;
●	Operating income;
●	Operating income margin;
●	Improvement in capital structure;
●	Credit rating;

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Proposal 4 Approval of Ingevity Corporation 2025 Omnibus Incentive Plan

●	Earnings (included in net earnings before taxes, earnings before interest and taxes and earnings before interest, taxes, depreciation and amortization);
●	Earnings margin;
●	Cash flow;
●	Working capital;
●	Book value per share;
●	Return on stockholders’ equity;
●	Return on investment or return on invested capital;
●	Cash flow return on investment;
●	Return on assets;
●	Total stockholder return;
●	Economic profit;
●	Stock price;
●	Total contract value;
●	Annual contract value; or
●	Client satisfaction.

The Committee may provide in any particular performance award agreement that performance results may be adjusted to include or exclude particular factors, including but not limited to any of the following events that occur during a performance period:

●	asset write‑downs;
●	litigation or claim judgments or settlements;
●	the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results;
●	any reorganization or restructuring programs;
●	unusual or infrequent items as described in applicable accounting guidance or in management’s discussion and analysis of financial condition and results of operations appearing in the annual report to stockholders for the applicable year;
●	acquisitions or divestitures;
●	foreign exchange gains and losses; and
●	settlement of hedging activities.

Change of Control

Double trigger event

Under the terms of the 2025 Omnibus Plan, in the event of a change in control where the participant receives a “replacement award,” no accelerated vesting, exercisability and/or payment of an outstanding award shall occur, unless on or after the occurrence of the change in control, the participant’s employment is terminated without cause, other than as a result of death or disability, or the participant voluntarily resigns for good reason. In such cases, upon the second trigger, holders of such awards will be entitled to accelerated vesting, will be exercisable and/or will be settled.

In general, an award is considered a replacement award if it is of the same type and of equal value to (as of the date of the change in control) the award it is replacing, contains terms relating to vesting that are substantially similar to the award it is replacing, and has other terms and conditions that are not less favorable to the participant than those of the award it is replacing (as of the date of the change in control).

Trigger event if no replacement award

If a participant does not receive a replacement award, then upon the occurrence of a change in control, all outstanding options and SARs that have not vested in full shall be fully vested and exercisable and all restrictions applicable to outstanding stock awards that are not performance awards will lapse in full and the awards will be fully vested.

Performance awards

Upon a change in control, all stock awards that are performance awards will be considered earned and payable at their target value (or, if greater, the level of achievement, if determinable, as of the date of the change in control) and prorated (if the change in control occurs during the performance period), and will immediately be paid or settled, subject to the later settlement if required by Section 409A of the Code.

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Proposal 4 Approval of Ingevity Corporation 2025 Omnibus Incentive Plan

Assignability and Transfer

Generally, unless otherwise determined by the Committee and expressly provided for in the applicable award agreement, no award may be assigned, alienated, pledged, sold or otherwise transferred other than by will or the laws of descent and distribution or pursuant to a domestic relations order issued by a court of competent jurisdiction that is not contrary to the terms and conditions of the 2025 Omnibus Plan or applicable award agreement and is in a form that is acceptable to the Committee.

Adjustments to Shares

In the event of changes in the outstanding stock or capital structure of Ingevity (such as by reason of a stock dividend, stock split, reverse stock split, reorganization, share combination, recapitalization or other transactions or events as described in the 2025 Omnibus Plan), awards granted under the 2025 Omnibus Plan as well as the maximum number of shares of Ingevity Common Stock which may be delivered pursuant to the Plan or to any one individual, shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Common Stock or other consideration subject to such award, or as otherwise determined by the Committee to be equitable. In addition, upon the occurrence of certain corporate events or transactions (as described in the 2025 Omnibus Plan), such as a merger, consolidation, or liquidation, the Committee may, in its discretion, cancel all outstanding awards and pay the holders thereof the value of such awards in form and amount determined by the Committee or our Board, in its sole discretion, or provide for the substitution of such awards.

Amendment or Termination

Our Board may amend, alter or discontinue the Omnibus Plan at any time. No such action may be taken, however, without stockholder approval if such approval is necessary to comply with any regulatory requirement and no such action that would impair any rights under any previous award will be effective without the consent of the person to whom such award was made (unless the amendment is being made to comply with applicable law, stock exchange rules or accounting rules). In addition, the Committee may amend the terms of any award granted under the Plan if the amendment would not impair the rights of any participant without his or her consent or the amendment is being made to comply with applicable law, stock exchange rules, or accounting rules.

If not terminated earlier, the 2025 Omnibus Plan will have a term of ten years and no further awards may be granted under the 2025 Omnibus Plan after that date.

Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant, exercise and vesting of awards under the 2025 Omnibus Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards. It is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not considered tax advice to any person and is not intended to be a complete statement of applicable law, nor does it address foreign, state, local or payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant. Accordingly, participants in the Omnibus Plan should consult their respective tax advisors to determine the tax consequences of their participation.

Options

The Code requires that, for treatment of an option as a qualified option, shares of Ingevity Common Stock acquired through the exercise of a qualified option cannot be disposed of before the later of (i) two years from the date of grant of the option, or (ii) one year from the date of exercise. Holders of qualified options will generally incur no federal income tax liability at the time of grant or upon exercise of those options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the qualified option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of a qualified option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an otherwise qualified option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the qualified option in respect of those excess shares will be treated as a nonqualified stock option for federal income tax purposes.

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Proposal 4 Approval of Ingevity Corporation 2025 Omnibus Incentive Plan

No income will be realized by a participant upon grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise, and the participant’s tax basis will equal the sum of the compensation income recognized and the exercise price. Ingevity will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections. In the event of a sale of shares received upon the exercise of a nonqualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term gain or loss if the holding period for such shares is more than one year.

SARs

No income will be realized by a participant upon grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. We will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted stock

A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. If the election is made, the participant will not be allowed a deduction for the value of any shares which may be subsequently forfeited. Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Exchange Act. Ingevity will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted stock units

A participant will not be subject to tax upon the grant of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. Ingevity will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Plan Benefits

Because awards under the 2025 Omnibus Plan are determined by the Committee in its discretion, it is not possible to predict the awards that will be made to particular employees or non-employee directors in the future.

Vote Required

An affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve the Amendment to the 2025 Omnibus Plan.

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Principal Stock Owners

The following table lists any person (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act) who, to our knowledge, was the beneficial owner as of March 2, 2026, of more than 5% of our outstanding Common Stock.

	Amount of
	Common
	Stock	Percentage of			Sole	Shared
	Beneficially	our Common	Sole Voting	Shared Voting	Investment	Investment
Name and Address of Beneficial Owner	Owned	Stock	Shares	Shares	Shares	Shares
BlackRock, Inc.(1)	5,643,630	15.5%	5,605,495		5,643,630
55 East 52nd Street
New York, New York 10055
The Vanguard Group(2)	4,210,511	11.58%		66,014	4,103,910	106,601
100 Vanguard Blvd.
Malvern, Pennsylvania 19355
Wellington Management Group LLP(3)	2,148,379	5.93%		1,905,361		2,148,379
c/o Wellington Management Company LLP
280 Congress Street
Boston, MA 02210
(1)	Information provided is based solely on an amendment to Schedule 13G filed on April 30, 2025.
(2)	Information provided is based solely on an amendment to Schedule 13G filed on November 12, 2024.
(3)	Information provided is based solely on a Schedule 13G filed on February 8, 2024.

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Ownership of Equity Securities

Executive Officers and Directors

The following table shows how much of our Common Stock our current directors, NEOs, and all executive officers and directors as a group beneficially owned as of March 2, 2026. Beneficial ownership is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. In general, beneficial ownership includes any shares of Common Stock a director or officer can vote or transfer and any security the director or officer has the right to vote or transfer within 60 days. Except as described further below, each stockholder listed in the table has sole voting and investment power for all shares of Common Stock shown as beneficially owned by him or her. Each individual director and executive officer owns less than 1% of the shares of Common Stock outstanding as of March 2, 2026(1). Excluding Mr. Woodcock, who departed the Company as of July 1, 2025, directors and executive officers as a group beneficially own less than 1% of the Common Stock outstanding as of March 2, 2026. Including Mr. Woodcock, directors and executive officers as a group beneficially own approximately 1.0% of the Common Stock outstanding as of March 2, 2026.

						Total
						Common
				Total	Vested but	Stock
	Common		Options	Common	Unsettled DSUs	Beneficially
	Stock	Stock Vesting	Exercisable	Stock	(including vesting	Owned Plus
	Beneficially	within 60	within 60	Beneficially	within 60 days)	Vested
Name of Beneficial Owner	Owned(2)	Days	Days	Owned(2)	(“Vested DSUs”)(3)	DSUs(2)
Independent Directors
Jean S. Blackwell	20,302	4,057	—	24,359	—	24,359
Luis Fernandez-Moreno	31,921	4,057	—	35,978	—	35,978
Diane H. Gulyas	12,574	4,057	—	16,631	—	16,631
Bruce D. Hoechner	—	—	—	—	8,828	8,828
Frederick J. Lynch	22,302	4,057	—	26,359	—	26,359
Karen G. Narwold	2,695	—	—	2,695	14,301	16,996
Daniel F. Sansone	14,654	4,057	—	18,711	4,995	23,706
F. David Segal	—	—	—	—	6,051	6,051
J. Kevin Willis	—	—	—	—	8,779	8,779
Benjamin G. Wright	1,542	—	—	1,542	8,502	10,044
Executive Officers
David H. Li	—	36,769	30,807	67,576	—	67,576
Mary Dean Hall	25,785	—	9,834	35,619	—	35,619
Richard A. White	12,364	—	5,592	17,956	—	17,956
Ryan C. Fisher	7,777	709	6,041	14,527	—	14,527
Terry Dyer	992	—	—	992	—	992
S. Edward Woodcock(4)	15,704	—	26,271	41,975	—	41,975
Directors and Officers as a group (19 persons)	172,761	57,763	79,609	310,133	51,456	361,589
(1)	As of March 2, 2026, there were 35,222,538 shares of Common Stock outstanding.
(2)	Includes shares of Common Stock held directly and indirectly.
(3)	For information on DSU vesting, voting rights, and payment, please see “Director Compensation,” above.
(4)	Mr. Woodcock departed the Company as of July 1, 2025. The holdings reported here are based in part on the Forms 144 filed by Mr. Woodcock with the SEC on August 5, 2025 and August 11, 2025.

Delinquent Section 16(A) Reports

To the Company’s knowledge, based solely on a review of the copies of the reports furnished to the Company and the reporting persons’ written representations that no additional reports were required, the Company believes that, during 2025, all persons required to report complied with the Section 16(a) requirements with the exception of the initial statement of beneficial ownership of securities on Form 3 for Ruth Castillo, which was not timely filed within ten days after her start date of November 10, 2025. The report was filed on November 25, 2025. The late filing was due to a delay with respect to her EDGAR filing codes.

86      INGEVITY  |  2026 Proxy Statement

Why did I receive these materials?

You received these materials (the “Proxy Materials”) because you owned shares of the Company’s Common Stock, par value $0.01 (the “Common Stock”) as of the close of business on March 2, 2026 (the “Record Date”) and are, therefore, entitled to vote at the Annual Meeting.

Why did I receive a Notice Regarding the Availability of Proxy Materials instead of printed Proxy Materials?

Most of our stockholders received a Notice Regarding the Availability of Proxy Materials (the “Notice”) instead of a full set of printed Proxy Materials. The Notice provides access to our Proxy Materials in a fast and efficient manner via the Internet. This reduces the amount of paper necessary to produce these materials, and cuts costs associated with mailing these materials to stockholders. On or around March 17, 2026, we began mailing the Notice to holders of our Common Stock as of the Record Date and posted our Proxy Materials on the website referenced in the Notice (www.proxyvote.com). As more fully described in the Notice, stockholders may choose to access our Proxy Materials on the website or may request to receive a printed set of our Proxy Materials. The Notice and website provide information regarding how you may request to receive Proxy Materials in printed form by mail or electronically by email for this Annual Meeting and on an ongoing basis.

What is included in the Proxy Materials?

The Proxy Materials include the Notice of the Annual Meeting, the Proxy Statement, and our Annual Report. These materials provide you with important information about the Company, the Annual Meeting, and the proposals to be voted on at the Annual Meeting.

What is a proxy and a proxy statement?

A proxy is your legal designation of another person to vote the shares of Common Stock you own as of the Record Date in the manner you direct. The person you designate to vote your shares of Common Stock is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated Ryan C. Fisher, our Senior Vice President, General Counsel, and Corporate Secretary, and Mavis G. Huger, our Assistant General Counsel and Assistant Secretary, to serve as proxies for the Annual Meeting. The proxies also may be voted at any adjournments or postponements of the meeting. The Board is soliciting proxies for use at the Annual Meeting. A proxy statement is a document we give you when we are soliciting your vote pursuant to SEC regulations.

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Questions and Answers About The Annual Meeting, Proxy Solicitation, and Voting Information

What is the difference between a stockholder of record and a beneficial owner?

If your shares of Common Stock are registered in your name on the books and records of our transfer agent, you are a “stockholder of record.” We therefore sent the Proxy Materials directly to you.

If your shares of Common Stock are held for you in the name of your broker or bank, your shares are held in “street name” and you are considered the “beneficial owner” of your shares and the broker or bank is considered to be the stockholder of record.

If you are a beneficial owner, the Proxy Materials have been forwarded to you by the broker or bank that holds your shares of Common Stock, and, as the beneficial owner, you have the right to direct your broker or bank on how to vote your shares by using the instruction form provided to you by your broker or bank.

Brokers are not permitted to vote on certain proposals unless you provide voting instructions. Voting your shares will help to ensure that your interests are represented at the meeting. See “What is the effect of broker non-votes” for more information below.

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Questions and Answers About The Annual Meeting, Proxy Solicitation, and Voting Information

How do I vote?

Your voting method depends on whether you are a stockholder of record or a beneficial owner.

Stockholder of record

If you are a stockholder of record, you may vote using one of the following methods:

ONLINE	BY PHONE	BY MAIL	DURING THE VIRTUAL MEETING
Before the Annual Meeting, vote online at www.proxyvote.com	Locate the control number on your proxy card to vote by calling 1-800-690-6903	Mark, date and sign your proxy card and return it by mail	Vote online during the meeting at www.virtualshareholdermeeting.com/ NGVT2026 by entering your 16-digit control number and following the site instructions

Whether or not you plan to attend the Annual Meeting virtually, we strongly encourage you to vote online, by phone or by mail in advance of the Annual Meeting.

Beneficial owner

If you are a beneficial owner, you may vote by following the instructions on the voting instruction form or notice provided to you by the bank or broker that holds your shares.

May I revoke my proxy and change my vote?

If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting by doing one of the following:

●	Voting again by telephone or via the Internet prior to 11:59 p.m., Eastern Time, on April 28, 2026;
●	Giving written notice to the Corporate Secretary of the Company;
●	Delivering a later-dated proxy to the Company; or
●	Voting during the Annual Meeting by following the instructions available on the meeting website, www.virtualshareholdermeeting.com/NGVT2026.

If you are a beneficial owner, please check your voting instruction form or contact the bank or broker that holds your shares for instructions on how to revoke or change your voting instruction.

Who is entitled to vote at the Annual Meeting?

All Ingevity stockholders who owned Common Stock as of the close of business on the Record Date are entitled to vote at the Annual Meeting.

How many votes are entitled to be cast at the Annual Meeting?

Each Ingevity stockholder is entitled to one vote for each share of Common Stock owned as of the Record Date. There were 35,222,538 shares of Common Stock outstanding on the Record Date. There is no cumulative voting.

When and where is the Annual Meeting, and how may I attend?

In order to allow greater access to the meeting to our stockholders and lower the barriers to stockholder participation, our Annual Meeting will be held in a virtual meeting format only with no physical meeting location, which will enable stockholders to participate from any location and at no cost.

To participate in the virtual meeting, you will need the 16-digit control number included on your Notice, proxy card or voting instruction form. The meeting will begin promptly at 9:30 a.m., Eastern Time, and we encourage stockholders to access the meeting prior to the start

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Questions and Answers About The Annual Meeting, Proxy Solicitation, and Voting Information

time. Technical assistance will be available on the day of the Annual Meeting. If you experience difficulties joining the Annual Meeting, please call 844-986-0822 in the U.S., or 303-562-9302 for International assistance.

How may I ask a question during the Annual Meeting?

We are committed to ensuring that stockholders will be afforded the same rights and opportunities to participate in the Annual Meeting as they would at an in-person meeting. You will be able to attend the Annual Meeting online, vote your shares of Common Stock electronically, and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/NGVT2026 and entering the 16-digit control number included on your Notice, proxy card, or voting instruction form.

We will try to answer as many stockholder-submitted questions as time permits, and in the event we receive more questions than we can answer during our allotted period of time, we will answer them in the order received. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or Company business, or that do not comply with the Annual Meeting rules of conduct. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition. To the extent you have a question that was not answered during the Annual Meeting, please contact our Investor Relations team at investors@ingevity.com.

How many votes must be present to hold the annual meeting?

In order for us to conduct the Annual Meeting, a majority of the shares of Common Stock outstanding as of the Record Date must be present at the meeting (including by proxy). This is referred to as a quorum. If a share is represented for any matter at the Annual Meeting, it is deemed to be present for quorum purposes. Abstentions and shares of Common Stock held of record by a bank or broker or its nominee (“Broker Shares”) that are voted on any matter are included in determining the number of shares present at the Annual Meeting. However, broker non-votes that are not voted on any of the proposals will not be included in determining whether a quorum is present at such meeting.

What proposals will be voted on at the Annual Meeting, what are the Board’s voting recommendations, and what is required for a proposal to pass?

The following table summarizes the Board’s voting recommendations for each proposal, the vote required for each proposal to pass, and the effect of abstentions and uninstructed shares on each proposal. If you are a stockholder of record who submits a proxy card without selecting an option for any of the proposals, the proxy holders will vote in accordance with the Board recommendations in the table below.

Proposal	Description	Board Voting Recommendation	Vote Required to Pass(1)	Effect of Abstentions on Votes Cast(2)	Effect of Broker Non-votes(3)
1	Election of Directors	FOR all director nominees	Majority of the votes cast	None	None
2	Advisory Vote on Compensation of our Named Executive Officers (Say-On-Pay)	FOR	Majority of shares present and entitled to vote thereon	Counts as a vote against the proposal	None
3	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026	FOR	Majority of shares present and entitled to vote thereon	Counts as a vote against the proposal	Broker may vote in its discretion
4	Approval of Amendment to 2025 Omnibus Incentive Plan	FOR	Majority of shares present and entitled to vote thereon	Counts as a vote against the proposal	None
(1)	For Proposal 1, “majority of votes cast” means that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” the director nominee. For Proposals 2, 3, and 4 “shares present” includes abstentions.
(2)	Abstentions will be treated as shares present and entitled to vote for quorum purposes, but, for Proposals 2,3, and 4, they will have the same practical effect as votes against the proposal because they require approval by the majority of the shares present and entitled to vote thereon.

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Questions and Answers About The Annual Meeting, Proxy Solicitation, and Voting Information

(3)	Brokers only have authority to vote in their discretion for routine matters, as determined by the rules of the NYSE. All of the proposals, except for Proposal 3, are considered non-routine matters. If you are a beneficial owner holding shares through a broker and you do not specify a choice to your broker for a non-routine proposal, the broker is not entitled to vote in its discretion and this is considered a broker non-vote.

Will there be any other matters of business addressed at the annual meeting?

As of the date of this Proxy Statement, we are not aware of any other matter that will be properly brought before the Annual Meeting. If other matters are properly introduced, the persons named in the proxy as the proxy holders will vote on such matters in their discretion using their best judgment.

Who bears the expenses of solicitation?

We will bear the cost of solicitation of proxies by the Board in connection with the Annual Meeting. We will reimburse brokers, fiduciaries, and custodians for reasonable expenses incurred by them in forwarding Proxy Materials to beneficial owners of Common Stock held in their names. Proxies may be solicited by mail, in person, by telephone, facsimile, or other means of communication by our officers and other employees. These people will receive no additional compensation for these services but will be reimbursed for any expenses incurred by them in connection with these services. In addition, Ingevity’s officers, directors, and employees may solicit proxies but will receive no additional or special compensation for such work.

What is Ingevity’s principal executive office address?

The address of Ingevity’s principal executive office is: 4920 O’Hear Avenue, Suite 400, North Charleston, South Carolina 29405.

Do the company’s officers and directors have any interest in any of the matters to be acted upon at the annual meeting?

Each of the Board nominees has an interest in Proposal 1 because they are each currently a member of the Board of Directors and receive compensation for such service. Our executive officers have an interest in Proposal 2 as compensation for some of our executive officers is, or may be in the future, subject to this vote on an advisory basis. Members of the Board and our executive officers do not have any interest in Proposal 3. Members of the Board and our executive officers have an interest in Proposal 4, as shares utilized for equity compensation for some of our executive officers and directors are, or may be in the future, subject to this vote on an advisory basis.

What is “householding” and how does it affect me?

“Householding” refers to a procedure allowed by the SEC to reduce the number of copies of the Proxy Materials mailed to holders of our Common Stock residing at the same address. Under this procedure, we will deliver one set of printed Proxy Materials to beneficial holders of our Common Stock residing at the same address, unless their broker, bank, or other nominee has received contrary instructions from any beneficial holder at that address. Likewise, we will deliver one set of printed Proxy Materials to record holders of our Common Stock residing at the same address, unless we receive instructions from such stockholders to the contrary. If you reside at the same address as other stockholders of record and would like to receive a separate set of Proxy Materials, please contact us at 1-844-643-8489 (1-84-INGEVITY) or at Ingevity Corporation, 4920 O’Hear Avenue, Suite 400, North Charleston, South Carolina 29405, Attn: Corporate Secretary, and we will promptly deliver a separate set to you. If you and other stockholders of record residing at the same address received multiple sets of the Proxy Materials and would like to receive a single set in the future, please contact us as described above. Beneficial holders with questions about combined mailings should contact the bank or broker holding their shares.

When will the voting results from the annual meeting be disclosed?

The Company will file a Current Report on Form 8-K with the SEC and post the filing to the Company’s website within four business days following the Annual Meeting. In the event the results disclosed in the Form 8-K are preliminary, we will subsequently amend the Form 8-K to report the final voting results within four business days of the date that such results are known.

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How can I obtain copies of Ingevity’s annual report?

We will provide without charge, at the written request of any stockholder of record as of the Record Date, a copy of our Annual Report, including the financial statements, as filed with the SEC, excluding exhibits. We will provide copies of the exhibits to eligible stockholders making such a request.

Requests for copies of our Annual Report should be mailed to: Ingevity Corporation, 4920 O’Hear Avenue, Suite 400, North Charleston, South Carolina 29405, Attn: Corporate Secretary. You may also access a copy of our Annual Report via the Internet by visiting You may also access a copy of our Annual Report via the Internet by visiting www.proxyvote.com.

How do I submit a proposal for inclusion in next year’s proxy statement?

Under SEC rules, a proposal that a stockholder wishes to include in our proxy statement for the 2027 annual meeting of stockholders must be received by our Corporate Secretary no later than the close of business on November 17, 2026. Proposals must be in writing and delivered to: Ingevity Corporation, 4920 O’Hear Avenue, Suite 400, North Charleston, South Carolina 29405, Attn: Corporate Secretary. In addition, proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act. Accordingly, stockholders wishing to submit a proposal should refer to Rule 14a-8 of the Exchange Act, which sets standards for eligibility and specifies the types of proposals that are not appropriate for inclusion in our proxy statement.

How do I nominate a director for election at next year’s annual meeting of stockholders?

Under our Bylaws, any stockholder of record may nominate persons for election as directors at an annual meeting of our stockholders by providing written notice of their intent to do so to our Corporate Secretary no later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting. If the annual meeting is held on a date that is more than 30 days before, or more than 60 days after, such anniversary, then such notice must instead be provided no earlier than the close of business on the 120th day prior to the meeting and no later than the close of business on the later of: (i) the 90th day prior to the meeting; or (ii) the seventh day following the day on which public announcement of the date of the meeting is first made by the Company. We anticipate holding our 2027 annual meeting of stockholders on or about the one-year anniversary of this year’s meeting. This means that written notice of any nominations intended to be made at our 2027 annual meeting of stockholders must be delivered to our Corporate Secretary no earlier than the close of business on December 30, 2026 and no later than the close of business on January 29, 2027. Any such notice must contain the information and conform to the requirements specified in our Bylaws. In addition, the Company will only consider nominations from a stockholder who is a stockholder of record: (i) at the time of giving such notice; (ii) on the record date for the determination of stockholders entitled to vote at the annual meeting; and (iii) at the time of the annual meeting.

In addition to the requirements in the preceding paragraph, stockholders who intend to solicit proxies in support of director nominees other than Ingevity’s nominees through the use of a “universal proxy card” must provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act no later than February 28, 2027, which is 60 days prior to April 29, 2027, the one-year anniversary of the Annual Meeting.

How do I bring other business before next year’s annual meeting of stockholders?

Under our Bylaws, any stockholder of record who wishes to present a matter for consideration (other than the nomination of a director or matters that have been submitted for inclusion in our proxy statement for such annual meeting) at an annual meeting of our stockholders

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Questions and Answers Regarding Stockholder Communications, Stockholder Proposals, and Company Documents

must provide written notice of their intent to do so to our Corporate Secretary no later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting. If the annual meeting is held on a date that is more than 30 days before, or more than 60 days after, such anniversary, then such notice must instead be provided no earlier than the close of business on the 120th day prior to the meeting and no later than the close of business on the later of: (i) the 90th day prior to the meeting; or (ii) the seventh day following the day on which public announcement of the date of the meeting is first made by the Company. We anticipate holding our 2027 annual meeting of stockholders on or about the one-year anniversary of this year’s meeting. This means that any notice regarding matters to be presented at our 2027 annual meeting of stockholders must be delivered to our Corporate Secretary no earlier than the close of business on December 30, 2026 and no later than the close of business on January 29, 2027. Any such notice must contain the information and conform to the requirements specified in our Bylaws.

In addition, the Company will only consider proposals from a stockholder who is a stockholder of record: (i) at the time of giving such notice; (ii) on the record date for the determination of stockholders entitled to vote at the annual meeting; and (iii) at the time of the annual meeting.

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This Proxy Statement contains “forward looking statements” within the meaning of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such statements generally include the words “will,” “plans,” “intends,” “targets,” “expects,” “outlook,” “guidance,” “believes,” “anticipates” or similar expressions. Forward looking statements may include, without limitation, the potential benefits of any divestiture, acquisition or investment transaction, leadership transitions within our organization, expected financial positions, guidance, results of operations and cash flows; financing plans; business strategies and expectations; operating plans; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost reduction initiatives, plans and objectives; litigation-related strategies and outcomes; and markets for securities. Actual results could differ materially from the views expressed. Factors that could cause actual results to materially differ from those contained in the forward looking statements, or that could cause other forward looking statements to prove incorrect, include, without limitation, our ability to adjust our cost and operating structure after giving effect to any transactions that result from our announced review of strategic alternatives for our Road Markings product line and Advanced Polymer Technologies segment; adverse effects from general global economic, geopolitical and financial conditions beyond our control, including inflation, global trade tensions, and the Russia-Ukraine war and conflict in the middle east; risks related to our international sales and operations, including changes in tariffs; adverse conditions in the automotive market; competition from substitute products, new technologies and new or emerging competitors; worldwide air quality standards; a decrease in government infrastructure spending; adverse conditions in cyclical end markets; the limited supply of or lack of access to sufficient raw materials, or any material increase in the cost to acquire such raw materials; issues with or integration of future acquisitions and other investments; risks related to co-located operations; the provision of services by third parties at several facilities; supply chain disruptions; natural disasters and extreme weather events; or other unanticipated problems such as labor difficulties (including work stoppages), equipment failure or unscheduled maintenance and repair; planned and unplanned production slowdowns and shutdowns, turnarounds and outages, attracting and retaining key personnel; dependence on certain large customers; legal actions associated with our intellectual property rights; protection of our intellectual property and other proprietary information; information technology security breaches and other disruptions; complications with designing or implementing our new enterprise resource planning system; government policies and regulations, including, but not limited to, those affecting the environment, climate change, tax policies, tariffs and the chemicals industry; losses due to lawsuits arising out of environmental damage or personal injuries associated with chemical or other manufacturing processes; and the other factors detailed from time to time in the reports we file with the Securities and Exchange Commission (the “SEC”), including those described in Part I, Item 1A. Risk Factors in our most recent Annual Report on Form 10 K as well as in our other filings with the SEC. These forward-looking statements speak only to management’s beliefs as of the date of this Proxy Statement. Ingevity assumes no obligation to provide any revisions to, or update, any projections and forward-looking statements contained in this Proxy Statement.

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Non-Gaap Financial Measures Used in This Proxy Statement

Ingevity has presented certain financial measures in this Proxy Statement, defined below, which have not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) These financial measures are not meant to be considered in isolation or as a substitute for the most directly comparable financial measure calculated in accordance with GAAP.

On January 1, 2026, we completed the sale of the North Charleston crude tall oil refinery and the Industrial Specialties product line, excluding certain lignin-based dispersants (herein referred to as the “Divestiture”). Beginning with the third quarter of 2025, we began presenting the Divestiture, previously included within the Performance Chemicals segment, as discontinued operations. Where indicated in the definitions and reconciliations, amounts included within this Appendix A are presented on a Total Company basis, inclusive of both continuing and discontinued operations.

Metrics used in “2025 Business Highlights,” “Fiscal Year 2025 Compensation Highlights,” and “NEO Performance and Compensation Decisions”

Adjusted EBITDA from Continuing Operations and Adjusted EBITDA Margin from Continuing Operations

Definition. “Adjusted EBITDA from Continuing Operations” is defined as net income (loss) from continuing operations plus interest expense, net, provision (benefit) for income taxes, depreciation, amortization, restructuring and other (income) charges, net, goodwill impairment charges, long-lived asset impairment charges, acquisition and other-related (income) costs, litigation verdict charges, (gain) loss on strategic investments, proxy contest charges, portfolio realignment costs, and pension and postretirement settlement and curtailment (income) charges, net. “Adjusted EBITDA Margin from Continuing Operations” is defined as Adjusted EBITDA from Continuing Operations divided by Net sales from Continuing Operations.

Reason Used. We believe these non-GAAP financial measures provide management as well as investors, potential investors, securities analysts and others with useful information to evaluate the performance of the business, because such measures, when viewed together with our financial results computed in accordance with GAAP, provide a more complete understanding of the factors and trends aﬀecting our historical financial performance and projected future results. We believe Adjusted EBITDA from Continuing Operations and Adjusted EBITDA Margin from Continuing Operations are useful measures because they exclude the eﬀects of financing and investment activities as well as non-operating activities.

Reconciliation. The table below reconciles Adjusted EBITDA from Continuing Operations to net income (loss) from continuing operations, the most comparable financial measure calculated in accordance with GAAP.

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Appendix A – Non-Gaap Financial Measures and Reconciliation Tables

Adjusted EBITDA from Discontinued Operations and Adjusted EBITDA Margin from Discontinued Operations

Definition. “Adjusted EBITDA from Discontinued Operations” is defined as net income (loss) from discontinued operations plus interest expense, net, provision (benefit) for income taxes, depreciation, amortization, restructuring and other (income) charges, net, goodwill impairment charges, acquisition and other-related (income) costs, litigation verdict charges, (gain) loss on strategic investments, proxy contest charges, portfolio realignment costs, pension and postretirement settlement and curtailment (income) charges, net, loss on CTO resales, and CTO supply contract termination charges. “Adjusted EBITDA Margin from Discontinued Operations” is defined as Adjusted EBITDA divided by Net sales from Discontinued Operations.

Reason Used. We believe these non-GAAP financial measures provide management as well as investors, potential investors, securities analysts and others with useful information to evaluate the performance of the business, because such measures, when viewed together with our financial results computed in accordance with GAAP, provide a more complete understanding of the factors and trends aﬀecting our historical financial performance and projected future results. We believe Adjusted EBITDA from Discontinued Operations and Adjusted EBITDA Margin from Discontinued Operations are useful measures because they exclude the eﬀects of financing and investment activities as well as non-operating activities.

Reconciliation. The table below reconciles Adjusted EBITDA from Discontinued Operations to net income (loss) from discontinued operations, the most comparable financial measure calculated in accordance with GAAP.

Total Net sales

Definition. “Total Net sales” is defined as the sum of net sales from continuing operations and net sales from discontinued operations.

Reason Used. We believe these non-GAAP financial measures provide management as well as investors, potential investors, securities analysts and others with useful information to evaluate the performance of the business, because such measures, when viewed together with our financial results computed in accordance with GAAP, provide a more complete understanding of the factors and trends aﬀecting our historical financial performance and projected future results. We believe Total Net Sales is useful measures because it reflects the full performance of the company, inclusive of discontinued operations.

Reconciliation. The table below reconciles Total Net Sales to net sales from continuing operations and net sales from discontinued operations, the most comparable financial measure calculated in accordance with GAAP.

Total Adjusted EBITDA and Total Adjusted EBITDA Margin

Definitions. “Total Adjusted EBITDA” is defined as the sum of Adjusted EBITDA from continuing operations and Adjusted EBITDA from discontinued operations. “Total Adjusted EBITDA Margin” is defined as Total Adjusted EBITDA divided by Total Net sales.

Reason Used. We believe these non-GAAP financial measures provide management as well as investors, potential investors, securities analysts and others with useful information to evaluate the performance of the business, because such measures, when viewed together with our financial results computed in accordance with GAAP, provide a more complete understanding of the factors and trends aﬀecting our historical financial performance and projected future results. We believe Total Adjusted EBITDA and Total Adjusted EBITDA Margin are useful measures because they exclude the eﬀects of financing and investment activities as well as non-operating activities.

Reconciliation. The table below reconciles Total Adjusted EBITDA to net income (loss), the most comparable financial measure calculated in accordance with GAAP.

Free Cash Flow

Definition. “Free Cash Flow” is defined as the sum of net cash provided by (used in) the following items: operating activities less capital expenditures.

Reason Used. Management believes that free cash flow is an important liquidity measure for the Company and that it is useful to investors and management as a measure of the ability of our business to generate cash.

Reconciliation. The table below reconciles Free Cash Flow to net cash provided by operating activities, the most comparable financial measure calculated in accordance with GAAP.

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Appendix A – Non-Gaap Financial Measures and Reconciliation Tables

Metrics used in “Short-Term Incentive Plan and 2025 Awards”

Company STIP-Adjusted EBITDA

Definition. “Company STIP-Adjusted EBITDA” is defined as Adjusted EBITDA (as defined above), plus or minus the impact of certain non-cash gains or charges as determined in the T&C Committee’s sole discretion. Excluded items may include the cumulative effect of accounting changes, the effect of new accounting pronouncements, last-in, first-out (LIFO) adjustment (income) expense, (gain) loss on currency translation and hyperinflation (gain) loss, and certain other adjustments reflecting substantial or out of the ordinary matters.

Reason Used. Company STIP-Adjusted EBITDA was selected as a performance measure under the 2025 STIP because Adjusted EBITDA is the primary performance measurement of the Company’s earnings guidance and drives behavior consistent with the stockholders’ interests. Additionally, for compensation award purposes, eliminating the other certain non-cash gains or losses was appropriate because the impacts of both were primarily driven by external market conditions and not by decisions management could directly influence.

Reconciliation. The table below reconciles Company STIP-Adjusted EBITDA to net income (loss), the most comparable financial measure calculated in accordance with GAAP.

EBITDA from Discontinued Operations

Definitions. “EBITDA from Discontinued Operations” is defined as net income (loss) from discontinued operations plus interest expense, net, provision (benefit) for income taxes, depreciation, amortization, restructuring and other (income) charges, net, goodwill impairment charges, acquisition and other-related (income) costs, litigation verdict charges, (gain) loss on strategic investments, proxy contest charges, portfolio realignment charges, pension and postretirement settlement and curtailment (income) charges, net, loss on CTO resales, CTO supply contract termination charges, less indirect costs allocated to divestiture.

Reason Used. We believe these non-GAAP financial measures provide management as well as investors, potential investors, securities analysts and others with useful information to evaluate the performance of the business, because such measures, when viewed together with our financial results computed in accordance with GAAP, provide a more complete understanding of the factors and trends aﬀecting our historical financial performance and projected future results. We believe EBITDA from Discontinued Operations is a useful measure because it excludes the eﬀects of financing and investment activities as well as non-operating activities for divested businesses.

Reconciliation. The table below reconciles EBITDA from Discontinued Operations for Performance Chemicals to net income (loss) from discontinued operations, the most comparable financial measure calculated in accordance with GAAP.

Business Unit STIP-Adjusted EBITDA (“BU STIP-Adjusted EBITDA”)

Definition. “BU STIP-Adjusted EBITDA” is defined as Segment EBITDA, as defined under ASC 280, including EBITDA from discontinued operations for Performance Chemicals, plus or minus the impact of certain non-cash gains or charges as determined in the T&C Committee’s sole discretion. Excluded items may include the cumulative eﬀect of accounting changes, the eﬀect of new accounting pronouncements, last-in, first-out (LIFO) adjustment (income) expense, (gain) loss on currency translation and hyperinflation (gain) loss, and certain other adjustments reflecting substantial or out of the ordinary matters.

Reason Used. BU STIP-Adjusted EBITDA was selected as a performance measure under the 2025 STIP because Segment EBITDA is the primary performance measurement of the Company’s segment earnings and drives behavior consistent with the stockholders’ interests. Additionally, for segment compensation award purposes, eliminating the fair market gain or loss from other certain non-cash gains or losses was appropriate because the impacts of both were primarily driven by external market conditions and not by decisions management could directly influence.

Reconciliation. The table below reconciles Performance Chemicals’ BU STIP-Adjusted EBITDA and Performance Materials’ BU STIP-Adjusted EBITDA to Segment EBITDA, respectively, the most comparable financial measure calculated in accordance with GAAP under ASC 280.

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Appendix A – Non-Gaap Financial Measures and Reconciliation Tables

Company STIP-Adjusted Revenue

Definition. Company STIP-Adjusted Revenue is defined as revenue in accordance with GAAP, including net sales from discontinued operations, plus or minus the impact of certain non-recurring items including, without limitation, currency impacts, discontinued or sold operations, acquisition impacts, and new accounting pronouncements.

Reason Used. Company STIP-Adjusted Revenue was selected as a performance measure under the 2025 STIP to drive behaviors consistent with our Ingevity 2.0 Strategy, which is to drive sustainable revenue growth to achieve enduring enterprise success and create long-term stockholder value.

Reconciliation. The table below reconciles Company STIP-Adjusted Revenue to the Company’s revenue, the most comparable financial measure calculated in accordance with GAAP.

Business Unit STIP-Adjusted Revenue (“BU STIP-Adjusted Revenue”)

Definition. “BU STIP-Adjusted Revenue” is defined as segment revenue in accordance with GAAP, including net sales from discontinued operations for Performance Chemicals, plus or minus the impact of certain non-recurring items including, without limitation, currency impacts, discontinued or sold operations, acquisition impacts, and new accounting pronouncements.

Reason Used. BU STIP-Adjusted Revenue was selected as a performance measure under the 2025 STIP to drive behaviors within each segment consistent with our Ingevity 2.0 Strategy, which is to drive sustainable revenue growth to achieve enduring enterprise success and create long-term stockholder value.

Reconciliation. The table below reconciles BU STIP-Adjusted Revenue to Performance Chemicals’, Performance Materials, and Advanced Polymer Technologies’ revenue, respectively, the most comparable financial measure calculated in accordance with GAAP.

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Appendix A – Non-Gaap Financial Measures and Reconciliation Tables

Metrics used in “Fiscal Year 2025 Compensation Highlights,”
“Long-Term Incentive Plan and 2025 Awards,” “Payout of 2023 PC Transformation Award,” and “Payout of 2023 PSU Award”

LTIP Adjusted Earnings (Loss) per Share (“LTIP Adjusted EPS”)

Definition. “LTIP Adjusted EPS” or “Adjusted EPS” is defined as the sum of diluted earnings (loss) per share (EPS) from continuing operations and diluted EPS from discontinued operations plus restructuring and other (income) charges, net, per share, goodwill impairment charge per share, acquisition and other-related (income) costs per share, pension and postretirement settlement and curtailment (income) charges per share, loss on CTO resales per share, CTO supply contract termination charges per share, (gain) loss on strategic investments per share, debt refinancing fees per share, litigation verdict charge per share, proxy contest charges per share, portfolio realignment costs per share, and the income tax expense (benefit) per share on those items, less the provision (benefit) from certain discrete tax items per share, and certain non-cash (income) charges per share (which includes: cumulative eﬀect of accounting changes per share, the eﬀect of new accounting pronouncements per share, last-in, first-out (LIFO) adjustment (income) expense per share, (gain) loss on currency translation and hyperinflation (gain) loss per share, certain other adjustments reflecting substantial or out of the ordinary matters (gain) loss per share, and the income tax expense (benefit) per share on these items.

Reason Used. LTIP Adjusted EPS was selected as a performance measure because Adjusted EPS is a primary performance measurement of the Company’s profitability over the performance period.

Reconciliation. The table below reconciles LTIP Adjusted EPS to diluted earnings per share, the most directly comparable financial measure calculated in accordance with GAAP

Cumulative Earnings (Loss) per Share (“Cumulative EPS”)

Definition. “Cumulative EPS” is defined as the accumulation of LTIP Adjusted EPS for each year within the performance period of the applicable PSU awards.

Reason Used. Cumulative EPS was selected as a performance measure because Cumulative EPS is a primary performance measurement of the Company’s profitability over the performance period.

Reconciliation. The table below reconciles Cumulative EPS to diluted earnings per share, the most directly comparable financial measure calculated in accordance with GAAP.

Adjusted Return on Invested Capital (“Adjusted ROIC”)

Definition. “Adjusted ROIC” is defined as the Return on Invested Capital (“ROIC”) for each year within the performance period of the applicable PSU award. ROIC is defined as net operating profit after tax (NOPAT) divided by the average Invested Capital for the period using an average ROIC from the plan year. NOPAT is defined as the sum of net income (loss) from continuing operations and net income (loss) from discontinued operations plus interest expense (income), net, restructuring and other (income) charges, goodwill impairment charges, long-lived asset impairment charges, acquisition and other-related (income) costs, loss on CTO resales, CTO supply contract termination charges, (gain) loss on strategic investment, debt refinancing fees, litigation verdict charges, pension settlement and curtailment (gain) loss, proxy contest charges, portfolio realignment costs, certain non-cash (income) charges, and the income tax expense (benefit) on these items, including the tax expense (benefit) recorded as a result of legislative tax rate changes, and certain discrete tax items such as excess tax benefits on share-based compensation vestings. Invested Capital is defined as total debt including financing lease obligations (including the amounts recorded as the result of adoption of new accounting standards), less the financing lease restricted investment plus total Ingevity stockholders’ equity, adjusted for the after tax impact of certain non-cash impairment charges. Average Invested Capital for each year will be defined as a two (2) point average: (beginning calendar year Invested Capital plus end of calendar year Invested Capital) divided by two.

Reason Used. The T&C Committee believes that, ROIC aligns with stockholder interests and promotes capital discipline. Each year of Adjusted ROIC within the performance period is used in the calculation of Average ROIC, which drives management accountability consistently throughout the performance period.

Reconciliation. The table below calculates the Adjusted ROIC for the 2024 PSUs and reconciles NOPAT (Adjusted ROIC numerator) to net income attributable to Ingevity’s stockholders, the most comparable measure calculated in accordance with GAAP, and calculates Invested Capital (Adjusted ROIC denominator) using the balance sheet.

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Appendix A – Non-Gaap Financial Measures and Reconciliation Tables

Average Return on Invested Capital (“Average ROIC”)

Definitions. “Average ROIC” is defined as the average of the Adjusted ROIC for each of the three years within the performance period of the applicable PSU award.

Reason Used. Average ROIC was selected as a performance measure because it aligns with shareholder interests and promotes capital discipline. The T&C Committee believes that the use of an average calculation drives management accountability consistently throughout the performance period.

Reconciliation. The table below calculates the Average ROIC for the 2023 PSUs and reconciles NOPAT (Average ROIC numerator) to net income attributable to Ingevity’s stockholders, the most comparable measure calculated in accordance with GAAP, and calculates Average Invested Capital (Average ROIC denominator) using the balance sheet.

Relative Total Shareholder Return (“rTSR”) and related definitions

Definitions. “Total Shareholder Return” or “TSR” is defined as the Company's total shareholder return performance (i.e., (Ending Stock Price-Beginning Stock Price) divided by Beginning Stock Price), relative to the total shareholder return performance of the companies in the TSR Benchmark. “Beginning Stock Price” means the average closing price of a share of the Company’s common stock (“Stock”) for the period of thirty (30) trading days beginning on the award date. “Ending Stock Price" means the average closing price of a share of Stock for the last thirty (30) trading days during the applicable performance period, with all dividends deemed reinvested on the ex-dividend date. “rTSR” is defined as the Company’s TSR relative to the TSR of the companies included in the TSR Benchmark. “TSR Benchmark” is defined as the constituents of the Russell 2000 Basic Materials Index as of the award date.

Reason Used. rTSR was selected to allow the Company to align compensation with long-term value creation for our stockholders.

Calculation. rTSR shall be calculated on a per share basis as described in the definition above.

Cumulative Adjusted Constant Currency EBITDA Growth

Definition. “Cumulative adjusted constant currency EBITDA Growth” is defined as the compound annual growth rate (CAGR) of adjusted constant currency EBITDA over the performance period as compared to Adjusted EBITDA for 2024. Constant currency means adjusting the Company’s Adjusted EBITDA by removing any impact of foreign exchange during each year of the performance period.

Reason Used. This non-GAAP financial measure was selected because the T&C Committee believes it provides a clear measure of the Company’s operational performance over the multi-year performance period and helps ensure that incentive outcomes reflect sustained Company profitability, which is closely aligned with stockholder interests.

Reconciliation. When performance is certified, the Company will provide a table that reconciles Adjusted EBITDA to net income (loss), the most comparable financial measure calculated in accordance with GAAP for each year of the performance period and will provide a calculation of Cumulative adjusted constant currency EBITDA Growth against the base year of 2024.

AFA EBITDA and AFA EBITDA Margin

Definitions. “AFA EBITDA” is defined as net income (loss) plus interest expense, net, provision (benefit) for income taxes, depreciation, amortization, restructuring and other (income) charges, net, including inventory lower of cost or market charges associated with restructuring actions, acquisition and other-related (income) costs, litigation verdict charges, gain on sale of strategic investment, loss on CTO resales, and pension and postretirement settlement and curtailment (income) charges, net for alternative fatty acid (“AFA”) products sold from the Company’s plants in North Charleston, South Carolina and Crossett, Arkansas (together, the “Performance Plants”). “AFA EBITDA Margin” is defined as AFA EBITDA divided by net sales of AFA products from the Performance Plants.

Reason Used. AFA EBITDA Margin was selected as a performance measure for the PC Transformation Award PSUs because it was considered a good indicator of whether the Company’s efforts to accelerate the transition of our PC segment to a broader based oleochemical product line is being accomplished on a profitable basis.

The AFA Product Volume targets were not achieved causing no need to measure the AFA EBITDA.

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Appendix A – Non-Gaap Financial Measures and Reconciliation Tables

Reconciliation of Net Income (Loss) (GAAP) to Adjusted EBITDA
(Non-GAAP) to Company STIP-Adjusted EBITDA (Non-GAAP)

	Year	Year	Year
	Ending	Ending	Ending
In millions, unaudited	2025	2024	2023
Net income (loss) from Continuing Operations (GAAP)	$(150.3)	$(121.4)	$105.8
Interest expense	78.3	97.8	93.3
Interest income	(5.2)	(7.7)	(6.3)
Provision (benefit) for income taxes	8.2	(19.1)	24.2
Depreciation and amortization	105.2	99.6	97.4
Restructuring and other (income) charges, net	12.8	18.1	53.4
Acquisition and other-related (income) costs	—	0.3	4.5
(Gain) loss on sale of strategic investment	19.6	2.1	(19.3)
Goodwill Impairment charge	183.8	306.6	—
Long lived assets impairment charge	109.3	—	—
Proxy contest charges	8.2	—	—
Portfolio realignment costs	3.1	—	—
Pension and postretirement settlement and curtailment charges (income), net	—	0.2	—
Adjusted EBITDA from Continuing Operations (Non-GAAP)(1)	$373.0	$376.5	$353.0
Net income (loss) from Discontinued Operations (GAAP)	$(16.8)	$(308.9)	$(111.2)
Provision (benefit) for income taxes	(2.8)	(86.2)	(28.9)
Depreciation and amortization	1.2	8.7	25.4
Restructuring and other (income) charges, net	42.9	168.1	116.8
(Gain) loss on sale of strategic investment	—	9.3	—
Loss on CTO resales	—	52.7	22.0
Goodwill Impairment	—	42.5	—
CTO supply contract termination fee	—	100.0	—
Adjusted EBITDA from Discontinued Operations (Non-GAAP)(1)	$24.5	$(13.8)	$24.1
Total Adjusted EBITDA (Non-GAAP)(1)	$397.5	$362.7	$377.1
Certain (income) charges(2)	(8.3)	9.8	21.2
Company STIP-Adjusted EBITDA (Non-GAAP)	$389.2	$372.5	$398.3
Total Net Sales	$1,289.2	$1,406.4	$1,692.1
Adjusted EBITDA Margin (Non-GAAP)	30.8%	25.8%	22.3%
(1)	For more information on the adjustments from Net income (loss) to Adjusted EBITDA, refer to the Company’s Annual Report on Form 10-K filed with the SEC on February 26, 2026, Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
(2)	Represents certain (income) charges primarily including inventory adjustments recorded during the period in accordance with last-in, first-out (“LIFO”) inventory accounting, inventory adjustments recorded during the period related to exiting certain markets, associated with our Performance Chemicals repositioning actions, CEO severance charges and non-cash translation impacts associated with currency exchange rate fluctuations.

Reconciliation of Net Cash Provided by Operating Activities (GAAP) to Free Cash Flow (Non-GAAP)

	Year	Year
	Ending	Ending
In millions, unaudited	2025	2024
Net Cash Provided by Operating Activities (GAAP)	$331.2	$128.6
Capital expenditures	57.7	(77.6)
Free Cash Flow (Non-GAAP)	$273.5	$51.0

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Appendix A – Non-Gaap Financial Measures and Reconciliation Tables

Reconciliation of Performance Chemicals Segment EBITDA (GAAP) to Performance Chemicals Total Segment EBITDA (Non-GAAP)

	Year	Year	Year
	Ending	Ending	Ending
In millions, unaudited	2025	2024	2023
Performance Chemicals Segment EBITDA (GAAP)	60.3	$53.7	$71.1
Net income (loss) from Discontinued Operations (GAAP)	$(16.8)	$(308.9)	$(111.2)
Provision (benefit) for income taxes	(2.8)	(86.2)	(28.9)
Depreciation and amortization	1.2	8.7	25.4
Restructuring and other (income) charges, net	42.9	168.1	116.8
(Gain) loss on sale of strategic investment	—	9.3	—
Loss on CTO resales	—	52.7	22.0
Goodwill Impairment	—	42.5	—
CTO supply contract termination fee	—	100.0	—
Inventory charges	—	6.3	20
Indirect costs allocated to divestitures(1)	(14.5)	(22.1)	(38)
EBITDA from discontinued operations	$10.0	$(29.6)	$5.9
Performance Chemicals Total Segment EBITDA (GAAP)	$70.3	$24.1	$77.0
(1)	Includes indirect costs that were previously allocated to the Divestiture but not eligible for discontinued operations accounting treatment.

Reconciliation of Segment EBITDA (GAAP) to Total Segment EBITDA (Non-GAAP) to BU STIP-Adjusted EBITDA (Non-GAAP)

	Year Ending 2025
			Advanced
	Performance	Performance	Polymer
In millions, unaudited	Chemicals	Materials	Technologies
Segment EBITDA (GAAP)	$60.3	$326.3	$32.1
EBITDA from Discontinued Operations (GAAP)	10.0	—	—
Total Segment EBITDA (GAAP)	$70.3	$326.3	$32.1
Certain (income) charges(1)	(8.6)	1.7	(1.4)
BU STIP-Adjusted EBITDA (Non-GAAP)	$61.7	$328.0	$30.7
(1)	Represents certain (income) charges primarily including non-cash income resulting from inventory adjustments recorded during the period in accordance with last-in, first-out (“LIFO”) inventory accounting, translation impacts associated with foreign currency exchange rate fluctuations.

Reconciliation of Net Sales from Continuing Operations (GAAP) to Total Net Sales (Non-GAAP) to Company STIP-Adjusted Revenue (Non-GAAP)

In millions, unaudited	Year Ending 2025
Net Sales from Continuing Operations	1,167.6
Net Sales from Discontinued Operations	121.6
Total Net Sales	$1,289.2
Certain non-recurring items(1)	(9.7)
Company STIP-Adjusted Revenue (Non-GAAP)	$1,279.5
(1)	Represents translation impacts associated with foreign currency exchange rate fluctuations and sales related to exited markets due to the repositioning of the Performance Chemicals’ segment.

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Appendix A – Non-Gaap Financial Measures and Reconciliation Tables

Reconciliation of Segment Net Sales from Continuing Operations (GAAP) to Total Segment Net Sales (Non-GAAP) to Company STIP-Adjusted Revenue (Non-GAAP)

	Year Ending 2025
			Advanced
	Performance	Performance	Polymer
In millions, unaudited	Chemicals	Materials	Technologies
Net sales from Continuing Operations (GAAP)	$400.5	$606.9	160.2
Net sales from Discontinued Operations (GAAP)	121.6	—	—
Total Segment Net sales	522.1	606.9	160.2
Certain non-recurring items(1)	(2.2)	(2.1)	(5.4)
BU STIP-Adjusted Revenue (Non-GAAP)	$519.9	$604.8	154.8
(1)	Represents translation impacts associated with currency exchange rate fluctuations and sales related to exited markets due to the repositioning of the Performance Chemicals’ segment.

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Appendix A – Non-Gaap Financial Measures and Reconciliation Tables

Reconciliation of Diluted EPS (GAAP) to Cumulative EPS (Non-GAAP)

	Year	Year	Year
	Ending	Ending	Ending
Shares In millions, unaudited	2025	2024	2023
Diluted earnings (loss) from Continuing Operations per common share (GAAP)	$(4.15)	$(3.34)	$2.88
Restructuring and other (income) charges, net	0.36	0.50	1.46
Acquisition and other-related (income) costs	—	0.01	0.12
Goodwill Impairment charge	5.03	8.40	—
Long lived asset impairment charge	3.00	—	—
Pension and postretirement settlement and curtailment charges (income)	—	0.01	—
(Gain) loss on sale of strategic investments	0.54	0.06	(0.52)
Proxy contest charges	0.22	—	—
Portfolio realignment charges	0.08	—	—
Tax effect on items above	(2.23)	(2.16)	(0.26)
Tax benefit from legislative tax rate changes, including certain discrete tax items(1)	1.28	0.58	(0.01)
Diluted adjusted earnings (loss) from Continuing Operations per share (Non-GAAP)	$4.13	$4.06	$3.67
Diluted earnings (loss) from Discontinued Operations per common share (GAAP)	$(0.46)	$(8.51)	$(3.03)
Restructuring and other (income) charges, net	1.17	4.62	3.18
Goodwill Impairment charge	—	1.22	—
(Gain) loss on sale of strategic investments	—	0.25	—
Loss on CTO resales	—	1.45	0.60
CTO supply contract termination fee	—	2.75	—
Tax effect on items above	(0.27)	(2.42)	(0.88)
Tax benefit from legislative tax rate changes, including certain discrete tax items(1)	(0.02)	0.09	(0.01)
Diluted adjusted earnings (loss) from Discontinued Operations per share (Non-GAAP)	$0.42	$(0.55)	$(0.14)
Total Diluted adjusted earnings (loss) per share (Non-GAAP)	$4.55	$3.51	$3.53
Adjustments:
Certain (income) charges(2)	(0.09)	0.34	0.57
Tax effect on items above	0.02	(0.07)	(0.13)
LTIP Adjusted EPS (Non-GAAP)	$4.48	$3.78	$3.97
Cumulative EPS (Non-GAAP)(3)		$12.23
(1)	Represents certain discrete tax items such as excess tax benefits on stock compensation and impacts of legislative tax rate changes. Management believes excluding these discrete tax items assists investors, potential investors, securities analysts, and others in understanding the tax provision and the effective tax rate related to continuing operating results thereby providing useful supplemental information about operational performance.
(2)	Represents the sum of the following adjustments: inventory adjustments recorded during the period in accordance with last-in, first-out (“LIFO”) inventory accounting, inventory adjustments recorded during the period related to exiting certain markets, and non-cash translation impacts associated with currency exchange rate fluctuation.
(3)	Sum of 2023, 2024, and 2025.

104      INGEVITY  |  2026 Proxy Statement

Appendix A – Non-Gaap Financial Measures and Reconciliation Tables

Reconciliation of Net Income (Loss) (GAAP) to NOPAT (Non-GAAP)

	Year	Year	Year
	Ending	Ending	Ending
In millions, unaudited	2025	2024	2023
Net income (loss) from Continuing Operations (GAAP)	$(150.3)	$(121.4)	$105.8
Restructuring and other (income) charges, net	12.8	18.1	53.4
Acquisition and other-related (income) costs	—	0.3	4.5
Pension and postretirement settlement and curtailment charges (income)	—	0.2	—
Goodwill impairment charge	183.8	306.6	—
Long lived asset impairment charge	109.3	—	—
(Gain) loss on sale of strategic investment	19.6	2.1	(19.3)
Proxy contest charges	8.2	—	—
Portfolio realignment costs	3.1	—	—
Tax effect on items above	(81.8)	(78.6)	(9.1)
Tax benefit from legislative tax rate changes, including certain discrete tax items(1)	46.8	21.0	(0.5)
Adjusted earnings (loss) from Continuing Operations (Non-GAAP)	$151.5	$148.3	$134.8
Net income (loss) from Discontinued Operations (GAAP)	$(16.8)	$(308.9)	$(111.2)
Restructuring and other (income) charges, net	42.9	168.1	116.8
Goodwill impairment charge	—	42.5	—
(Gain) loss on sale of strategic investment	—	9.3	—
Loss on CTO resales	—	52.7	22.0
CTO supply contract termination charges	—	100.0	—
Tax effect on items above	(10.0)	(87.1)	(32.7)
Tax benefit from legislative tax rate changes, including certain discrete tax items(1)	(0.6)	3.4	(0.1)
Adjusted earnings (loss) from Discontinued Operations (Non-GAAP)	$15.5	$(20.0)	$(5.2)
Total adjusted earnings (loss) (Non-GAAP)	$167.0	$128.3	$129.6
Adjustments:
Interest expense, net	$73.1	$90.1	$87.0
Certain miscellaneous (income)/charges(2)	(5.9)	9.8	21.2
Tax effect on items above	(15.7)	(22.0)	(25.4)
NOPAT (Non-GAAP) (Average ROIC numerator)	$218.5	$206.2	$212.4
(1)	Represents certain discrete tax items such as excess tax benefits on stock compensation and impacts of legislative tax rate changes. Management believes excluding these discrete tax items assists investors, potential investors, securities analysts, and others in understanding the tax provision and the effective tax rate related to continuing operating results thereby providing useful supplemental information about operational performance.
(2)	Represents the sum of the following adjustments: non-cash income resulting from inventory adjustments recorded during the period in accordance with last-in, first-out (“LIFO”) inventory accounting, inventory adjustments recorded during the period related to exiting certain markets, and non-cash translation impacts associated with currency exchange rate fluctuation.

Calculation of Average Invested Capital (Non-GAAP)

	December 31,
In millions, unaudited	2025	2024	2023	2022
Total Ingevity Stockholders’ Equity	$29.6	$195.2	$631.4	$698.3
Certain non-cash impairment charges, net of tax	262.4	292.2	—	—
Total Debt including capital lease obligation	1,161.4	1,405.2	1,472.5	1,479.9
Less: Restricted Investment, gross of allowance for expected credit losses	(84.6)	(81.8)	(79.3)	(78.6)
Less: Cash and cash equivalents	(78.1)	(68.0)	(95.9)	(76.7)
Less: Restricted Cash	(0.5)	(0.4)	(0.6)	(0.6)
Invested Capital (Non-GAAP)	$1,290.2	$1,742.4	$1,928.1	$2,022.3
Average Invested Capital (Non-GAAP)	$1,516.3	$1,835.3	$1,975.2
(Average ROIC denominator)

INGEVITY  |  2026 Proxy Statement      105

Appendix A – Non-Gaap Financial Measures and Reconciliation Tables

Calculation of Average ROIC (Non-GAAP)

In millions, unaudited	2025	2024	2023
NOPAT (Non-GAAP) (Average ROIC numerator)	$218.5	$206.2	$212.4
Average Invested Capital (Non-GAAP) (Average ROIC denominator)	1,516.3	1,835.3	1,975.2
Period-End ROIC (Non-GAAP)	14.4%	11.2%	10.8%
Average ROIC (Non-GAAP)		12.1%

106      INGEVITY  |  2026 Proxy Statement

AMENDMENT TO INGEVITY CORPORATION

2025 OMNIBUS INCENTIVE PLAN

WHEREAS, the Board of Directors (the “Board”) of Ingevity Corporation (the “Company”) adopted the Company’s 2025 Omnibus Incentive Plan (the “Plan”) on February 10, 2025, and the Plan was approved by the Company’s stockholders on April 30, 2025;

WHEREAS, upon the recommendation of the Talent and Compensation Committee (the “T&C Committee”), the Board approved this Amendment to the Plan (the “Amendment”) on February 17, 2026 and submitted the Amendment to the Company’s stockholders for approval at the 2026 annual meeting of stockholders (the “Annual Meeting”); and

NOW, THEREFORE, pursuant the power reserved to the Board by Section 16(c) of the Plan, the Plan be and is hereby amended as follows, subject to approval of the Company’s stockholders:

1.	Section 4.1(a) of the Plan is hereby deleted and replaced as follows:

(a) Plan Maximums. The maximum number of shares of Common Stock that may be delivered pursuant to Awards under the Plan shall not exceed: (i) 1,005,000 shares of Common Stock, plus (ii) the number of shares of Common Stock that remain available for issuance under the Prior Plan from and after the Effective Date, plus (iii) the number of shares of Common Stock underlying any equity awards previously granted under the Prior Plan as of the Effective Date that, on or after the Effective Date, are forfeited, terminated, expire or lapse without being exercised, or any such awards that are settled for cash. Shares of Common Stock subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares.

This Amendment to the Plan (this “Amendment”) constitutes an integral part of the Plan. For all purposes of this Amendment, capitalized terms used herein without definition shall have the meanings specified in the Plan, as the Plan shall be in effect on the date hereof after giving effect to the Amendment.

Except as set forth herein, all of the terms and conditions of the Plan, as in effect prior to the effectiveness of this Amendment, shall continue to remain in full force and effect as originally stated therein.

Adopted by Board of Directors: February 17, 2026

INGEVITY  |  2026 Proxy Statement      107

Ingevity Corporation

4920 O’Hear Avenue

Suite 400

North Charleston, SC

29405

844 643 8489

Ingevity.com

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V85505-P45803 For Against Abstain For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 p.m. Eastern Time on April 28, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/NGVT2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Time on April 28, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. INGEVITY CORPORATION SHAREOWNER SERVICES P.O. BOX 64945 ST. PAUL, MN 55164-0945 2. Advisory vote on compensation of our Named Executive Officers (Say-on-Pay). 3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026. 4. Amendment to increase authorized shares under the Ingevity Corporation 2025 Omnibus Incentive Plan. NOTE: In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof. The Board of Directors recommends you vote FOR proposals 2, 3 and 4. Nominees: 1. Election of the below Director nominees, each for a one-year term and until his or her successor is duly elected and qualified: INGEVITY CORPORATION The Board of Directors recommends you vote FOR the following: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 1a. Luis Fernandez-Moreno 1b. Diane H. Gulyas 1c. Bruce D. Hoechner 1d. David H. Li 1e. Frederick J. Lynch 1f. Karen G. Narwold 1g. F. David Segal 1h. J. Kevin Willis 1i. Benjamin G. (Shon) Wright SCAN TO VIEW MATERIALS & VOTEw

V85506-P45803 INGEVITY CORPORATION VIRTUAL ANNUAL MEETING OF STOCKHOLDERS Wednesday, April 29, 2026 at 9:30 AM Eastern Time INGEVITY CORPORATION 4920 O'Hear Ave, Suite 400, North Charleston, SC 29405 This proxy is solicited by the Board of Directors for use at the Annual Meeting of Stockholders on Wednesday, April 29, 2026. The undersigned hereby appoints Ryan C. Fisher and Mavis G. Huger, and both of them, proxies, with full power of substitution in each, to represent, and to vote the common stock of INGEVITY CORPORATION, which the undersigned is entitled to vote at the 2026 Annual Meeting of Stockholders scheduled to be held at 9:30 AM Eastern Time on April 29, 2026, virtually at www.virtualshareholdermeeting.com/NGVT2026, and at any adjournments or postponements thereof. This proxy, when properly executed, will be voted as specified on the reverse side. If no specification is made, this proxy will be voted "FOR" each of the director nominees listed in Proposal 1, and "FOR" Proposals 2, 3 and 4, and in the discretion of the proxies, upon such other business as properly comes before the Annual Meeting. Continued and to be signed on reverse side Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.